As filed with the Securities and Exchange on Commission July 13, 2012

Securities Act File No. 333-

Investment Company Act File No. 811-22688

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No.

Nuveen Active Allocation Real Return Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service.

Copies of Communications to:

David P. Glatz	Eric F. Fess
K&L Gates LLP 70 W. Madison St. Suite 3100 Chicago, IL 60602	Chapman and Cutler LLP 111 W. Monroe Chicago, IL 60603

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 par value	1,000 Shares	$20.00	$20,000	$2.29

(1)	Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Prospectus dated             , 2012

PROSPECTUS

Shares

Nuveen Active Allocation Real Return Fund

Common Shares

$20.00 per Share

Investment Objectives. Nuveen Active Allocation Real Return Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s primary investment objective is to provide high current income. As a secondary investment objective, the Fund will seek to maximize real return over the market cycle. Real return is defined as total return less the rate of inflation for a given period of time. The Fund cannot assure you that it will achieve its investment objectives.

Fund Strategy. The Fund seeks to achieve its investment objectives by investing in a range of investment categories that could be expected to positively correlate with the rate of inflation. The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodities, (ii) real estate, (iii) infrastructure, (iv) adjustable rate loans, (v) energy and (vi) currencies and inflation protected debt securities. The Fund will make strategic allocations to these investment categories initially and actively manage these allocations over time to optimize the differences in correlations between asset classes, recognizing that no single investment performs in all inflationary environments. The Fund’s active asset allocation program seeks to capture additional total return and manage volatility consistent with the Fund’s real return objective.

The Fund’s investment adviser believes that a global real return investment strategy may help preserve or enhance purchasing power in inflationary environments, because cash flows and asset values of real return oriented investments tend to rise with consumer prices. The Fund’s investment adviser believes that diversification among traditional investments with real return streams and alternative investments, such as commodities, can potentially lower overall volatility and enhance the Fund’s returns over time.

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk of loss due to the discount may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.

This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in the Fund’s common shares involves certain risks. You could lose some or all of your investment. See “Risks ” beginning on page 62 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary — Special Risk Considerations” beginning on page 17 of this Prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total(1)
Public offering price		$20.000	$
Sales load(2)		$0.90	$
Estimated offering expenses	$		$
Proceeds, after expenses, to the Fund(3)	$		$

The underwriters expect to deliver the common shares to purchasers on or about             , 2012.

Nuveen Securities

The date of this Prospectus is             , 2012

(1)	The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ $ $ and $ , respectively.

(2)	Nuveen Fund Advisors, Inc. (and not the Fund) has agreed to pay, from its own assets, a structuring fee to . Nuveen Fund Advisors, Inc. (and not the Fund) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. These fees are not reflected under sales load in the table above. See “Underwriters — Additional Compensation to be Paid by Nuveen Fund Advisors.”

(3)	The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per common share sold in this offering. Nuveen Fund Advisors, Inc. has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.04 per common share. The aggregate offering costs (other than the sales load) to be paid by the Fund currently are estimated to be $ . See “Use of Proceeds.”

(continued from previous page)

Portfolio Contents. The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodity futures and options contracts, (ii) equity and debt securities of real estate companies, which will consist primarily of real estate investment trusts (“REITs”), (iii) equity and debt securities of infrastructure companies, (iv) adjustable rate loans, (v) equity and debt securities of energy companies and (vi) currencies and inflation protected debt securities.

Leverage. The Fund anticipates using leverage to seek to enhance its potential for a high level of current income. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. The Fund may use derivatives such as interest rate swaps to fix the rate after expenses (or “all-in” rate) paid on a significant portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period.

If current market conditions persist, the Fund intends to use leverage obtained from borrowings from a financial institution (referred to as “structural leverage”) in an amount equal to approximately [    ]% of the Fund’s Managed Assets (as defined on page 11). The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The Fund’s effective leverage will not exceed [    ]% of Managed Assets. The Fund’s leverage strategy may not work as planned or achieve its goal. See “Prospectus Summary — Leverage.”

Adviser and Subadvisers. Nuveen Fund Advisors, Inc. will be responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. Nuveen Advisory Solutions, a division of Nuveen Asset Management, LLC, will be responsible for managing the Fund’s overall real return investment strategy and determining the portion of the Fund’s Managed Assets invested in each of the Fund’s principal investment categories pursuant to the Fund’s asset allocation program. Five subadvisers will be responsible for investing the Fund’s assets in its six component investment categories. Gresham Investment Management LLC will manage the Fund’s investments in commodity futures and options contracts. Nuveen Asset Management’s Real Assets Team will manage the Fund’s investments in equity and debt securities of real estate and infrastructure companies. Symphony Asset Management, LLC will manage the Fund’s investments in adjustable rate loans. FAMCO MLP, a division of Advisory Research, Inc., and NWQ Investment Management Company, LLC will manage the Fund’s investments in equity and debt securities of energy companies. Nuveen Asset Management’s Taxable Fixed Income Team will manage the Fund’s investments in currencies and inflation protected debt securities.

It is anticipated that the Fund’s common shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “NRR.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated             , 2012, as supplemented through the effective date of this Prospectus, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 106 of this Prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (“SAI”) prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Active Allocation Real Return (the “Fund”) is a newly organized, diversified, closed-end management investment company.

The Offering	The Fund is offering common shares of beneficial interest at $20.00 per share through a group of underwriters (the “Underwriters”) led by and Nuveen Securities, LLC. Certain Underwriters, their affiliates or employees, including , have, and other Underwriters participating in this offering or their affiliates may have, a minority ownership interest in Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Investment Adviser”), the Fund’s investment adviser, and certain of the Fund’s subadvisers. See “Management of the Fund — Investment Adviser and Subadvisers.” In this Prospectus, the common shares of beneficial interest of the Fund are called “Common Shares” and holders of the Common Shares are referred to as “Common Shareholders.” You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover any over-allotments. See “Underwriters.” Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed for long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for you if you are seeking the potential for:

•	Attractive regular monthly distributions;

•	Total return performance over time, including periods of inflation and rising interest rates;

•	An active asset allocation investment strategy designed to balance risk and return, and reduce investment volatility;

•	Portfolio diversification and inflation protection benefits for an overall portfolio; and

•	Access to alternative investment strategies and institutional managers.

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objectives	The Fund’s primary investment objective is to provide high current income. As a secondary investment objective, the Fund will seek to maximize real return over the market cycle. Real return is defined as total return less the rate of inflation for a given period of time. The Fund cannot assure you that it will achieve its investment objectives. See “The Fund’s Investments” and “Risks.”

Fund Strategy	The Fund seeks to achieve its investment objectives by investing in a range of investment categories that could be expected to positively correlate with the rate of inflation. The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodity futures and options contracts, (ii) equity and debt securities of real estate companies, which will consist primarily of real estate investment trusts (“REITs”), (iii) equity and debt securities of infrastructure companies, (iv) adjustable rate loans, (v) equity and debt securities of energy companies and (vi) currencies and inflation protected debt securities. The Fund will make strategic allocations to these investment categories initially and actively manage these allocations over time to optimize the differences in correlations between asset classes, recognizing that no single investment performs in all inflationary environments. The Fund’s active asset allocation program seeks to capture additional total return and manage volatility consistent with the Fund’s real return objective. The Fund’s active asset allocation program combines quantitative and qualitative methods used to project future returns, risks and other factors across investment categories. The Fund employs proprietary portfolio construction methods to determine the optimal allocation to each of the Fund’s principal investment categories.

Nuveen Fund Advisors believes that a global real return investment strategy may help preserve or enhance purchasing power in inflationary environments, because cash flows and asset values of real return oriented investments tend to rise with consumer prices. Nuveen Fund Advisors believes that diversification among traditional investments with real return streams and alternative investments, such as commodities, can potentially lower overall volatility and enhance the Fund’s returns over time.

Asset Allocation Program	Nuveen Advisory Solutions, a division of Nuveen Asset Management, LLC (“Nuveen Asset Management”), will be responsible for managing the Fund’s overall global real return investment strategy and determining the portion of the Fund’s Managed Assets invested in each of the Fund’s principal investment categories pursuant to the Fund’s active asset allocation program.

Consistent with the Fund’s investment objectives, Nuveen Advisory Solutions will allocate the Fund’s portfolio among investment categories that produce income and are expected to maximize real return over the market cycle. In managing its active asset allocation program, Nuveen Advisory Solutions will make strategic allocations initially and actively manage these allocations over time to optimize the differences in correlations between asset classes, recognizing that no single investment performs in all inflationary environments. On an ongoing basis and in response to changing market dynamics, Nuveen Advisory Solutions will employ its tactical asset allocation program, which combines quantitative and qualitative methods used to project future returns, risks and other factors across investment categories, to determine the optimal allocation to each of the Fund’s principal investment categories.

To facilitate the management of the Fund’s active asset allocation program, including managing cash flows to and from the subadvisers and managing the Fund’s exposure to certain investment categories, industry sectors, regions, or investment styles, Nuveen Advisory Solutions may directly invest approximately 0% to 5% of the Fund’s Managed Assets. Nuveen Advisory Solutions may invest these Managed Assets in equity securities issued by U.S. and non-U.S. companies, derivatives, investment companies and money market instruments and other short-term securities.

The table below summarizes the Fund’s initial strategic asset allocation ranges after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives. Nuveen Advisory Solutions intends to maintain the initial allocations within the specified ranges, although actual allocations may vary at any time and move and remain outside of these initial ranges due to market movements and other factors. Allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk.

Allocation Parameters (As a % of Managed Assets)	Initial Minimum		Initial Maximum		Long-Term Minimum		Long-Term Maximum
Real Estate	[	]	[	]	[	]	[	]
Infrastructure	[	]	[	]	[	]	[	]
Commodities*	[	]	[	]	[	]	[	]
Adjustable Rate Loans	[	]	[	]	[	]	[	]
Energy	[	]	[	]	[	]	[	]
Currencies and Inflation Protected Debt Securities	[	]	[	]	[	]	[	]

*	Commodity futures contracts provide notional exposure that greatly exceeds the margin requirements for such positions. Accordingly, the Fund’s aggregate notional exposure to commodity futures contracts will exceed the percentages in the table. The aggregate notional value of the Fund’s commodity futures contracts is expected to exceed % of the Fund’s total investment exposure.

Nuveen Fund Advisors will be responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. Five subadvisers will be responsible for investing the Fund’s assets in its six component investment categories. Gresham Investment Management LLC (“Gresham”) will manage the Fund’s investments in commodity futures and options contracts. Nuveen

Asset Management’s Real Assets Team will manage the Fund’s investments in equity and debt securities of real estate and infrastructure companies. Symphony Asset Management, LLC (“Symphony”) will manage the Fund’s investments in adjustable rate loans. FAMCO MLP, a division of Advisory Research, Inc. (“FAMCO MLP”), and NWQ Investment Management Company, LLC (“NWQ”) will manage the Fund’s investments in equity and debt securities of energy companies. Nuveen Asset Management’s Taxable Fixed Income Team will manage the Fund’s investments in currencies and inflation protected debt securities. Each subadviser except FAMCO MLP is an affiliate of Nuveen Investments.

Investment Policies	Under normal circumstances:

•

The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodity futures and options contracts, (ii) equity and debt securities of real estate companies, which will consist primarily of REITs, (iii) equity and debt securities of infrastructure companies, (iv) adjustable rate loans, (v) equity and debt securities of energy companies and (vi) currencies and inflation protected debt securities. The Fund’s investments in each of these investment categories are described in more detail below.

•

The Fund may invest up to 100% of its Managed Assets in equity and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities (which have characteristics of both equity and debt securities), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities) issued by companies of any market capitalization. The Fund’s equity investments also may include exchange-traded notes (“ETNs”), other investment companies (including exchange-traded funds (“ETFs”)), publicly traded commodity pools and equity interests in REITs and master limited partnerships (“MLPs”). Debt securities in which the Fund may invest include adjustable rate loans, corporate debt instruments, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and debt securities issued by REITs and MLPs.

•

The Fund may invest without limit in debt securities that are, at the time of investment, rated below investment grade quality or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or high yield debt. No more than 10% of the Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower.

•	The Fund may invest without limit in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or over-the-counter in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries. The Fund may invest up to 25% of its Managed Assets in securities of issuers located in emerging markets. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

•

The Fund may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its Managed Assets in equity or debt securities of MLPs and publicly traded commodity pools that are treated as publicly traded partnerships for federal income tax purposes.

•

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly; provided that this limit does not apply to investments in ETFs in which the Fund may invest in excess of the limits imposed under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission (“SEC”).

•

In implementing its global real return strategy, the Fund may invest in companies located anywhere in the world. The Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Fund will not hedge such non-U.S. currency exposures, unless Nuveen Advisory Solutions determines that it is in the best interest of shareholders to hedge.

•

The Fund may use derivatives to, among other things, gain investment exposure, to manage risks and/or to hedge the Fund’s portfolio. The Fund may invest in derivatives including options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts.

Commodities.

The Fund expects to primarily gain exposure to commodity futures and options contracts through investment in the Gresham Real Return Commodity Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of the federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. Unlike the Fund, the Subsidiary may invest directly and without limitation in commodity-linked derivative instruments. Although the Fund expects to primarily gain its exposure to commodities through its investment in the Subsidiary, Nuveen Advisory Solutions may also invest directly in ETFs, publicly traded commodity pools and other pooled investment vehicles that provide commodity market exposure.

The Subsidiary is advised by Nuveen Fund Advisors, and subadvised by Gresham. Gresham actively manages the Subsidiary’s diversified portfolio of exchange-traded commodity futures contracts pursuant to a long-only, rules-based commodity futures program with an integrated option writing program.

Gresham invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. Generally, Gresham expects to invest in short-term, exchange-traded commodity futures contracts with terms of one to three months but may invest in commodity contracts with terms of up to 12 months. In addition to investing directly in commodity futures contracts, Gresham employs an integrated option writing program, in which Gresham will write exchange-traded commodity call options that may be up to 20% “out-of-the-money” on a continual basis on up to approximately 50% of the notional value of each of its commodity futures contracts that, in Gresham’s determination, have sufficient option trading volume and liquidity.

In the Subsidiary, Gresham may also invest in other commodity-linked derivative instruments including, but not limited to, commodity forward contracts, notes, swap agreements and other derivative instruments that provide exposure to commodities.

The Fund’s commodities investments are expected to provide high current income and inflation protection over the market cycle. Commodities are considered to be an alternative asset class that may help diversify an investment portfolio beyond traditional stocks and bonds and increase returns while reducing risk of the overall portfolio. Commodities are used as inputs in the production of other goods and commodity prices generally serve as a leading indicator for inflation. Commodity prices have historically responded quickly to both surprise inflation and anticipated inflation from economic growth. Historically, long-only commodity investment strategies have produced returns that demonstrate strong positive correlation with inflation and global gross domestic product (“GDP”) growth. Gresham expects emerging economies, which represent a significant part of world GDP, to help drive growth and increase commodities prices over time.

Nuveen Fund Advisors believes that commodities are an effective inflation hedge because commodity prices tend to rise when the inflation rate is increasing. By contrast, stocks and bonds have a low or negative correlation to inflation — when the inflation rate is rising, stock and bond returns are likely to be flat or falling. In line with the Fund’s primary investment objective of high current income, Gresham expects to sell commodity options on its underlying commodity futures, and option premiums generated thereby may enable the Fund to more efficiently implement its distribution policy.

Real Estate.

The Nuveen Asset Management Real Assets Team will invest in equity and debt securities of real estate companies, which will consist primarily of REITs. Real estate companies are typically publicly traded corporations or trusts that invest in commercial real estate, including industrial, retail, office, hotels and storage facilities, and/or residential real estate, including multifamily and senior housing. REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. Additional real estate investments may include equity or debt securities of companies engaged in the real estate industry.

The Fund’s real estate investments are expected to provide high current income and the potential for additional capital appreciation over time. Nuveen Fund Advisors believes that investments in real estate offer the potential for rising income over the long term, which may offer inflation protection by enabling investors to preserve their portfolio’s purchasing power. Real estate costs are a key component to cost of living measures used to calculate the current rate of inflation. During periods of inflation, rents or cash flows for real estate investments tend to increase over time and track inflation on a lagged basis.

Infrastructure.

The Nuveen Asset Management Real Assets Team will invest in infrastructure companies that generally operate in the following sectors: transportation (e.g., rail, airports, toll roads and ports), water supply and distribution, electrical distribution, power generation and transmission, re-cycling and energy conversion, wastewater collection and treatment, telecommunications, health care, energy and materials.

Infrastructure consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer and energy utilities; transportation and communication networks; health care facilities, government accommodations and other public service facilities; and shipping, timber, alternative energy and other resources and services needed for the construction and maintenance of these physical structures and networks.

The Fund’s investments in infrastructure securities are expected to provide high current income and the potential for additional capital appreciation over time. Similar to real estate, infrastructure assets offer the potential for rising income over the long term, which may offer inflation protection. Infrastructure assets such as tollroads or water utilities charge user fees and typically have long-term negotiated contracts that produce a steady flow of cash. Some infrastructure companies are able to charge users of their assets fees linked to current inflation rates. Nuveen Fund Advisors believes that global infrastructure companies will benefit from the anticipated growth in both developing and emerging economies over time.

Adjustable Rate Loans.

Symphony will invest in adjustable rate senior loans and second lien loans and other adjustable rate corporate debt instruments, usually rated below investment grade.

Symphony utilizes an industry focused approach that seeks to select the debt instruments of corporate issuers that provide attractive income opportunities and offer the potential for additional total return through the identification of near-term catalysts (such as restructurings, refinancing, mergers and acquisitions, liquidity events, management changes, rating and earnings announcements) and relative value opportunities. At the same time, Symphony’s fundamental approach seeks to evaluate and minimize potential downside risks associated with below investment grade instruments. Additionally, Symphony focuses primarily on liquid securities to help implement its highly active management style, which helps the team manage and optimize risk exposures over the course of the investment cycle.

The Fund’s investments in adjustable rate loans are expected to provide high current income. Adjustable rate debt instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium, and are therefore regarded as having short-term durations. Adjustable rate loans provide high levels of current income and a significant hedge for rapid price changes. As interest rates move higher, the income generated by adjustable rate loans will move lock step. As the economy strengthens, adjustable rate loan quality is expected to improve. Through its investments in adjustable rate loans, the Fund seeks to capitalize on the credit spread opportunity (as measured by the difference in yield between below investment grade investments and high grade benchmarks) which prevails through all phases of the interest rate cycle, and to offer the opportunity for additional income if interest rates are rising.

Energy.

FAMCO MLP will invest in energy MLPs, which include investments that offer economic exposure to publicly traded MLPs in the form of equity and debt securities of MLPs. Energy MLPs can generally be classified into the following industries: pipeline MLPs, processing MLPs, gathering and processing MLPs, midstream MLPs, propane MLPs, exploration and production MLPs, coal MLPs and marine shipping MLPs.

NWQ will focus on fossil-related energy investments but also may invest in unconventional, alternative and other energy-related investments. NWQ seeks investment opportunities in energy companies that it believes have the following merits: (a) meaningful risk adjusted upside; (b) downside protection; and (c) a catalyst or clear path to recognition of that value. Energy companies derive at least 50% of their revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

The Fund’s energy securities investments are expected to provide current income, the potential for additional capital appreciation and inflation protection over the market cycle. The value of the Fund’s investments in energy securities is expected to move directly with energy market prices. Energy costs are a key component of cost of living measures used to calculate the current rate of inflation. Energy assets such as natural gas pipelines charge user fees and typically have long-term negotiated contracts that produce steady cash flows. Some energy companies have more commodity sensitivity and are able to charge users of their assets fees linked to current market prices for energy commodities.

Currencies and Inflation Protected Debt Securities.

The Nuveen Asset Management Taxable Fixed Income Team will primarily invest in a portfolio of currencies, which may benefit from an inflationary environment, short term debt instruments and inflation protected debt securities.

The Nuveen Asset Management Taxable Fixed Income Team will actively manage its investments in currencies and inflation protected debt securities and will determine the portfolio mix based upon its international macroeconomic outlook and fundamental analyses. Currencies include direct investments in short-term sovereign debt securities or investments in forward currency contracts and other derivative instruments. These investments will be denominated in, or otherwise provide exposure to, multiple international (non-U.S.) currencies or the U.S. dollar. Inflation protected debt securities are issued by the U.S. and non-U.S. governments and their agencies and instrumentalities and domestic and foreign corporations and include Treasury Inflation Protected Securities (“TIPS”). Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation.

The Nuveen Asset Management Taxable Fixed Income Team will review the international currency markets and select currencies that would be expected to perform well in an inflationary environment due to attractive current yields or other factors. The Fund will seek to benefit from both expected factors and unexpected changes that may drive valuations higher in currency markets or related markets. The Fund may invest in foreign currencies of countries whose economies will benefit from global growth trends and may depend heavily on the export of certain commodities (i.e. “commodity currencies”). For example, the Fund may invest in foreign currencies of developed countries such as the Australian dollar or Canadian dollar and may invest in foreign currencies of emerging market countries such as the South African rand or Brazilian real.

The Fund’s investments in currencies and inflation protected debt securities are expected to provide current income and inflation protection over the market cycle. Inflation protected debt securities have principal amounts adjusted to reflect increases in the Consumer Price Index (“CPI”). When an economy experiences inflation, it is experiencing an increase in the prices of good and services over time, which equates to currency depreciation. U.S. and non-U.S. markets have typically experienced inflation at different times and at different rates. The Fund may invest in currencies around the globe as it seeks opportunities in various regions which will benefit from global or local inflationary conditions or other related real return opportunities.

The preceding investment policies describe the Fund’s investments under normal circumstances. For purposes of investment rating limitations in this Prospectus, a security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the portfolio managers. Investment rating limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. For purposes of the investment policies described above: (i) such policies only apply at the time of investment; (ii) the Fund is under no obligation to sell securities as a result of changes in market values; (iii) the Board of Trustees of the Fund (the “Board of Trustees”) may change a policy without a shareholder vote.

Fund Benchmark	The Fund expects to use the [ ] index to analyze the overall performance of the Fund.

The Fund expects to use category-specific indices to analyze the performance of its subadvisers. See “The Fund’s Investments — Investment Category Comparative Benchmarks” below.

Leverage	The Fund anticipates using leverage to seek to enhance its potential for a high level of current income. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. See “Special Risk Considerations — Leverage Risk.”

The Fund may utilize the following forms of “structural leverage”: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations (collectively, “Borrowings”); and (b) the issuance of preferred shares of beneficial interest (“Preferred Shares”) or other senior securities. The Fund does not intend to use structural leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives. If current market conditions persist, the Fund intends to use structural leverage through Borrowings from a financial institution. The Fund’s total assets, including assets attributable to the principal amount of any Borrowings and any Preferred Shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

If current market conditions persist, the Fund expects that initially, after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives, the Fund’s leverage ratio will equal approximately [ ]% of the Fund’s Managed Assets from structural leverage as discussed above. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The Fund’s effective leverage will not exceed [ ]% of Managed Assets.

The interest on Borrowings may be at a fixed or floating rate, but the Fund anticipates that it will generally be a floating rate based on short-term adjustable rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more income than will be needed to make interest payments. If so, the excess income will be available to pay higher distributions to Common Shareholders. Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund intends to use derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix the rate after expenses (commonly referred to as the “all-in” rate) paid on a significant portion of the Fund’s leverage from Borrowings. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the all-in fixed interest rate for that time period.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to each of the Fund’s subadvisers) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of structural leverage. Nuveen Fund Advisors in consultation with Nuveen Advisory Solutions will be responsible for using structural leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much structural leverage to use for the Fund based solely on the assessment of whether such use of structural leverage will advance the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s structural leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and the subadvisers’ fees means that Nuveen Fund Advisors and the subadvisers may have a conflict of interest in determining whether to increase the Fund’s use of structural leverage. Nuveen Fund Advisors will seek to manage that potential conflict by only increasing the Fund’s use of structural leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

The use of structural and effective leverage creates special risks for Common Shareholders. See “Leverage” and “Special Risk Considerations — Leverage Risk.” The Fund’s leverage strategy may not work as planned or achieve its goals.

Distributions	Commencing with the first distribution, the Fund will seek to pay regular monthly cash distributions to Common Shareholders stated in terms of a fixed amount per Common Share distribution rate that may be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gain or, possibly, returns of capital representing either unrealized capital gains or a return of your original investment. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund expects to declare its initial Common Share distribution approximately 30 to 60 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

The Fund will seek to establish a distribution rate that roughly corresponds to Nuveen Fund Advisors’ projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. Nuveen Fund Advisors, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and accrued dividends to preferred shareholders, if any. So long as the Fund is solvent, and has monies legally available, it intends to pay such interest and dividends in full in a timely manner.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets as a return of capital. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate may either exceed or be less than the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders.

For U.S. federal income tax purposes, a return of capital will reduce a Common Shareholder’s adjusted tax basis in his or her Common Shares, with any amount distributed in excess of basis treated as capital gain. A reduction in tax basis can result in a greater amount of gain or a smaller amount of loss when a Common Shareholder sells such Common Shares. It is possible that a return of capital could cause a Common Shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. See “Tax Matters.” The exact U.S. federal income tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” See “Distributions” for additional information.

At the same time that it pays a monthly distribution, the Fund will post on its website (www.nuveen.com/cef), and provide to Common Shareholders, a written notice of the estimated sources and tax characteristics of the Fund’s distribution on a year-to-date basis, in compliance with a federal securities law. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year. As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain, and will be entitled to a U.S. federal income tax credit for the U.S. federal income tax deemed paid on their behalf by the Fund. Under the Fund’s distribution policy (but not for U.S. federal income tax purposes), the Fund may treat the cash value of tax credit amounts in connection with retained capital gains as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.” The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

Automatic Reinvestment	Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

Investment Adviser and Subadvisers	The Fund’s investment adviser is Nuveen Fund Advisors. As noted above, Nuveen Fund Advisors will be responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. Nuveen Fund Advisors has selected Nuveen Advisory Solutions, a division of Nuveen Asset Management, to implement the Fund’s active asset allocation program. Nuveen Fund Advisors has selected Nuveen Asset Management, Gresham, Symphony, FAMCO MLP and NWQ to serve as subadvisers to the Fund.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $227 billion of assets under management as of March 31, 2012. According to Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end funds as measured by the number of funds (133) and the amount of fund assets under management (approximately $53.2 billion) as of March 31, 2012.

Nuveen Asset Management, a registered investment adviser, is a subsidiary of Nuveen Fund Advisors. As of March 31, 2012, Nuveen Asset Management had approximately $109 billion in assets under management. Nuveen Asset Management also serves as a subadviser to some or all of the portfolios of 112 other closed-end funds sponsored by Nuveen Investments.

Nuveen Advisory Solutions is a division of Nuveen Asset Management, with experience managing global multi-asset class investment portfolios including five asset allocation open-end mutual funds. As of March 31, 2012, Nuveen Advisory Solutions had approximately $4.5 billion in assets under management.

The Nuveen Asset Management Real Assets Team will manage the Fund’s investments in equity and debt securities of real estate and infrastructure companies. The Nuveen Asset Management Taxable Fixed Income Team will manage the Fund’s investments in currencies and inflation protected debt securities. Gresham will manage the Fund’s investments in commodity futures and options contracts. Symphony will manage the Fund’s investments in adjustable rate loans. FAMCO MLP will manage the Fund’s investments in energy MLPs. NWQ will manage the Fund’s investments in equity and debt securities of energy companies.

Gresham, a registered investment adviser, is a subsidiary of Nuveen Investments. Gresham is registered with the Commodity Futures Trading Commission as a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the National Futures Association. As of March 31, 2012, Gresham had over $14 billion in assets under management. Gresham’s senior portfolio management team has extensive investment experience trading commodities and have each been with Gresham and its predecessors for over 27 years. Gresham also serves as a subadviser to commodity pools sponsored by Nuveen Investments.

Symphony, a registered investment adviser, is a subsidiary of Nuveen Investments. Founded in 1994, Symphony has approximately $9.9 billion in assets under management as of March 31, 2012, including approximately $3.8 billion in closed-end funds. Symphony specializes in the management of market neutral and long-only debt and equity strategies, including adjustable rate loans and other debt strategies. Symphony also serves as a subadviser to some or all of the portfolios of seven other closed-end funds sponsored by Nuveen Investments.

FAMCO MLP is a division of Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of Piper Jaffray Companies (“PJC”). The FAMCO MLP team is dedicated to managing Master Limited

Partnerships (MLPs) and energy infrastructure strategies for open and closed-end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals. FAMCO MLP’s core philosophy is that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. This philosophy has served the FAMCO MLP team well as it has navigated through MLP investment cycles since 1995. As of March 31, 2012, FAMCO MLP had approximately $2.8 billion in MLP and energy infrastructure assets under management. FAMCO MLP also serves as a subadviser to two other closed-end funds sponsored by Nuveen Investments.

NWQ, a registered investment adviser, is a subsidiary of Nuveen Investments. As of March 31, 2012, NWQ had approximately $18.3 billion in assets under management. NWQ also serves as a subadviser to some or all of the portfolios of four other closed-end funds sponsored by Nuveen Investments.

The Fund will pay Nuveen Fund Advisors an annual management fee, payable monthly, in a maximum amount equal to [ ]% of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of two components — a “fund-level fee,” based only on the amount of assets within the Fund, and a “complex-level fee,” based upon the aggregate amount of all eligible assets of all Nuveen Funds (as defined in “Management of the Fund — Investment Management and Subadvisory Agreements — Complex-level Fee”). The fund-level fee is a maximum of [ ]% of the Fund’s average daily Managed Assets, with lower fees for assets that exceed $500 million. The complex-level fee begins at a maximum of [ ]% of average daily Managed Assets, based upon complex-wide eligible assets of $55 billion, with lower fees for eligible assets above that level. For more information, see “Management of the Fund — Investment Management and Subadvisory Agreements.” Based on eligible assets as of , 2012, the complex-level fee would be 0. % of Managed Assets, and the total fee to Nuveen Fund Advisors would be 0. % of Managed Assets (assuming Managed Assets of $500 million or less).

Pursuant to investment subadvisory agreements between Nuveen Fund Advisors and each subadviser, Nuveen Fund Advisors will pay each subadviser an annual portfolio management fee equal to [    ]% of each subadviser’s allocation of the Fund’s average daily Managed Assets, payable on a monthly basis, although Nuveen Fund Advisors will pay Gresham an annual portfolio management fee equal to [    ]% of the notional value of the Subsidiary’s commodity investments, payable on a monthly basis. Nuveen Fund Advisors will also pay a fee to Nuveen Advisory Solutions for its active asset allocation program equal to [    ]% of the Fund’s average daily Managed Assets, payable on a monthly basis.

For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund.” Certain Underwriters, their affiliates or employees, including have,

and other Underwriters participating in this offering or their affiliates may have, a minority ownership interest in Nuveen Investments. For additional information, see “Underwriters.”

Listing	It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance. See “Description of Shares and Debt — Common Shares.” The trading or “ticker” symbol of the Common Shares is “NRR.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Fund’s custodian and transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Proceeds from the sale of Common Shares in this offering will be reduced by 4.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.04 per Common Share) making the Fund’s net asset value per Common Share equal to $19.06. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Leverage Risk. The Fund anticipates using leverage, including both structural and effective leverage, to seek to enhance its potential for a high level of current income. The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of the Common Shares. The Fund may, based on its assessment of market conditions, increase or decrease its level of leverage. Such changes may impact net investment income and the valuation of the Common Shares in the secondary market. There can be no assurance that the Fund will use leverage, or that the Fund’s leverage strategy will be successful. Furthermore, the amount of fees paid to Nuveen Fund Advisors (which in turn pays a portion of its fees to the subadvisers) for investment advisory services will be higher if the Fund uses structural leverage because the fees will be calculated based on the Fund’s Managed Assets, which may create an incentive for Nuveen Fund Advisors to so leverage the Fund. The Fund intends to use derivatives such as interest rate swaps to fix the all-in rate paid on a significant portion of the Fund’s leverage from Borrowings, in an effort to lower leverage costs over an extended period. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the all-in fixed interest rate for that time period.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Although the Fund is intended to provide a measure of protection against inflation, it is possible that it will not do so to the extent intended.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio. The Fund’s investments may be adversely affected to a greater extent than other investments during deflationary periods.

Asset Allocation Risk. The Fund is subject to the risk that its asset allocations may not achieve the desired risk-return characteristic or that they result in the Fund underperforming other similar funds.

Multi-Manager Risk. The overall success of the Fund depends on, among other things, the ability of Nuveen Advisory Solutions to implement a successful allocation strategy among the subadvisers. Although Nuveen Fund Advisors monitors the overall management and investments of the Fund, each subadviser makes investment decisions for its allocated portion of the Fund independently from the others. There is a risk that the investment decisions made by a subadviser will not be complementary to those made by other subadvisers, which could adversely affect Fund performance.

Equity Securities Risks

Equity Securities and Common Stock Risk. A substantial percentage of the Fund’s assets will be invested in equity securities. Equity risk is the risk that equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of such securities participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. The price of an equity security may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities may decline in price if the issuer fails to make anticipated distributions or dividend payments.

Preferred Stock Risk. Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except in special circumstances. In certain varying circumstances, an issuer of preferred stock may redeem, or “call,” the securities prior to a specified date. Call risk may negatively impact the return of the preferred security.

Real Estate Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real estate property values and incomes from real estate property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code of 1986, as amended (the “Code”). There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Infrastructure Securities Risk. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Small and Medium-Capitalization Stock Risk. The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Debt Securities Risks

Issuer Credit Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Below Investment Grade Risk. Debt instruments of below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for lower rated instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Interest Rate Risk. Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term debt securities are generally more sensitive to interest rate changes. The Fund’s investment in such fixed rate instruments means that the net asset value and market price of Common Shares may decline if market interest rates rise. The Fund expects its investments in adjustable rate senior loans and second lien loans will make the Fund less volatile and its net asset value less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed rate obligations. However, because interest rates on most adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value.

Call Risk. The Fund may invest in debt instruments, which are subject to call risk. Debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new instruments which bear a lower interest rate. Call Risk may negatively impact the return of the Fund’s debt instruments.

Adjustable Rate Loans Risk. Adjustable rate loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments. Second lien loans and unsecured loans are lower in priority of payment to senior loans and they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid.

Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, such subordinated loans or other debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the Fund’s subordinated loans or other debt instruments would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, the issuer may not have any remaining assets to use for repaying its obligation to the Fund.

Inflation Protected Securities Risk. The Funds investments in inflation protected securities may be vulnerable to changes in expectations of inflation or interest rates. There is no guarantee that the Fund’s investments in such securities will generate returns that exceed the rate of inflation in the U.S. economy over time.

TIPS and other inflation protected debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation. In general, the price of TIPS tends to decline when the rate of inflation increases. In addition, interest payments on inflation protected debt securities are unpredictable. Unlike conventional bonds, the principal and interest payments of inflation protected debt securities such as TIPS are adjusted periodically to a specified rate of inflation (i.e., Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation and as such these securities may lose value.

Foreign Sovereign Debt Risk. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party. A sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance and may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s investments.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could adversely affect the Fund’s investments.

Foreign Currency Risk. Changes in exchange rates will affect the value of the Fund’s Investments and the loss implied by an adverse movement in exchange rates may exceed the local currency return of an investment. A general strengthening of the U.S. dollar is expected to result in currency losses to the Fund. There can be no assurance that the currencies in the selected positions will appreciate or depreciate in the manner anticipated. The value of any currency relative to the U.S. dollar may be affected by complex political and economic factors. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses of deficits in such non-U.S. countries and in the U.S., all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such non-U.S. countries, the U.S. and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by the central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They also may issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of currencies could be affected by the actions of non-U.S. governments, which could charge or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Derivatives Risk

Derivatives Risk. The Fund may invest in derivative instruments including options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and/or the subadvisers correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and/or the subadvisers incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. The Fund may enter into debt-related derivatives instruments including interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and/or the subadvisers of not only the rate or index, but also of the swap itself.

Commodity Risk. The Fund’s commodity investments have a high degree of price variability and are subject to rapid and substantial price changes. Because the Fund has a significant portion of its assets concentrated in commodity investments, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s commodity investments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Individual commodity-linked derivative instruments may employ leverage. Such leverage creates the possibility for losses greater than the amount invested and the likelihood of greater volatility of the Fund’s net asset value, and there can be no assurance that the Fund’s use of leverage will be successful.

Commodity Options Risk. There can be no assurance that Gresham’s options program will be successful. Because of the volatile nature of the commodities markets, the writing (selling) of commodity options involves a high degree of risk. As the writer of a call option, the Fund sells, in exchange for receipt of a premium, the right to any appreciation in the value of the futures or forward contract over a fixed price on or before a certain date in the future. Accordingly, the Fund is effectively limiting its potential for appreciation to the amount the option is “out-of-the-money” during the option term on up to approximately 50% of the notional value of its portfolio invested in commodity futures contract positions.

Frequent Trading Risk. Gresham regularly purchases and subsequently sells, i.e. “rolls,” individual commodity futures contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, Gresham rolls them over into new contracts. This frequent trading of contracts will increase the amount of commissions or mark-ups to broker-dealers that the Subsidiary pays when it buys and sells contracts, which will reduce the Fund’s commodity investment returns.

Regulatory Risk. The Fund and the Subsidiary are presently exempt from regulation by the Commodity Futures Trading Commission (“CFTC”) as commodity pools. However, the CFTC has recently adopted amendments to its rules, which, upon their compliance dates, will likely subject the Fund and the Subsidiary to regulation by the CFTC and impose on them additional disclosure, reporting and recordkeeping rules. Compliance with these additional rules may increase Fund expenses. Certain of the rules that would apply to the Fund if it becomes subject to CFTC regulation have not yet been adopted, and it is unclear what effect such rules would have on the Fund if they are adopted. In addition, the CFTC has recently implemented final regulations that impose position limits and limit formulas on 28 physical commodity futures and options contracts, including energy and metals contracts, and on physical commodity swaps that are economically equivalent to such contracts. Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding these position limits, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Clearing Broker Risk. The failure of the Fund’s clearing broker to comply with financial responsibility and customer segregation rules and the bankruptcy of the Fund’s clearing broker could result in a substantial loss of Fund Assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a pro rata share of all property available for distribution to all of that clearing broker’s customers.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in commodity-linked derivative instruments. The commodity-linked derivative instruments held by the Subsidiary are the same as those permitted to be held by the Fund and are subject to the same risks that apply if held directly by the Fund. The Subsidiary will not be registered under the 1940 Act, and, unless otherwise noted in this Prospectus, will not be subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.

Counterparty Risk. Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all.

Tax Risk. The Fund’s ability to make direct investments in commodity-linked derivative instruments is limited by the Fund’s intention to qualify each year as a regulated investment company (“RIC”) under the Code, as amended. The Fund’s investment in the Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies under current law. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to Common Shareholders from earnings and profits would be taxable to Common Shareholders as dividend income. Changes in tax laws could have a material adverse impact on the Fund.

Energy Company Risks

Energy companies may be affected by fluctuations in the prices of energy commodities resulting from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; supply and demand; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation. Companies engaged in the exploration, development, management or production of energy commodities also face the risk that commodity reserves are depleted over time.

The energy sector is highly regulated. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. There is also an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Energy companies are also subject to the risk of catastrophic events including leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. See “Risks — Energy Company Risks” below for additional energy company risks.

Master Limited Partnership Risks

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments. Additionally, there are certain tax risks associated with an investment in MLP units. See “Risks — Master Limited Partnership Risks” and “Risks — Energy Company Risks” below for additional risks related to the Fund’s investments in MLPs.

Other Risks

Non-U.S. Securities Risk. The Fund may invest without limit in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers. Because the Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments.

Emerging Markets Risk. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Anti-Takeover Provisions. The Fund’s Amended and Restated Declaration of Trust (the “Declaration”) and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws” and “Risks — Anti-Takeover Provisions.”

Market Disruption and Geopolitical Risk. The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors relating to the Common Shares.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Potential Conflicts of Interest Risk. Nuveen Fund Advisors and each of the subadvisers each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, Nuveen Fund Advisors and/or the subadvisers may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, a subadviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Nuveen Fund Advisors and each subadviser has adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and the subadvisers address such conflicts, please see the Fund’s Statement of Additional Information.

Additional Risks. For additional risks relating to investments in the Fund, including “Other Investment Companies Risk” and “Certain Affiliations,” please see “Risks” beginning on page 62 of this Prospectus.

Investment Philosophy	Nuveen Advisory Solutions believes that a global real return investment strategy can lower volatility, enhance returns and maximize future purchasing power in inflationary environments, because cash flows and asset values of real return oriented investments tend to rise with consumer prices. Nuveen Advisory Solutions believes that diversification among traditional investments with real return streams and alternative investments, such as commodities, can potentially lower overall volatility of the Fund’s returns over time and provide a more consistent investment experience for investors.

The Fund’s active asset allocation program brings together multiple investment categories across the global markets to target broad inflationary and market concerns, recognizing that no single investment performs in all inflationary environments.

Nuveen Advisory Solutions believes that the current environment should lend itself to tactical allocation strategies, particularly given the current dynamics of financial stress and policy responses globally. In its view, policy decisions and their effect on economic performance will remain a key source of economic uncertainty in the near-term. Nuveen Advisory Solutions’ medium-term outlook for the U.S. economy reflects the competing forces of private sector healing and governmental sector deterioration, leading to an expectation of modest trend growth relative to recent cycles.

SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues [    ] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. See “Management of the Fund” and “Dividend Reinvestment Plan.”

Common Shareholders Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)(1)	[	]%
Offering Costs Borne by the Fund (as a percentage of offering price)(2)	[	]%
Dividend Reinvestment Plan Fees	None	(3)

Percentage of Net Assets Attributable to Common Shares(4)
Annual Expenses
Management Fees(5)	[	]%
Interest and Payments on Borrowings(4)	[	]%
Other Expenses(6)	[	]%

Total Annual Expenses	[	]%

(1)	For a description of the sales load, structuring fees and other compensation paid to the Underwriters, see “Underwriters.”
(2)	Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. Based on an estimated offering size of $ ( Common Shares), the Fund would pay a maximum of $ of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $ , which are currently estimated to be $ .
(3)	You will be charged a $ service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.
(4)	Assumes the use of leverage in the form of Borrowings in an amount equal to approximately % of the Fund’s Managed Assets (after the leverage is incurred), and assumes the annual interest rate on the amount borrowed is % and the annual commitment fee is %. Given current market conditions, the Fund has no current intention to issue debt securities or senior securities such as Preferred Shares.
(5)	The Fund will pay Fund-Level Fees of % and Complex-Level Fees of %, respectively, at the highest fee breakpoint. See “Management of the Fund — Investment Management and Subadvisory Agreements.”
(6)	“Other Expenses” is estimated for the current fiscal year and assumes the Fund issues Common Shares. [Expenses attributable to the Fund’s investments, if any, in other investment companies, including closed-end funds and exchange-traded funds, are currently estimated not to exceed 0.01%.]

The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering costs of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of [            ]% of net assets attributable to Common Shares and (2) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.

(1)	The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on April 2, 2012, pursuant to a Declaration of Trust, which is governed by the laws of The Commonwealth of Massachusetts. Upon its formation, the Fund was named “Nuveen Real Return Active Allocation Fund”; however, the Fund’s name was changed on July 5, 2012, to “Nuveen Active Allocation Real Return Fund” pursuant to the Declaration, filed as an exhibit hereto. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $     ($     if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs (other than sales load) that exceed $     per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with the Fund’s investment objectives and policies within approximately three months after the completion of the offering. During the initial invest-up period, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to provide high current income. As a secondary investment objective, the Fund will seek to maximize real return over the market cycle. Real return is defined as total return less the rate of inflation for a given period of time. The Fund cannot assure you that it will achieve its investment objectives.

Fund Strategy

The Fund seeks to achieve its investment objectives by investing in a range of investment categories that could be expected to positively correlate with the rate of inflation. The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodity futures and options contracts, (ii) equity and debt securities of real estate companies, which will consist primarily of REITs, (iii) equity and debt securities of infrastructure companies, (iv) adjustable rate loans, (v) equity and debt securities of energy companies and (vi) currencies and inflation protected debt securities. The Fund will make strategic allocations to these investment categories initially and actively manage these allocations over time to optimize the differences in correlations between asset classes, recognizing that no single investment performs in all inflationary environments. The Fund’s active asset allocation program seeks to capture additional total return and manage volatility consistent with the Fund’s real return objective. The Fund’s active asset allocation program combines quantitative and qualitative methods used to project future returns, risks and other factors across investment categories. The Fund employs proprietary portfolio construction methods to determine the optimal allocation to each of the Fund’s principal investment categories.

Nuveen Fund Advisors believes that a global real return investment strategy may help preserve or enhance purchasing power in inflationary environments, because cash flows and asset values of real return oriented investments tend to rise with consumer prices. Nuveen Fund Advisors believes that diversification among traditional investments with real return streams and alternative investments, such as commodities, can potentially lower overall volatility and enhance the Fund’s returns over time.

In economics, inflation is defined as the rise in the general level of prices of goods and services in an economy over a period of time. Inflation may take several different forms: 1) dramatic increases over short periods of time (i.e., hyperinflation) or 2) gradual increases over long periods of time (i.e., 2-3% inflation rate). When the general price level rises, every dollar buys fewer goods and services. Consequently, inflation also reflects erosion in the purchasing power of money or a loss of real value in the internal medium of exchange and unit of account in the economy. A chief measure of price inflation is the inflation rate, the annualized percentage change in a general price index (normally the Consumer Price Index) over time. The Consumer Price Index (CPI) or headline inflation is represented by a basket of goods and services including housing, foods, beverages, apparel, transportation, medical care, education, communication, recreation and other common consumer expenses.

Economists generally agree that high rates of inflation and hyperinflation are caused by an excessive growth of the money supply. Views on which factors determine low to moderate rates of inflation are more varied. Low or moderate inflation may be attributed to fluctuations in real demand for goods and services, or changes in available supplies such as during scarcities, as well as to growth in the money supply. However, the consensus view is that a long sustained period of inflation is caused by money supply growing faster than the rate of economic growth. Today, most economists favor a low, steady rate of inflation. Low (as opposed to zero or negative) inflation reduces the severity of economic recessions by enabling the labor market to adjust more quickly in a downturn, and reduces the risk that a liquidity trap prevents monetary policy from stabilizing the economy. The task of keeping the rate of inflation low and stable is usually given to monetary authorities. Generally, these monetary authorities are the central banks that control monetary policy through the setting of interest rates, through open market operations, and through the setting of banking reserve requirements.

Fund Benchmark

The Fund expects to use the [            ] index to analyze the overall performance of the Fund.

Investment Category Comparative Benchmarks

The Fund expects to use the following specific indices to analyze the performance of its subadvisers.

Investment Category	Subadviser	Benchmark Name	Benchmark Description
Commodities	Gresham	Dow Jones-UBS Commodity Index®	The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The index is currently composed of 20 exchange-traded futures contracts on physical commodities across the following principal commodity market sectors: agriculture, energy, industrial metals, precious metals, and livestock. Commodities are weighted based on global production data and liquidity. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components). The index is reweighted and rebalanced annually on a price-percentage basis.

Investment Category	Subadviser	Benchmark Name	Benchmark Description
Real Estate and Infrastructure	Nuveen Asset Management Real Assets Team	BofA Merrill Lynch REIT Preferred Securities Index (preferred)	The index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic REIT market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding.

		MSCI US REIT Index (common)	The index is a free float market capitalization weighted index that is comprised of Equity REITs securities that belong to the MSCI US Investable Market 2500 Index. The index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization designed to ensure that the performance of the Equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

		Merrill Lynch Core Fixed Rate Preferred Securities Index	The index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding.

		S&P Global Infrastructure Index	The index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy. The largest 30 stocks from both the Utilities and Transportation Infrastructure clusters and the largest 15 stocks from the Energy Infrastructures cluster are selected as index constituents. The index follows a modified cap weighted weighting scheme that reduces single stock concentration and balances exposure across the three clusters. At rebalancing, the Utilities and Transportation Infrastructure Clusters have a weight of 40% each and the Energy Infrastructure cluster has a weight of 20%. No single stock has a weight of more than 5%.

Investment Category	Subadviser	Benchmark Name	Benchmark Description
Adjustable Rate Loans	Symphony	Credit Suisse Leveraged Loan Index	The index is designed to mirror the investable universe of the US-denominated leveraged loan market. The index frequency is daily, weekly, and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: rated “5B” or lower, fully funded term loan facilities, tenor must be at least one year, issuers must be domiciled in developed countries, “fallen angels” are added to the index subject to the new loan criteria.

Energy MLPs	FAMCO MLP	Alerian MLP Index

The index is a composite of the 50 prominent energy MLPs that is designed to provide investors with an unbiased, comprehensive benchmark for the MLP asset class. A company or partnership must meet the following criteria in order to be eligible for addition to the index: trade on the NYSE or NASDAQ; be a publicly traded partnership or LLC; be engaged in the transportation, storage, processing, or production of energy commodities; represented the primary limited partner interests of a partnership or LLC that is an operating company; paid at least its minimum quarterly distribution for the trailing four quarters; maintained or grown its distribution quarter-over-quarter for at least one of the trailing two quarters; have a distribution policy intended to consistently maintain or increase distributions over time; have a median daily unit trading volume for each of the trailing six full months of at least 25,000 units; have a market capitalization of at least $500 million; have an adjusted market capitalization of at least $250 million. The index is calculated using a float-adjusted, capitalization-weighted methodology.

Energy Equity	NWQ	AMEX Energy Select Sector Index

The index is a modified capitalization-weighted index that seeks to track the movements of companies that are components of the S&P 500 and are involved in the development or production of energy products. The S&P 500 Index is a market-value-weighted benchmark of common stock performance. Currently, the S&P Composite includes 500 of the largest stocks (in terms of stock market value) in the United States. These indices are unmanaged and, as such, no direct investment can be made.

Currencies and Inflation Protected Debt Securities	Nuveen Asset Management Taxable Fixed Income Team	J.P. Morgan Emerging Local Markets Index Plus

The index tracks total returns for local-currency-denominated money market instruments in emerging market countries. The index is limited to large, active emerging local markets accessible to foreign investors through onshore or offshore money market instruments. The index defines the universe of emerging markets as all countries except those that have been classified as High-Income (World Bank) and members of OECD for the past five consecutive years. To be included in the index, a country must have robust pricing available from a reliable source (i.e. WM Reuters, J.P. Morgan traders, etc). The index portfolio consists of FX forwards, whether deliverable or nondeliverable, to represent a country’s money market. The index measures daily total returns in both the local currency and U.S. dollars.

Fund Portfolio Contents and Overall Allocations

The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the six investment categories identified above.

Nuveen Advisory Solutions, a division of Nuveen Asset Management will be responsible for managing the Fund’s overall global real return investment strategy and determining the portion of the Fund’s Managed Assets invested in each of the Fund’s principal investment categories pursuant to the Fund’s active asset allocation program.

Consistent with the Fund’s investment objectives, Nuveen Advisory Solutions will allocate the Fund’s portfolio among investment categories that produce income and are expected to maximize real return over the market cycle. In managing its active asset allocation program, Nuveen Advisory Solutions will make strategic allocations initially and actively manage these allocations over time to optimize the differences in correlations between asset classes, recognizing that no single investment performs in all inflationary environments. On an ongoing basis and in response to changing market dynamics, Nuveen Advisory Solutions will employ its tactical asset allocation program, which combines quantitative and qualitative methods used to project future returns, risks and other factors across investment categories, to determine the optimal allocation to each of the Fund’s principal investment categories.

The Fund’s lead asset allocation manager is responsible for making real-time investment decisions and monitoring the Fund’s daily performance. The patterns of return correlations among the Fund’s principal investment categories are expected to change over different observation periods. Such changes may happen gradually or very rapidly and the Fund’s active asset allocation program is designed to respond. Investors that rely on financial assets for income need to think about the ramifications of inflation on their portfolio’s purchasing power.

To facilitate the management of the Fund’s active asset allocation program, including managing cash flows to and from the subadvisers and managing the Fund’s exposure to certain investment categories, industry sectors, regions, or investment styles, Nuveen Advisory Solutions may directly invest approximately 0% to 5% of the Fund’s Managed Assets. Nuveen Advisory Solutions may invest these Managed Assets in equity securities issued by U.S. and non-U.S. companies, derivatives, investment companies and money market instruments and other short-term securities.

The table below summarizes the Fund’s initial strategic asset allocation ranges. Nuveen Advisory Solutions intends to maintain the initial allocations within the specified ranges, although actual allocations may vary at any time and move and remain outside of these initial ranges due to market movements and other factors. Allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk.

Allocation Parameters (As a % of Managed Assets)	Initial Minimum		Initial Maximum		Long-Term Minimum		Long-Term Maximum
Real Estate	[	]	[	]	[	]	[	]
Infrastructure	[	]	[	]	[	]	[	]
Commodities*	[	]	[	]	[	]	[	]
Adjustable Rate Loans	[	]	[	]	[	]	[	]
Energy	[	]	[	]	[	]	[	]
Currencies/TIPs	[	]	[	]	[	]	[	]

*	Commodity futures contracts provide notional exposure that greatly exceeds the margin requirements for such positions. Accordingly, the Fund’s aggregate notional exposure to commodity futures contracts will exceed the percentages in the table. The aggregate notional value of the Fund’s commodity futures contracts is expected to exceed [ ]% of the Fund’s total investment exposure.

Nuveen Fund Advisors will be responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. Five subadvisers will be responsible for investing the Fund’s assets in six component investment categories. Gresham will manage the Fund’s investments in commodity futures and options contracts. The Nuveen Asset Management Real Assets Team will manage the Fund’s investments in equity and debt securities of real estate and infrastructure companies. Symphony will manage the Fund’s investments in adjustable rate loans. FAMCO MLP and NWQ will manage the Fund’s investments in equity and debt securities of energy companies. The Nuveen Asset Management Taxable Fixed Income Team will manage the Fund’s investments in currencies and inflation protected debt securities. Each subadviser except FAMCO MLP is an affiliate of Nuveen Investments.

Investment Policies

Under normal circumstances:

•

The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodity futures and options contracts (ii) equity and debt securities of real estate companies, which will consist primarily of REITs, (iii) equity and debt securities of infrastructure companies, (iv) adjustable rate loans, (v) equity and debt securities of energy companies and (vi) currencies and inflation protected debt securities. The Fund’s investments in each of these investment categories are described in more detail below.

•

The Fund may invest without limit in equity and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities (which have characteristics of both equity and debt securities), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities) issued by companies of any market capitalization. The Fund’s equity investments also may include ETNs, other investment companies (including ETFs), publicly traded commodity pools and equity interests in REITs and MLPs. Debt securities in which the Fund may invest include adjustable rate loans, corporate debt instruments, MBS, CMBS and debt securities issued by REITs and MLPs.

•

The Fund may invest no more than 20% of its Managed Assets in debt securities that are, at the time of investment, rated below investment grade quality or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or high yield debt. No more than 10% of the Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower.

•

The Fund may invest without limit in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or over-the-counter in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits assets in non-U.S. countries. The Fund may invest up to 25% of its Managed Assets in securities of issuers located in emerging markets. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

•

The Fund may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its Managed Assets in equity or debt securities of MLPs and publicly traded commodity pools that are treated as publicly traded partnerships for federal income tax purposes.

•

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly; provided that this limit does not apply to investments in ETFs in which the Fund may invest in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the SEC.

•

In implementing its global real return strategy, the Fund may invest in companies located anywhere in the world. The Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Fund will not hedge such non-U.S. currency exposures, unless Nuveen Advisory Solutions determines that it is in the best interest of shareholders to hedge.

•

The Fund may use derivatives to, among other things, gain investment exposure, to manage risks and/or to hedge the Fund’s portfolio. The Fund may invest in derivatives including options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts.

The preceding investment policies describe the Fund’s investments under normal circumstances. For purposes of investment rating limitations in this Prospectus, a security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. For purposes of the investment policies provided above: (i) such policies only apply at the time of investment; (ii) the Fund is under no obligation to sell securities as a result of changes in market values; (iii) the Board of Trustees may change a policy without a shareholder vote.

Other Policies

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. In addition, upon a subadviser’s recommendation that a change would be in the best interests of the Fund and upon concurrence by Nuveen Advisory Solutions, each subadviser may deviate from its investment guidelines. There can be no assurance that such measures will be successful.

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI. All of the Fund’s other investment policies, including as noted below, are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the Common Shareholders.

The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Overall Fund Management

Nuveen Fund Advisors will be responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. This oversight will include ongoing evaluation of Nuveen Advisory Solutions’ and the Fund’s subadvisers’

investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution and other factors.

Asset Allocation Philosophy and Process

Asset Allocation Philosophy. The Fund employs an active asset allocation program in pursuit of its goal of maximizing real return over the market cycle. Nuveen Advisory Solutions believes that diversification among traditional investments with real return streams and alternative investments, such as commodities, can potentially lower overall volatility of the Fund’s returns over time and provide a smoother investment experience for investors. Over time, Nuveen Advisory Solutions believes that the potential benefits of active asset allocation include less portfolio volatility, fewer extreme negative outcomes and enhanced long-term returns.

Nuveen Advisory Solutions uses a proprietary model covering the global capital markets to structure the Fund’s portfolio. In constructing return forecasts, Nuveen Advisory Solutions believes it is important to take a multifaceted view of each opportunity, evaluating risks and returns across asset classes, taking into account the market’s current view of expected returns, assessing returns relative to risk levels, historical risk/return relationships, and an array of market and economic indicators that help to explain the likely path of future returns. In an active allocation strategy, Nuveen Advisory Solutions believes that factors such as central bank actions, the level and direction of interest rates and credit spreads can provide early warning signals. From a macroeconomic perspective, Nuveen Advisory Solutions will analyze fiscal policy, domestic tax and spending policies, sovereign policy action, trade data, imports/exports, jobless claims, labor productivity and housing market trends. As such, they engage in an ongoing evaluation of the equity markets, credit markets and treasury markets. Nuveen Advisory Solutions’ total return assessment incorporates information from the equity markets on valuations, corporate profitability, earnings quality and market momentum; bond market information, such as interest rates and the shape of the government bond yield curves; and information from other markets, such as credit spreads, real estate valuations and key economic indicators.

Asset Allocation Process. Consistent with the Fund’s investment objectives, Nuveen Advisory Solutions will allocate the Fund’s portfolio among investment categories that produce income and are expected to maximize real return over the market cycle. In managing its active asset allocation program, Nuveen Advisory Solutions will make strategic allocations initially and actively manage these allocations over time to optimize the differences in correlations between asset classes, recognizing that no single investment performs in all inflationary environments. On an ongoing basis and in response to changing market dynamics, Nuveen Advisory Solutions will employ its tactical asset allocation program, which combines quantitative and qualitative methods used to project future returns, risks and other factors across investment categories, to determine the optimal allocation to each of the Fund’s principal investment categories.

Allocations to Subadvisers

The Fund has five subadvisers, each responsible for its portion of the Fund’s Managed Assets in six component investment categories as discussed below.

Commodities

Overview. Gresham will implement its investment program by investing through the Subsidiary. The Subsidiary is advised by Nuveen Fund Advisors and subadvised by Gresham. Gresham actively manages the Subsidiary’s diversified portfolio of exchange-traded commodity futures contracts pursuant to a long-only, rules-based commodity futures program with an integrated options writing program.

Gresham invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. Generally, Gresham expects to invest in short-term, exchange-traded commodity futures contracts with terms of one to three months but may invest in commodity contracts with terms of up to 12 months. In addition to investing directly in commodity futures contracts, Gresham expects to implement an integrated option writing program, pursuant to which Gresham will write exchange-traded commodity call options that may be up to 20% “out-of-the-money” on a continual basis on up to approximately 50% of the notional value of each of its commodity futures contracts that, in Gresham’s determination, have sufficient option trading volume and liquidity. See “The Fund’s Investments — Commodities — Options Program.”

Gresham currently bases its commodity futures investment decisions on three inputs: (i) systematic calculations of the values of global commodity production; (ii) total U.S. dollar trading volume on commodity futures and forwards exchanges; and (iii) global import/export trade values. Gresham determines the rules governing the specific commodities in which the Subsidiary invests, and the relative target weighting of those commodities, annually. The target weights are expected to remain unchanged until the next annual determination. The Subsidiary’s portfolio concentration in any single commodity, commodity group and commodity complex is limited in an attempt to moderate volatility. Under normal market conditions, Gresham avoids exercising discretion with respect to target weights between annual determinations. However, the actual portfolio weights may vary during the year and may in certain circumstances be rebalanced subject to Gresham’s rule-based procedures.

In the Subsidiary, Gresham may also invest in other commodity-linked derivatives instruments including, but not limited to, commodity forward contracts, notes, swap agreements and other derivative instruments that provide exposure to commodities.

The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments such as commodity futures and options contracts. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund.

In the past, the IRS had issued guidance to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). The IRS recently suspended the issuance of such rulings, while it considers the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will seek other means of ensuring that the requirements applicable to RICs are satisfied. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Although the Fund expects to primarily gain exposure to commodities through its investment in the Subsidiary, Nuveen Advisory Solutions may also invest directly in ETFs, publicly traded commodity pools and other pooled investment vehicles that provide commodities market exposure.

Gresham’s Options Program. Pursuant to the options program, the Fund, through the Subsidiary, expects to write out-of-the-money call options on individual futures contracts held by it, and may write out-of-the-money call options on baskets of commodities or on broad-based commodity indices, such as the DJ-UBSCI or the S&P GSCI® (“GSCI”), whose prices are expected to closely correspond to at least a substantial portion of the commodity futures contracts held by the Fund. A call option gives its owner (buyer) the right but not the obligation to buy the underlying futures contract at a particular price, known as the strike price, at any time between the purchase date and the expiration date of the option. The person who writes (sells) the option to the buyer is thus required to fulfill the contractual obligation (by selling the underlying futures contract to the buyer at the strike price) should the option be exercised. If the option is covered, the writer (seller) has an offsetting futures position. The Fund writes commodity call options that are U.S. exchange-traded and that are typically “American-style” (exercisable at any time prior to expiration). The Fund also writes commodity call options that are non-U.S. exchange traded and that are typically “European-style” (exercisable only at the time of expiration). The Fund may write commodity call options on a continual basis on up to approximately 50% of the notional value of each of its commodity futures contract positions that, in Gresham’s determination, have sufficient option trading volume and liquidity. The Fund may write commodity call options with terms up to 12 months and with strike prices that may be up to 20% out-of-the-money. Generally, the Fund expects to write commodity call options with terms of one to three months. Subject to the foregoing limitations, the implementation of the options program is within Gresham’s discretion. Over extended periods of time, the term and out-of-the-moneyness of the commodity options may vary significantly. While generating option premiums for the Fund, the call options will cause the Fund to forego the right to any appreciation above the exercise price of the call options on the percentage of the notional value of the Fund’s long commodity positions covered by the call options.

Commodity Portfolio. Gresham invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. Generally, Gresham expects to invest in short-term, exchange-traded commodity futures contracts with terms of one to three months but may invest in commodity contracts with terms of up to 12 months. As discussed above, Gresham also expects to write exchange-traded commodity call options.

The Fund’s commodities investments are expected to provide high current income and inflation protection over the market cycle. Commodities are considered to be an alternative asset class that may help diversify an investment portfolio beyond traditional stocks and bonds and increase returns while reducing risk of the overall portfolio. Commodities are used as inputs in the production of other goods and commodity prices generally serve as a leading indicator for inflation. Commodity prices have historically responded quickly to both surprise inflation and anticipated inflation from economic growth. Historically, long-only commodity investment strategies have produced returns that demonstrate strong positive correlation with inflation and global GDP growth. Gresham expects emerging economies, which represent a significant part of world GDP, to help drive growth and increase commodities prices over time.

Nuveen Fund Advisors believes that commodities are an effective inflation hedge because commodity prices tend to rise when the inflation rate is increasing. By contrast, stocks and bonds have a low or negative correlation to inflation — when the inflation rate is rising, stock and bond returns are likely to be flat or falling. In line with the Fund’s primary investment objective of high current income, Gresham expects to sell commodity options on its underlying commodity futures, and option premiums generated thereby may enable the Fund to more efficiently implement its distribution policy.

Gresham’s Investment Philosophy and Process. Gresham utilizes an actively-managed, long-only rules based commodity futures program discussed below. Gresham believes that commodities as an asset class are often under-represented in the investment portfolios of individuals, and that maintaining consistent exposure to commodities may potentially add significant diversification benefits to an investor’s portfolio that is otherwise composed primarily of U.S. equities and U.S. bonds.

Because the structure and operation of the commodity futures markets provide an opportunity for investors to potentially achieve positive total returns, Gresham believes that long commodity futures contracts offer investors the most direct access and exposure to commodities as an asset class. Over the long-term, Gresham believes fundamental, rules-based programs that invest in long commodity futures contracts offer the potential for positive total returns with low correlations to equity and debt markets. Gresham believes that such rules-based programs should (i) focus on fundamental, qualitative factors, including global production trends, trading volumes for commodity contracts, global import/export trade values, the volatility of futures contract prices and the liquidity of markets and (ii) create consistent exposure through a diversified portfolio of commodity contracts that may substantially reduce the volatility of returns compared with investments in individual commodities or small groups of commodities with limited diversification.

Gresham’s commodity investment program is systematic, rules-based in its design and actively-managed in its implementation. Gresham’s options writing program typically involves the sale of exchange-traded commodity call options on a continual basis on up to approximately 50% of the notional value of each of its commodity futures contract positions that have sufficient option trading volume and liquidity. Although Gresham expects all of its commodity futures contracts positions to have sufficient trading volume, in certain market environments the liquidity (as determined by the bid/ask spread) may be insufficient for trading in certain commodities. Over time, decisions regarding the aggregate level of call option writing will depend upon several factors, including, among others, the relative value of the options and the overall volatility of the commodity markets. In determining the appropriate strike price (i.e., “out-of-the-moneyness”) for each commodity option position, Gresham relies upon momentum strategies that have been developed using its research methods and commodity market experience. The momentum strategies include a short-term (daily) trending strategy which is based on exponential moving averages and a medium-term (monthly) trending strategy which is based on historical commodity returns. Combining the daily and monthly input from the momentum strategies, Gresham is able to determine what it believes to be the appropriate out-of-the-moneyness for each commodity ranging from 0 to 20% out-of-the-money. The risk-adjusted return of the Fund’s commodities investment program over any particular period may be positive or negative.

Real Estate and Infrastructure

Overview. The Nuveen Asset Management Real Assets Team will invest in equity and debt securities of real estate and infrastructure companies. The Nuveen Asset Management Real Assets Team seeks to invest in income producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential. The Nuveen Asset Management Real Assets Team will invest globally, seeking to capitalize on worldwide population growth, urbanization, economic development and the accelerating demand for new and improved real estate and infrastructure facilities. The Nuveen Asset Management Real Assets Team believes that the worldwide growth rate of real estate will exceed growth measures of the broader global economy over the long term, representing a timely investment opportunity. Further, the Nuveen Asset Management Real Assets Team believes that investments in real estate and infrastructure offer the potential for rising income over the long term, which may offer inflation protection by enabling investors to preserve their portfolio’s purchasing power. The Nuveen Asset Management Real Assets Team will manage its real estate and infrastructure investments with the goal of providing attractive income and capital appreciation over market cycles.

Real Estate and Infrastructure Portfolio. As indicated above, the Nuveen Asset Management Real Assets Team will invest in equity and debt securities of real estate and infrastructure companies.

Real estate companies are typically publicly traded corporations or trusts that invest in commercial real estate, including industrial, retail, office, hotel and storage facilities, and/or residential real estate, including multifamily and senior housing. REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. Additional real estate investments may include equity or debt securities of companies engaged in the real estate industry.

The Fund’s real estate investments are expected to provide high current income and the potential for additional capital appreciation over time. Nuveen Fund Advisors believes that investments in real estate offer the potential for rising income over the long term, which may offer inflation protection by enabling investors to preserve their portfolio’s purchasing power. Real estate costs are a key component to cost of living measures used to calculate the current rate of inflation. During periods of inflation, rents or cash flows for real estate investments tend to increase over time and track inflation on a lagged basis.

Infrastructure companies generally operate in the following sectors: transportation (e.g., rail, airports, toll roads and ports), water supply and distribution, electrical distribution, power generation and transmission, re-cycling and energy conversion, wastewater collection and treatment, telecommunications, health care, energy and materials. Infrastructure consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer and energy utilities; transportation and communication networks; health care facilities, government accommodations and other public service facilities; and shipping, timber, alternative energy and other resources and services needed for the construction and maintenance of these physical structures and networks.

The Fund’s investments in infrastructure securities are expected to provide high current income and the potential for additional capital appreciation over time. Similar to real estate, infrastructure assets offer the potential for rising income over the long term, which may offer inflation protection. Infrastructure assets such as tollroads or water utilities charge user fees and typically have long-term negotiated contracts that produce a steady flow of cash. Some infrastructure companies are able to charge users of their assets fees linked to current inflation rates. Nuveen Fund Advisors believes that global infrastructure companies will benefit from the anticipated growth in both developing and emerging economies over time.

As noted above, the Nuveen Asset Management Real Assets Team will invest in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and REIT equity securities issued by companies of any market capitalization. The Nuveen Asset Management Real Assets Team’s equity investments also may include ETNs, other investment companies (including ETFs) and equity interests in MLPs. Debt securities in which the Nuveen Asset Management Real Assets Team may invest include corporate debt instruments, MBS, CMBS and debt securities issued by MLPs and REITs. The Nuveen Asset Management Real Assets Team may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. See “Risks — Below Investment Grade Risk.” MBS and CMBS in which the Fund invests will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the portfolio managers. The Nuveen Asset Management Real Assets Team does not currently intend to invest in any ABS; however, to the extent that it does invest in ABS, such ABS will be offered by an issuer of real estate and/or infrastructure securities.

The Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Fund will not hedge such non-U.S. currency exposures, unless for defensive purposes the Nuveen Asset Management Real Assets Team determines that it is in the best interest of shareholders to hedge.

Nuveen Asset Management Real Assets Team’s Philosophy and Process. In selecting securities, the Nuveen Asset Management Real Assets Team will utilize a team-based investment philosophy and primarily employ a bottom-up approach that relies on fundamental research by the Nuveen Asset Management Real Assets Team. The security selection process will start by identifying real estate and infrastructure securities across the capital structure with attractive yields. From that group, the Nuveen Asset Management Real Asset Team will assess each security’s total return potential compared to prevailing yields. Prior to purchasing a security, the investment team will analyze the company’s profitability, contractual cash flow, sustainability of earnings and management team effectiveness. It will emphasize companies whose revenues flow from real assets with long-term contracts or concessions and are therefore capable of producing steady, predictable cash flows.

Nuveen Asset Management Real Assets Team will complement its bottom-up approach with top-down research, which may impact asset allocations within the Fund. In particular, the investment team will consider geographical and geopolitical factors that impact a company, such as growth prospects in its region, the overall valuation of securities within its country and the soundness of that country’s regulatory framework. Economic growth expectations, interest rate expectations and asset expectations also will impact portfolio decisions for the Fund’s real estate and infrastructure portfolios.

Adjustable Rate Loans

Overview. Symphony will invest in adjustable rate senior loans and second lien loans and other adjustable rate corporate debt instruments, usually rated below investment grade. Below-investment grade debt instruments are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds” or “high yield debt.”

Symphony will also seek to maintain, under normal market circumstances, an average portfolio duration, including the effect of leverage, that will not exceed two years. Through these investments, the Fund seeks to capitalize on the credit spread opportunity, which prevails through all phases of the interest rate cycle, and to offer the opportunity for additional income if interest rates are rising.

Adjustable Rate Loans Portfolio. Adjustable rate loans include senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. The Fund’s investments in adjustable rate loans are expected to provide high current income. Adjustable rate debt instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, primarily the LIBOR, plus a premium, and are therefore regarded as having short-term durations. Adjustable rate loans provide high levels of current income and a significant hedge for rapid price changes. As interest rates move higher, the income generated by adjustable rate loans will move lock step. As the economy strengthens, adjustable rate loan quality is expected to improve. Through its investments in adjustable rate loans, the Fund seeks to capitalize on the credit spread opportunity (as measured by the difference in yield between below investment grade investments and high grade benchmarks) which prevails through all phases of the interest rate cycle, and to offer the opportunity for additional income if interest rates are rising.

Symphony Investment Philosophy and Process. Symphony utilizes an industry focused approach that seeks to select the debt instruments of corporate issuers that provide attractive income opportunities and offer the potential for additional total return through the identification of near-term catalysts (such as restructurings, refinancing, mergers and acquisitions, liquidity events, management changes, rating and earnings announcements) and relative value opportunities. At the same time, Symphony’s fundamental approach seeks to evaluate and minimize potential downside risks associated with below investment grade instruments. Additionally, Symphony focuses primarily on liquid securities to help implement its highly active management style, which helps the team manage and optimize risk exposures over the course of the investment cycle.

In identifying securities for potential purchase, Symphony evaluates the universe of below investment grade corporate issuers from an industry perspective. Symphony’s analysts are industry experts and will seek long and short investment opportunities across an issuer’s capital structure. Symphony’s investment process involves the holistic review of each investment, taking into account such factors as issuer liquidity, company and industry dynamics, relative value, potential corporate actions, and other possible positive or negative catalysts. Symphony then evaluates the identified investment candidates for liquidity constraints and other technical factors. Symphony also combines its deep industry view with a top-down macro overlay which allows the team to make tactical investments in undervalued debt instruments within appropriate sectors given industry and economic activity, and avoid or short issuers and sectors where the team has a negative outlook. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

Energy

Overview. FAMCO MLP will invest in energy MLPs, which include investments that offer economic exposure to publicly traded equity and debt securities of MLPs. Energy companies derive at least 50% of their revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

NWQ will invest in equity and debt securities of energy companies that it believes have the following merits: meaningful risk adjusted upside; potential for downside protection; and a catalyst or clear path to recognition of that value. NWQ seeks to generate superior risk-adjusted returns through a targeted, value-driven evaluation of energy and energy-related investment opportunities.

Energy Portfolio. FAMCO MLP will invest in energy MLPs, which include investments that offer economic exposure to publicly traded equity and debt securities of MLPs. Energy MLPs can generally be classified into the following industries: pipeline MLPs, processing MLPs, gathering and processing MLPs, midstream MLPs, propane MLPs, exploration and production MLPs, coal MLPs and marine shipping MLPs.

NWQ will focus on fossil-related energy investments but also may invest in unconventional, alternative and other energy-related investments. NWQ seeks investment opportunities in energy companies that it believes have the following merits: (a) meaningful risk adjusted upside; (b) downside protection; and (c) a catalyst or clear path to recognition of that value. Energy companies derive at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

The Fund’s energy securities investments are expected to provide current income, the potential for additional capital appreciation and inflation protection over the market cycle. The value of the Fund’s investments in energy securities is expected to move directly with energy market prices. Energy costs are a key component of cost of living measures used to calculate the current rate of inflation. Energy assets such as natural gas pipelines charge user fees and typically have long-term negotiated contracts that produce steady cash flows. Some energy companies have more commodity sensitivity and are able to charge users of their assets fees linked to current market prices for energy commodities.

FAMCO MLP’s Investment Philosophy and Process. FAMCO MLP believes that MLPs represent a timely investment opportunity for total return given both their tax-advantaged distributions and the potential for increased distributions and capital appreciation over time. The types of MLPs in which the Fund intends to invest historically have made high levels of tax-deferred cash distributions. FAMCO MLP believes that MLPs have historically demonstrated the ability to grow over time, and that this growth has resulted in rising cash distributions and capital appreciation benefiting MLP investors. FAMCO MLP believes that current MLP yields are attractive relative to historical yield spreads for comparable asset classes.

FAMCO MLP’s investment philosophy and top-down strategic investment style are rooted in its long-held belief that strategy dominates tactics and in its experience managing MLP investments through MLP investment cycles since 1995. FAMCO MLP believes that a MLP portfolio that combines a top-down program, rigorous quantitative valuations, and strong fundamental research increases the probability of outperformance.

FAMCO MLP’s investment process combines its top-down approach to the broader market and economy with its bottom-up, fundamental research process. FAMCO MLP seeks to identify those MLPs that it believes have the most attractive current yields and total return potential over the long-term. FAMCO MLP’s rigorous investment process, which has been refined over time since it began managing MLP assets in 1995, includes consideration of qualitative, quantitative and relative value factors. FAMCO MLP evaluates and manages investment opportunities in part based on its experience, insights and other qualitative assessments of MLP issuers, securities and market dynamics. In addition, FAMCO MLP employs a proprietary modeling system that provides multiple sector-specific valuation metrics for every publicly traded MLP in its coverage universe. FAMCO MLP’s valuation metrics include discounted cash flow, dividend discount model, yield approach, EBITDA valuation and other sector-specific metrics. FAMCO MLP evaluates quality of an MLP along a number of quantitative dimensions in determining the desirability of a potential investment. FAMCO MLP seeks to invest in high quality MLPs and generally avoids the MLPs in the lowest quality quintile. In conducting its analysis of MLP quality, FAMCO MLP evaluates asset quality, diversification of operations, financial strength, management quality and the parent/sponsor relationship. The main goal of the process is to identify MLPs that are favorably exposed to the anticipated economic and market cycles, and well positioned with respect to competitors. In summary, common characteristics of portfolio constituents include strong balance sheets, adequate distribution coverage, diverse businesses with strategic assets, strong management teams, and visible cash flow.

NWQ’s Investment Philosophy and Process. NWQ managers are long-term investors that seek to provide superior risk-adjusted returns through an analyst and research-driven value-oriented process which relies heavily on primary research and on a thorough understanding of the underlying economics of a business model and the economics of the assets a company owns. NWQ invests in companies that they believe are undervalued based on projections of the return on capital employed, the cash flows and the growth of cash flows over a reasonable time frame.

A second element of the NWQ philosophy is to uncover unique insight into investments where they believe this insight can serve as either a catalyst or represents a meaningful valuation discrepancy vs. the market. Such catalysts and inflection points can include: new management, improving business or industry fundamentals, industry consolidation or company restructuring. Insight can also include recognizing free options, hidden assets and other factors that are not being correctly valued by the market. NWQ does not believe that investing after positive or negative news is an investment strategy. Rather, they seek to uncover the factors that will drive business improvement three months to a year in advance. This way, portfolios have the potential to fully benefit when these inflection points and catalysts emerge and are acknowledged by the market. Similarly, NWQ will strive to identify the “consensus,” as this provides us incremental insight into possible misperceptions and therefore, investment opportunities.

NWQ’s approach to uncovering value emphasizes independent, original, bottom-up fundamental research. They seek to exploit disparities between investor perception and underlying fundamentals in the capital markets. Moreover, NWQ employs a conservative approach to risk-adjusted performance by remaining disciplined in their approach while weighing downside risk.

NWQ’s main competitive advantage lies in its primary bottom-up research, disciplined investment process and deep industry knowledge and insight. NWQ’s investment team has extensive experience with energy investing across capitalization ranges and across subsectors of the industry. NWQ believes that this experience is extremely valuable as they begin the research process with exceptional insight into the industry and the respective companies.

Investment ideas are generated through original, fundamentals-based research and NWQ’s philosophy is grounded in a conservative approach to risk-adjusted performance. NWQ strives to be creative and independent thinkers, forming strong convictions through thorough research as reflected in taking more concentrated positions in fewer names. The control of investment-related risk is fundamental to the NWQ investment process. NWQ performs extensive financial analysis to test expected valuations under different scenarios and downside risk. They review the portfolio to assess risk/reward and perform qualitative and quantitative rankings of all investment positions in the portfolio.

NWQ continuously monitors companies, industry trends and news. NWQ conduct hundreds of meetings with energy companies both in Los Angeles and in energy centers around the world. They focus on understanding individual companies as businesses rather than simply as stocks. They seek a thorough and in-depth understanding of the factors that drive a company’s success as well as a management team’s strengths and weaknesses. The energy team will conduct interviews of both management teams and operating personnel; review public operating data when available; analyze corporate filings; review trade and industry publications; perform on-going due diligence; develop extensive cash-flow, earnings and valuation models and research company suppliers, competitors and customers.

They actively review all investments within a portfolio on a weekly basis. NWQ is always reassessing the merits of existing investment positions, their investment thesis and valuation models. When there are material changes to NWQ’s investment outlook or material under or outperformance of individual securities, they are likely to initiate changes within the portfolio. This may result in a series of “trims” or “adds” while each position is reassessed individually.

Currencies and Inflation Protected Debt Securities

Overview. The Nuveen Asset Management Taxable Fixed Income Team will primarily invest in a portfolio of currencies, which may benefit from an inflationary environment, short term debt instruments and inflation protected debt securities.

The Nuveen Asset Management Taxable Fixed Income Team will actively manage its investments in currencies and inflation protected debt securities and will determine the portfolio mix based upon its international macroeconomic outlook and fundamental analyses. Currencies include direct investments in short-term sovereign debt securities or investments in forward currency contracts and other derivative instruments. These investments will be denominated in, or otherwise provide exposure to, multiple international (non-U.S.) currencies or the U.S. dollar. Inflation protected debt securities are issued by the U.S. and non-U.S. governments and their agencies and instrumentalities and domestic and foreign corporations and include TIPS.

The Nuveen Asset Management Taxable Fixed Income Team will review the international currency markets and select currencies that would be expected to perform well in an inflationary environment due to attractive current yields or other factors. The Fund will seek to benefit from both expected factors and unexpected changes that may drive valuations higher in currency markets or related markets. The Fund may invest in foreign currencies of countries whose economies will benefit from global growth trends and may depend heavily on the export of certain commodities (i.e. “commodity currencies”). For example, the Fund may invest in foreign currencies of developed countries such as the Australian dollar or Canadian dollar and may invest in foreign currencies of emerging market countries such as the South African rand or Brazilian real.

Currencies and Inflation Protected Debt Securities Portfolio. As discussed above, the Nuveen Asset Management Taxable Fixed Income Team will primarily invest in currencies, short term debt instruments and inflation protected debt securities.

Currencies include direct investments in short-term sovereign debt securities or and investments in forward currency contracts and other derivative instruments relating to short-term international government securities. The Fund’s investments in such currency derivatives provide substantially either the economic equivalent of direct investments in sovereign debt. Forward currency contracts enable the Fund to gain economic exposure to the returns (reflecting foreign exchange rate changes) of short-term instruments in a specified country. The returns of forward currency contracts are substantially equivalent to the returns earned by borrowing U.S. dollars at short-term interest rates and investing those dollars in short-term government securities in a specified foreign country.

Forward currency contracts involve obligations of one party to purchase, and another party to sell, a specific security or currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time at which the contract is made. These contracts are traded in the over-the-counter (“OTC”) derivatives market and entered into directly between traders and their customers. A non-deliverable forward is a particular type of cash-settled forward currency contract that is generally, but not exclusively, used to gain exposure to a non-convertible or relatively thinly traded international (non-U.S.) government security. The Fund also will invest in non-deliverable forward contracts to more efficiently gain investment exposure to other international (non-U.S.) government securities.

Inflation protected debt securities are issued by the U.S. and non-U.S. governments and their agencies and instrumentalities and domestic and foreign corporations, including TIPS. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the CPI-U as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

The Fund’s investments in currencies and inflation protected debt securities are expected to provide current income and inflation protection over the market cycle. Inflation protected debt securities have principal amounts adjusted to reflect increases in CPI-U. When an economy experiences inflation, it is experiencing an increase in the prices of good and services over time, which equates to currency depreciation. U.S. and non-U.S. markets have typically experienced inflation at different times and at different rates. The Fund may invest in currencies around the globe as it seeks opportunities in various regions which will benefit from global or local inflationary conditions or other related real return opportunities.

Nuveen Asset Management Taxable Fixed Income Team’s Investment Philosophy and Process. The Nuveen Asset Management Taxable Fixed Income Team uses a “top-down” investment approach, looking first at general economic factors and market conditions globally, and assessing the implications for currencies, interest rates, inflation, credit risks and other key investment factors. The Nuveen Asset Management Taxable Fixed Income Team selects securities that it believes have strong relative value based on an analysis of a security’s characteristics (such as currency, principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions.

The Nuveen Asset Management Taxable Fixed Income Team believes that the Fund’s investments in currencies and inflation protected debt securities offer the opportunity for potentially higher real returns than that of a domestic government income strategy. The investment approach is premised upon actively managing its investments in currencies and inflation protected debt securities. Diversification, risk management, and portfolio rebalancing (country rotation) based upon a international macroeconomic outlook and fundamental analyses are essential to the approach.

The Nuveen Asset Management Taxable Fixed Income Team has diverse and extensive experience in credit research, economic analysis, financial engineering and risk management. The Nuveen Taxable Fixed Income Team will integrate fundamental credit analysis and top-down market evaluations in selecting countries’ exposures for the portfolio. Key investment considerations include country credit quality, political stability, fiscal practices, debt issuance and market liquidity. The Nuveen Asset Management Taxable Fixed Income Team will factor in debt market considerations, such as the direction and volatility of local interest rates, and projected changes in the yield curve and liquidity. Market expectations for specific regional sectors and relative currency valuations also help determine security selection. The Nuveen Asset Management Taxable Fixed Income Team also has a rigorous risk monitoring and management process. Risk management is performed on multiple levels and an independent compliance group and systems ensure compliance with both internal and external portfolio parameters. The Nuveen Asset Management Taxable Fixed Income Team’s principal portfolio management tools to address risks such as the volatility of foreign exchange rates, include portfolio limits, comprehensive currency screening and selection, and portfolio diversification by country and region.

The Nuveen Asset Management Taxable Fixed Income Team will review the international currency markets and select currencies that would be expected to perform well in an inflationary environment due to attractive current yields or other factors. The Fund will seek to benefit from both expected factors and unexpected changes that may drive valuations higher in currency markets or related markets. The Fund may invest in foreign currencies of countries whose economies will benefit from global growth trends and may depend heavily on the export of certain commodities (i.e. “commodity currencies”). For example, the Fund may invest in foreign currencies of developed countries such as the Australian dollar or Canadian dollar and may invest in foreign currencies of emerging market countries such as the South African rand or Brazilian real.

With respect to the Fund’s currency investments, the Nuveen Asset Management Taxable Fixed Income Team will perform a thorough analysis to identify appropriate eligible countries from which to construct its portfolio. As such, they will review the global currency markets and establish a universe of countries that, in the subadviser’s opinion, have a well developed capital market infrastructure. The subadviser will also monitor the liquidity available in the direct short-term sovereign debt markets and derivatives for each market to assure cost effective execution.

The Fund may use a variety of other investment techniques both to seek to increase the Fund’s total return and to seek to hedge, or help protect against declines in portfolio value due to its exposure to interest rate movements, movements in the securities markets, and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as interest rate transactions (including interest rate swaps), total return swaps, indexed securities, futures, options on futures and foreign exchange transactions.

Fund Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained in the SAI under “Portfolio Composition.”

Equity Securities

Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Real Estate Investment Trust Securities. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Master Limited Partnerships. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ. The Fund will purchase such common units through open market transactions and underwritten offerings. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other Investment Companies. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly; provided that this limit does not apply to investments in ETFs in which the Fund may invest in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the SEC. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory Solutions will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments.

Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate for inclusion in the Fund’s portfolio.

Other Equity Securities. The Fund may invest in other equity securities, including hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities). The “Portfolio Composition” in the SAI contains additional information about other equity securities.

Debt Securities

Debt Instruments. Debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

High Yield Bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund invests in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (ii) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Inflation Protected Debt Securities. These securities are issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The Fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality. Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the CPI-U as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate. Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

Senior Loans. The Fund may invest in (i) senior loans made by banks or other financial institutions to Borrowers, (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement. Senior loans typically have rates of interest that are re-determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may purchase senior loans by assignment from a participant in the original syndicate of Lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a part Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any rating agency.

The Fund may purchase and retain in its portfolio senior loans payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a senior loan.

Second Lien Loans. The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Adjustable Rate Subordinated Loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees’ expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

Certain Structured Notes. The Fund may invest in structured notes (as described below) that are designed to provide returns and risks that emulate those of senior loans, second lien loans and other adjustable rate corporate debt instruments.

Exchange-Traded Notes (ETNs). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Mortgage-Backed Securities (MBS). A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. The Fund may invest in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations.

Commercial Mortgage-Backed Securities (CMBS). A commercial mortgage-backed security is a type of mortgage-backed security that is secured by the loans on commercial properties. Similar to a mortgage-backed security, the ownership interest of a commercial mortgage-backed security is in a pool of mortgages on commercial property.

Derivatives

Derivatives. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, commodities, related indexes, and other assets. The Fund may invest in certain derivative instruments such as interest rate swaps. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index linked securities; swaps, including credit default swaps; and forward currency contracts and options on forward currency contracts for more information regarding currency derivatives see “Portfolio Composition — Currencies” below). Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. For more information, see “Portfolio Composition” in the SAI.

There is no assurance that these derivative strategies will be available at any time, that [Nuveen Advisory Solutions] will determine to use them for the Fund or, if used, that the strategies will be successful.

Commodity Futures. The Fund, through the Subsidiary, may invest in commodity futures contracts in the six principal commodity groups in the global commodities markets:

•	energy;

•	industrial metals;

•	agriculture;

•	precious metals;

•	foods and fibers; and

•	livestock.

If commodity futures contracts are exchange listed, the Fund will, under normal circumstances, consider investment in contracts with sufficient liquidity as measured by dollar volume traded in those contracts.

Gresham may also invest in other commodity investments. These instruments may include, but are not limited to, derivatives including commodity forward contracts, notes, swap agreements and other derivative instruments that are presently, or may hereafter become, the subject of commodity investing.

Commodity Options. Pursuant to the options program, the Fund, through the Subsidiary, writes out-of-the-money call options on individual commodity futures contracts held by it, and may write out-of-the-money call options on baskets of commodities or on broad-based commodity indices, such as the DJ-UBSCI or the S&P GSCI® (“GSCI”), whose prices are expected to closely correspond to at least a substantial portion of the commodity futures contracts held by the Fund. The Fund may write commodity call options on a continual basis on up to approximately 50% of the notional value of each of its commodity futures contract positions that, in Gresham’s determination, have sufficient option trading volume and liquidity. The Fund may write commodity call options with terms up to 12 months and with strike prices that may be up to 20% out-of-the-money. Generally, the Fund expects to write commodity call options with terms of one to three months. Subject to the foregoing limitations, the implementation of the options program is within Gresham’s discretion. Over extended periods of time, the term and out-of-the-moneyness of the commodity options may vary significantly. While generating option premiums for the Fund, the call options will cause the Fund to forego the right to any appreciation above the exercise price of the call options on the percentage of the notional value of the Fund’s long commodity positions covered by the call options.

Currencies

The Nuveen Asset Management Taxable Fixed Income Team will review the international currency markets and select currencies that would be expected to perform well in an inflationary environment due to attractive current yields or other factors. The Fund may invest in foreign currencies of countries whose economies will benefit from global growth trends and may depend heavily on the export of certain commodities (i.e. “commodity currencies”). For example, the Fund may invest in foreign currencies of developed countries such as the Australian dollar or Canadian dollar and may invest in foreign currencies of emerging market countries such as the South African rand or Brazilian real.

Currencies include direct investments in short-term sovereign debt securities or and investments in forward currency contracts and other derivative instruments relating to short-term international government securities. The Fund’s investments in such currency derivatives provide substantially either the economic equivalent of direct investments in sovereign debt. Forward currency contracts enable the Fund to gain economic exposure to the returns (reflecting foreign exchange rate changes) of short-term instruments in a specified country. The returns of forward currency contracts are substantially equivalent to the returns earned by borrowing U.S. dollars at short-term interest rates and investing those dollars in short-term government securities in a specified foreign country.

Forward currency contracts involve obligations of one party to purchase, and another party to sell, a specific security or currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time at which the contract is made. These contracts are traded in the over-the-counter (“OTC”) derivatives market and entered into directly between traders and their customers.

A non-deliverable forward is a particular type of cash-settled forward currency contract that is generally, but not exclusively, used to gain exposure to a non-convertible or relatively thinly traded international (non-U.S.) government security. The Fund also will invest in non-deliverable forward contracts to more efficiently gain investment exposure to other international (non-U.S.) government securities.

Other Portfolio Components

Non-U.S. Securities. The Fund may invest without limit in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. [Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or over-the-counter in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.]

Emerging Markets Issuers. The Fund may invest up to 25% of its Managed Assets in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

When-issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Zero Coupon Bonds. The Fund’s investments in debt instruments may be in the form of a zero coupon bond. A zero coupon bond is a bond that does not pay interest for the entire life of the obligation. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive any of the income on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

Illiquid Securities. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Structured Products. The Fund may invest in structured products such as structured notes issued by a financial institution. Structured notes have a defined maturity and pay a nominal interest rate, and potentially additional returns, based upon the cash flow or rate of return earned on either a reference portfolio of leveraged loans or the return represented by a reference index to the market for adjustable rate corporate loans. Such instruments may be leveraged or geared by applying a multiplier to the rate of total return on the underlying investments or referenced market index. Structured products that employ leverage increase the potential for gain and the risk of loss in that particular structured product investment. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investment, index or reference obligation (including income risk, credit risk and market risk) and are subject to counterparty risk.

The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. For structured products that are registered under the 1940 Act, please also see “The Fund’s Investments — Portfolio Composition and Other Information — Other Investments — Other Investment Companies.”

Debtor-in-Possession Loans (DIPs). The Fund may invest in debtor-in-possession loans (“DIPs”), which are newly issued loans in connection with “special situation” restructuring and refinancing transactions. DIPs are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIPs are typically adjustable rate and fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIPs are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Hedging Transactions. As noted above, the Fund may invest in certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. See “Hedging Transactions” in the Statement of Additional Information for further information on hedging transactions.

Other Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Initial Portfolio Composition

The Fund expects that initially after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives, the Fund’s Managed Assets will be as follows: [        ]% to [        ]% in commodities futures and options contracts1; [        ]% to [        ]% in equity and debt securities of real estate companies (primarily REITs); [        ]% to [        ]% in equity and debt securities of infrastructure companies; [        ]% to [        ]% in adjustable rate loans; [        ]% to [        ]% in equity and debt securities of energy companies; and [        ]% to [        ]% in currencies and inflation protected debt securities. The Fund initially expects [    ]% to [    ]% of the debt securities in which it invests to be issued by U.S. issuers. Current market conditions may change and the Fund may not be able to invest its initial portfolio as planned. The Fund’s portfolio allocations are expected to vary over time consistent with the Fund’s investment policies described herein.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the responsible subadviser’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 32 of this Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

LEVERAGE

The Fund anticipates using leverage, including both structural and effective leverage, to seek to enhance its potential for a high level of current income. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. See “Risks — Leverage Risk.”

The Fund may utilize Borrowings and Preferred Shares or other senior securities. The Fund does not intend to use structural leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives. If current market conditions persist, the Fund intends to use structural leverage through Borrowings from a financial institution. The Fund’s total assets, including assets attributable to the principal amount of any Borrowings and any Preferred Shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

If current market conditions persist, the Fund expects that initially, after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives, the Fund’s leverage ratio will equal approximately [            ]% of the Fund’s Managed Assets from structural leverage as discussed above. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The Fund’s effective leverage will not exceed [            ]% of Managed Assets.

[1]

Commodity futures contracts provide notional exposure that greatly exceeds the margin requirements for such positions. Accordingly, the Fund’s aggregate notional exposure to commodity futures contracts will exceed the percentages in the table. The aggregate notional value of the Fund’s commodity futures contracts is expected to exceed [        ]% of the Fund’s total investment exposure.

The interest on Borrowings may be at a fixed or floating rate, but the Fund anticipates that it will generally be a floating rate based on short-term adjustable rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more income than will be needed to make interest payments. If so, the excess income will be available to pay higher distributions to Common Shareholders. Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund intends to use derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix the rate after expenses (commonly referred to as the “all-in” rate) paid on a significant portion of the Fund’s leverage from Borrowings. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs over an extended period. This program would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This program, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the all-in fixed interest rate for that time period.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to each of the Fund’s subadvisers) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of structural leverage. Nuveen Fund Advisors in consultation with Nuveen Advisory Solutions will be responsible for using structural leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much structural leverage to use for the Fund based solely on the assessment of whether such use of structural leverage will advance the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s structural leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and the subadvisers’ fees means that Nuveen Fund Advisors and the subadvisers may have a conflict of interest in determining whether to increase the Fund’s use of structural leverage. Nuveen Fund Advisors will seek to manage that potential conflict by only increasing the Fund’s use of structural leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

The Fund may be subject to certain restrictions imposed by lenders, with respect to Borrowings, or by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, or any Preferred Shares. These restrictions or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the lenders or rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the desired rating on debt securities or Preferred Shares, the Fund will not issue debt securities or Preferred Shares. In addition, if the Fund enters into a credit facility or otherwise incurs Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility or other Borrowings would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Any senior securities issued by the Fund, including Preferred Shares, commercial paper or notes, will have seniority over the Common Shares. The use of senior securities will leverage the Common Shares.

The use of structural and effective leverage creates special risks for Common Shareholders. See “Risks — Leverage Risk.”

Effects of Leverage

Assuming Borrowings will represent approximately [    ]% of the Fund’s Managed Assets, at an interest rate of                 % payable on such structural leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed                 % in order to cover such interest payments and other expenses specifically related to Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects the use of Borrowings representing [    ]% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest rate on its leverage of [    ]%. As previously stated in this Prospectus, the table further assumes that the Fund uses interest rate swaps to fix the all-in rate paid on a significant portion of the Fund’s leverage in an effort to lower leverage costs over an extended period.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	%	%	%	%	%

Common Share Total Return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a debt instrument’s issuer, perceptions of the issuer, ratings on a debt instrument and other market factors. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.04 per Common Share) making the Fund’s net asset value per Common Share equal to $19.06. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes. to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The Fund’s effective leverage ratio will not exceed [    ]% of Managed Assets.

Leverage Risk

The Fund anticipates using leverage, including both structural and effective leverage, to seek to enhance its potential for a high level of current income. The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares. If current market conditions persist, the Fund intends to use structural leverage obtained from Borrowings from a financial institution. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from any such derivatives and other portfolio techniques. After the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives, the effective leverage of the Fund is expected to equal approximately         % of Managed Assets. The Fund anticipates that its effective leverage ratio will vary from time.

The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of the Common Shares. The Fund may, based on its assessment of market conditions, increase or decrease its level of leverage. Such changes may impact net investment income and the valuation of the Common Shares in the secondary market. There can be no assurance that the Fund will use leverage, or that the Fund’s leverage strategy will be successful. Furthermore, the amount of fees paid to Nuveen Fund Advisors (which in turn pays a portion of its fees to the subadvisers) for investment advisory services will be higher if the Fund uses structural leverage because the fees will be calculated based on the Fund’s Managed Assets, which may create an incentive for Nuveen Fund Advisors to so leverage the Fund.

The Fund intends to use derivatives such as interest rate swaps to fix the all-in rate paid on a significant portion of the Fund’s leverage from Borrowings, in an effort to lower leverage costs over an extended period. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the all-in fixed interest rate for that time period.

Multi-Manager Risk

The overall success of the Fund depends on, among other things, the ability of Nuveen Advisory Solutions to implement a successful allocation strategy among the subadvisers. Although Nuveen Fund Advisors monitors the overall management and investments of the Fund, each subadviser makes investment decisions for its allocated portion of the Fund independently from the others. There is a risk that the investment decisions made by a subadviser will not be complementary to those made by other subadvisers, which could adversely affect Fund performance.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Although the Fund is intended to provide a measure of protection against inflation, it is possible that it will not do so to the extent intended.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio. The Fund’s investments may be adversely affected to a greater extent than other investments during deflationary periods.

Asset Allocation Risk

The Fund is subject to the risk that its asset allocations may not achieve the desired risk-return characteristic or that they result in the Fund underperforming other similar funds.

Equity Securities Risks

Equity Securities and Common Stock Risk. A substantial percentage of the Fund’s assets will be invested in equity securities. Equity risk is the risk that equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of such securities participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. The price of an equity security may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities may decline in price if the issuer fails to make anticipated distributions or dividend payments.

Preferred Stock Risk. Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem, or “call,” the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

MLP Equity Securities Risk. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments. MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold. See “Risks — Master Limited Partnership Risks and Risks — Energy Company Risks” below for additional MLP risks.

Real Estate Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real estate property values and incomes from real estate property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Infrastructure Securities Risk. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of emerging market countries, may reduce demand for products or services provided by infrastructure issuers.

Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete.

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure issuers may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors.

Regional Risk. Should an event that impairs assets occur in a region where an infrastructure issuer operates, the performance of such Infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

Environmental Risk. Infrastructure companies can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure issuers or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.

Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure issuers may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure issuer. Failure by the infrastructure issuer to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

Regulatory Risk. Many infrastructure companies are subject to significant federal, state and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure issuers. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

Infrastructure Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Small and Medium-Capitalization Stock Risk. The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Debt Securities Risks

Issuer Credit Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Below Investment Grade Risk. Debt instruments of below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for lower rated instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. Distressed and defaulted securities generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

Interest Rate Risk. Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term debt securities are generally more sensitive to interest rate changes. The Fund’s investment in such fixed rate instruments means that the net asset value and market price of Common Shares may decline if market interest rates rise. The Fund expects its investments in adjustable rate senior loans and second lien loans will make the Fund less volatile and its net asset value less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed rate obligations. However, because interest rates on most adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value.

Call Risk. The Fund may invest in debt instruments, which are subject to call risk. Debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new debt instruments which bear a lower interest rate.

The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding debt instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk may negatively impact the return of the Fund’s debt instruments.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above), in lower-yielding debt securities.

Zero Coupon Bonds Risk. The market prices of zero coupon bonds of below investment grade quality will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.

Mortgage-Backed Securities Risk. A mortgage-backed security (including a CMBS) may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-backed security defaults, the value of that security may decrease. Moreover, the downturn in the housing market and the resulting recession in the United States have negatively affected, and may continue to negatively affect, both the price and liquidity of privately issued mortgage-backed securities. The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall or for other reasons. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Senior Loans Risk. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments. [Although the Fund invests primarily in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances.] If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan. In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Second Lien Loans and Unsecured Loans Risk. Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Subordinated Loans and other Subordinated Debt Instruments. Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, such subordinated loans or other debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the Fund’s subordinated loans or other debt instruments would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, the issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as debt investors.

Loan Participation Risk. The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Other Risks Associated with Loans. Many senior loans, second lien loans and other loans in which the Fund invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, the amount of public information available with respect to loans generally may be less extensive than that available for registered or exchange listed securities. As a result, the Fund is particularly dependent on the analytical abilities of Symphony with respect to investments in such loans. Symphony’s judgment about the credit quality of a Borrower may be wrong. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some senior loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain loans and other securities or market conditions that reduce liquidity) can reduce the value of loans and other debt obligations, impairing the Fund’s net asset value.

Risks in Loan Valuation. The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in adjustable rate corporate debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

Senior Loan Agent Risk. A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Prepayment Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as call or prepayment risk. In addition, below investment grade debt instruments frequently have call features that allow an issuer to redeem an instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Inflation Protected Securities Risk. The Funds investments in inflation protected securities may be vulnerable to changes in expectations of inflation or interest rates. There is no guarantee that the Fund’s investments in such securities will generate returns that exceed the rate of inflation in the U.S. economy over time.

TIPS and other inflation protected debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation. In general, the price of TIPS tends to decline when the rate of inflation increases. In addition, interest payments on inflation protected debt securities are unpredictable. Unlike conventional bonds, the principal and interest payments of inflation protected debt securities such as TIPS are adjusted periodically to a specified rate of inflation (i.e., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation and as such these securities may lose value.

Foreign Currency Risk. Changes in exchange rates will affect the value of the Fund’s Investments and the loss implied by an adverse movement in exchange rates may exceed the local currency return of an investment. A general strengthening of the U.S. dollar is expected to result in currency losses to the Fund. There can be no assurance that the currencies in the selected positions will appreciate or depreciate in the manner anticipated. The value of any currency relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of each non-U.S. currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the applicable country and the U.S., including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such non-U.S. countries and in the U.S., all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such non-U.S. countries, the U.S. and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by the central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They also may issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of currencies could be affected by the actions of non-U.S. governments, which could change or interfere with therefore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

The currency market is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which non-U.S. currencies and U.S. dollars are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of the Fund’s Common Shares.

Foreign Sovereign Debt Risk. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party. A sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance and may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could adversely affect the Fund’s investments.

Structured Product Risk. The Fund may invest in structured products such as structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the illiquidity of the Fund’s portfolio to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including income risk, credit and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Derivatives Risks

The Fund may invest in derivative instruments including options, swaps, futures contracts, options on futures contracts and forward foreign currency contracts and options on forward currency contracts. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and/or the subadvisers correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and/or the subadvisers incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund is subject to the credit risk that its counterparty (whether a clearing corporation in the case of exchange traded instruments or another third party in the case of over-the-counter instruments) may be unable to meet its obligations. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the dealer with whom the Fund has an open position in an option or futures or forward contract. Derivative instruments traded in foreign markets may offer less liquidity and greater credit risk than comparable instruments traded in domestic markets. The ability of the Fund to close out its positions also may be affected by exchange imposed daily trading limits on options and futures contracts. If the Fund is unable to close out a position, it will be unable to realize its profit or limit its losses until such time as the option becomes exercisable or expires or the futures or forward contract terminates, as the case may be. The inability to close out options, futures and forward positions could also have an adverse impact on the Fund’s ability to use derivative instruments as a hedging strategy.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and the subadvisers not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund’s interest rate risk. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of Common Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If it occurs, it could have a negative impact on the performance of the Common Shares. The Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all of a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Commodity Risk. The Fund’s commodity investments have a high degree of price variability and are subject to rapid and substantial price changes. These price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Price movements are outside of the Fund’s control, are extremely difficult to predict and may not be anticipated by Gresham. Because the Fund has a significant portion of its assets concentrated in commodity investments, developments affecting commodities will have a disproportionate impact on the Fund. Such developments may include, among other things:

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	changing supply and demand relationships;

•	changes in international balances of payments and trade;

•	U.S. and international rates of inflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events;

•	changes in interest and foreign currency/exchange rates;

•	market liquidity; and

•	changes in philosophies and emotions of market participants.

The Fund’s commodity investments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Such leverage creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day by regulations referred to as “daily price fluctuation limits.” The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

Commodity Options Risk. There can be no assurance that Gresham’s options program will be successful. The Fund expects to use options on commodity futures contracts to seek to enhance the Fund’s risk-adjusted total returns. The Fund may seek to protect its commodity futures contracts positions in the event of a market decline in those positions by purchasing commodity put options that are “out-of-the money.” The Fund’s use of options, however, may not provide any, or only partial, protection from adverse commodity price changes. Specific price movements of the commodities or futures contracts underlying an option cannot be accurately predicted. There may be imperfect correlation between the changes in the market value of the futures contracts and the corresponding options contracts held by the Fund. Accordingly, the return performance of the Fund’s commodity futures contracts may not parallel the performance of the commodities or indices that serve as the basis for the options bought or sold by the Fund; this basis risk may reduce the Fund’s overall returns. Investing in options is volatile and requires an accurate assessment of the market and the underlying instrument. Factors such as increased or reduced volatility, limited dollar value traded and timing of placing and executing orders may preclude the Fund from achieving the desired results of the options program and could affect the Fund’s ability to generate income and gains and limit losses. Because of the volatile nature of the commodities markets, the writing (selling) of commodity options involves a high degree of risk.

The Fund may forego gains (i.e. capital appreciation) above the option exercise price on up to approximately 50% of its commodity futures contracts as a result of selling “out-of-the-money” commodity call options. The Fund will write commodity call options with terms up to 12 months that may be up to 20% “out-of-the-money” on a continual basis on up to approximately 50% of the notional value of each of its commodity futures contract positions that, in Gresham’s determination, have sufficient option trading volume and liquidity. As the writer of a call option, the Fund sells, in exchange for receipt of a premium, the right to any appreciation in the value of the futures or forward contract over a fixed price on or before a certain date in the future. Accordingly, the Fund is effectively limiting its potential for appreciation to the amount the option is “out-of-the-money” during the option term on up to approximately 50% of the notional value of its portfolio invested in commodity futures contract positions.

Counterparty Risk. Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all.

Frequent Trading Risk. Gresham regularly purchases and subsequently sells, i.e. “rolls,” individual commodity futures and forward contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, Gresham rolls them over into new contracts. This frequent trading of contracts will increase the amount of commissions or mark-ups to broker-dealers that the Subsidiary pays when it buys and sells contracts, which will reduce the Fund’s commodity investment returns.

Regulatory Risk. The Fund and its Subsidiary are presently exempt from regulation by the Commodity Futures Trading Commission (“CFTC”) as commodity pools. However, the CFTC has recently adopted amendments to its rules, which, upon their compliance dates, will likely subject the Fund and the Subsidiary to regulation by the CFTC and impose on them additional disclosure, reporting and recordkeeping rules. Compliance with these additional rules may increase the Fund’s expenses. Certain of the rules that would apply to the Fund if it became subject to CFTC regulation have not yet been adopted, and it is unclear what effect such rules would have on the Fund if they are adopted. In addition, the CFTC has recently implemented final regulations that impose position limits and limit formulas on 28 physical commodity futures and options contracts, including energy and metals contracts, and on physical commodity swaps that are economically equivalent to such contracts. Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding these position limits, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Clearing Broker Risk. The failure of the Fund’s clearing broker to comply with financial responsibility and customer segregation rules and the bankruptcy of the Fund’s clearing broker could result in a substantial loss of Fund Assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a pro rata share of all property available for distribution to all of that clearing broker’s customers.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in commodity-linked derivative instruments. The commodity-linked derivative instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.

Deflation Risk — Commodities. Deflation or unanticipated changes in the rate of inflation may result in changes in the future spot price of the underlying commodities that could negatively affect the Fund’s profitability and result in potential losses. In addition, reduced economic growth may lead to reduced demand for the underlying commodities and put downward pressure on the future spot prices, adversely affecting the Fund’s operations and profitability. Although Gresham believes that the Fund’s options program can provide the potential for current gains from option premiums, in up markets, the Fund will forego potential appreciation in the value of the underlying contracts to the extent the price of those contracts exceeds the exercise price of options written by the Fund plus the premium collected by writing the call options.

Tax Risk. The Fund’s ability to make direct investments in commodity-linked derivative instruments is limited by the Fund’s intention to qualify each year as a regulated investment company under the code. The Fund’s investment in its Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies. However, if the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to Common Shareholders from earnings and profits would be taxable to Common Shareholders as dividend income. There have been and likely will continue to be proposals for various amendments to U.S. federal income tax laws that could, if enacted, have adverse effects on the Fund, its investments, or its shareholders. See “Tax Matters.”

Energy Company Risks

At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. There are several specific risks associated with investments in the energy sector, including the following:

Commodity Price Risk. Energy companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal in the short-term and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of energy companies. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Depletion Risk. Companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk. Energy companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; weather patterns; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Regulatory Risk. The energy sector is highly regulated. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and remediation costs and may adversely affect the financial performance of energy companies. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

¡	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

¡	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

¡	the Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

¡

the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (the “EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Liability Risk. There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Energy companies face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials. For example, an accidental release from wells or energy assets could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on energy sector companies. Energy companies may not be able to recover these costs from insurance.

Catastrophic Event Risk. In addition, energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. Government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of operations in the energy sector.

Master Limited Partnership Risks

Risks Related to Investments in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Competition Risk. A number of alternatives to use as vehicles for investment in a portfolio of energy MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.

Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions, expenses and credits. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for

U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

The Fund may engage in hedges or similar transactions with respect to its MLP interests. The tax accounting for such transactions may not be clear, leaving the possibility that the IRS could disagree with the Fund’s treatment. If the IRS were to prevail in a challenge, the Fund might be exposed to a deferral of tax losses, acceleration of gain, changes in the character of income or gain, or other adverse consequences, including a change in the Fund’s determination of the amount of its earnings and profits for purposes of determining taxability of dividends.

Other Risks

Non-U.S. Securities Risk. The Fund may invest without limit in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See “Tax Matters.”

Emerging Markets Risk. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Anti-Takeover Provisions. The Declaration and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Market Disruption and Geopolitical Risk. The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors relating to the Common Shares. High-yield instruments tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield instruments than on higher rated instruments.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Potential Conflicts of Interest Risk. Nuveen Fund Advisors and each of the subadvisers each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, Nuveen Fund Advisors and/or the subadvisers may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, a subadviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Nuveen Fund Advisors and each subadviser has adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and the subadvisers address such conflicts, please see the Fund’s Statement of Additional Information.

Other Investment Companies Risk. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly; provided that this limit does not apply to investments in ETFs in which the Fund may invest in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the SEC. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks.

ETF Risk. The Fund may invest in the securities of ETFs, to the extent permitted by law. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange or the Nasdaq. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

ETN Risk. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs — which are debt instruments — are subject to risk of default by the issuer. This is the major distinction between ETFs and ETNs: while ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Common Shares or your overall returns.

Borrowing Risk. In addition to borrowing for leverage (See “Leverage”), the Fund may borrow for temporary or emergency purposes, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, such borrowings might be outstanding for longer periods of time.

Regulatory Risk. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of adjustable rate debt instruments for investment may be adversely affected. In particular, as a result of recent financial turmoil, swaps are subject to new federal legislation that will be implemented through future rulemaking by the SEC and the Commodity Futures Trading Commission. Further, such legislation or regulation could depress the market value of adjustable rate debt instruments.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, and/or the subadvisers. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund — Investment Adviser and Subadvisers.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by Nuveen Fund Advisors. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Subadvisers

Nuveen Fund Advisors will be responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. Nuveen Advisory Solutions, a division of Nuveen Asset Management, will be responsible for managing the Fund’s overall global real return investment strategy and determining the portion of the Fund’s Managed Assets invested in each of the Fund’s principal investment categories pursuant to the Fund’s active asset allocation program. Five subadvisers will be responsible for investing the Fund’s assets in its six component investment categories. Gresham will manage the Fund’s investments in commodity futures and options contracts. The Nuveen Asset Management Real Assets Team will manage the Fund’s investments in equity and debt securities of real estate and infrastructure companies. Symphony will manage the Fund’s investments in adjustable rate loans. FAMCO MLP will manage the Fund’s investments in energy MLPs. NWQ will manage the Fund’s investments in other equity and debt securities of energy companies. The Nuveen Asset Management Taxable Fixed Income Team will manage the Fund’s investments in currencies and inflation protected debt securities.

The Fund’s subadvisers are experienced closed-end fund and listed commodity pool managers having served as a portfolio manager for some or all of the portfolios of multiple funds sponsored by Nuveen Investments. The following table highlights the subadvisers’ experience.

Advisor/Sub-Adviser	Closed-End Funds and Listed Commodity Pools	Fund Inception Date
Nuveen Advisory Solutions 4 closed-end funds	• DPD: Dow 30 Premium and Dividend Income Fund	• 4/29/2005
	• QQQX: NASDAQ Premium Income & Growth Fund	• 1/30/2007
	• JCE: Nuveen Core Equity Alpha Fund	• 3/27/2007
	• DPO: Dow 30 Enhanced Premium & Income Fund	• 5/30/2007

Nuveen Asset Management Real Assets Team 1 closed-end fund	• JRI: Nuveen Real Asset Income and Growth Fund	• 4/25/2012

Nuveen Asset Management Taxable Fixed Income Team 3 closed-end funds and 1 commodity pool	• GCF: Global Income and Currency Fund • JGG: Nuveen Global Government Enhanced Income Fund	• 04/28/2006 • 06/28/2006
	• JGT: Nuveen Multi-Currency Short-Term Government Income Fund	• 04/25/2007

Gresham 1 commodity pool	• CFD: Nuveen Diversified Commodity Fund (commodity pool)	• 9/28/2010
	• CFD: Nuveen Diversified Commodity Fund (commodity pool)	• 9/28/2010

Advisor/Sub-Adviser	Closed-End Funds and Listed Commodity Pools	Fund Inception Date
NWQ 4 closed-end funds	• JPC: Nuveen Preferred Income Opportunities Fund	• 3/26/2003

	• JDD: Nuveen Diversified Dividend and Income Fund	• 9/25/2003

	• JTA: Nuveen Tax-Advantaged Total Return Strategy Fund	• 1/27/2004

	• JTD: Nuveen Tax-Advantaged Dividend Growth Fund	• 6/26/2007

Symphony 7 closed-end funds	• NSL: Nuveen Senior Income Fund	• 10/26/1999
	• JQC: Nuveen Credit Strategies Income Fund	• 6/25/2003

	• JDD: Nuveen Diversified Dividend and Income Fund	• 9/25/2003

	• JTA: Nuveen Tax-Advantaged Total Return Strategy Fund	• 1/27/2004

	• JFR: Nuveen Floating Rate Income Fund	• 3/25/2004

	• JRO: Nuveen Floating Rate Income Opportunity Fund	• 7/28/2004

	• JSD: Nuveen Short Duration Credit Opportunities Fund	• 5/26/2011

FAMCO MLP 2 closed-end funds	• MTP: MLP & Strategic Equity Fund	• 6/29/2007
	• JMF: Nuveen Energy MLP Total Return Fund	• 2/24/2011

The following table provides information about the Fund’s investment adviser and subadvisers.

Nuveen Fund Advisors — Investment Adviser	Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $227 billion of assets under management as of March 31, 2012. According to Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end funds as measured by the number of funds (133) and the amount of fund assets under management (approximately $53.2 billion) as of March 31, 2012.

Nuveen Asset Management/Nuveen Advisory Solutions — Subadviser

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a subsidiary of Nuveen Fund Advisors. As of March 31, 2012, Nuveen Asset Management had approximately $109 billion in assets under management.

Nuveen Fund Advisors has selected Nuveen Advisory Solutions, a division of Nuveen Asset Management, to implement the Fund’s active asset allocation program in accordance with the target allocations discussed above. Nuveen Advisory Solutions has experience managing global multi-asset class investment portfolios including five asset allocation open-end mutual funds. As of March 31, 2012, Nuveen Advisory Solutions had approximately $4.5 billion in assets under management.

Nuveen Asset Management’s Real Assets Team is responsible for the Fund’s investments in equity and debt securities of real estate and infrastructure companies. Nuveen Asset Management’s Taxable Fixed Income Team is responsible for the Fund’s investments in currencies and inflation protected debt securities. Nuveen Advisory Solutions also serves as a subadviser to some or all of the portfolios of four other closed-end funds sponsored by Nuveen.

Gresham — Subadviser	Gresham, a registered investment adviser, is a subsidiary of Nuveen Investments located at 67 Irving Place, 12th Fl., New York, NY 10003. Gresham is registered with the Commodity Futures Trading Commission as a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the National Futures Association. As of March 31, 2012, Gresham had over $14 billion in assets under management. Gresham’s senior portfolio management team has extensive investment experience trading commodities and have each been with Gresham and its predecessors for over 27 years. Gresham also serves as a subadviser to commodity pools sponsored by Nuveen Investments. Gresham is responsible for the Fund’s investments in commodities futures and options contracts.

Symphony — Subadviser	Symphony, 555 California Street, Suite 2975, San Francisco, CA 94104, a registered investment adviser, is a subsidiary of Nuveen Investments. Founded in 1994, Symphony has approximately $9.9 billion in assets under management as of March 31, 2012, including approximately $3.8 billion in closed-end funds. Symphony specializes in the management of market neutral and long-only debt and equity strategies, including adjustable rate loans and other debt strategies. Symphony also serves as a subadviser to some or all of the portfolios of seven other closed-end funds sponsored by Nuveen Investments.

FAMCO MLP — Subadviser	FAMCO MLP, 8235 Forsyth Blvd., Ste. 700, St. Louis, Missouri 63105, a registered investment adviser, is a division of ARI, a wholly owned subsidiary of PJC. The FAMCO MLP team has managed MLP portfolios for clients since 1995. As of March 31, 2012, FAMCO MLP had approximately $2.8 billion in MLP and energy infrastructure assets under management. FAMCO MLP also serves as a subadviser to two other closed-end funds sponsored by Nuveen Investments.

NWQ — Subadviser	NWQ, 2049 Century Park East, Suite 1600, Los Angeles, CA 90067, a registered investment adviser, is a subsidiary of Nuveen Investments. As of March 31, 2012, NWQ had approximately $18.3 billion in assets under management. NWQ also serves as a subadviser to some or all of the portfolios of four other closed-end funds sponsored by Nuveen Investments. NWQ is the Fund’s subadviser responsible for the Fund’s investments in equity and debt securities of energy companies.

The following table provides information about the portfolio managers responsible for the day-to-day management of the Fund’s investment categories. Additional biographical information about each portfolio managers follows the table.

Name	Sub-Adviser	Firm Title	NRR Title	Years of Industry Experience	Years of Firm Experience
Keith Hembre	Nuveen Asset Management — Nuveen Advisory Solutions	Head of Nuveen Advisory Solutions	Lead Portfolio Manager — Asset Allocation	20	15

James A. Colon	Nuveen Asset Management — Nuveen Advisory Solutions	Vice President, Portfolio Manager	Portfolio Manager — Asset Allocation	12	6

Jay L. Rosenberg	Nuveen Asset Management — Real Assets Team	Managing Director, Portfolio Manager	Portfolio Manager — Real Estate and Infrastructure	17	7

John G. Wenker	Nuveen Asset Management — Real Assets Team	Managing Director, Head of Real Assets	Portfolio Manager — Real Estate and Infrastructure	29	20

Timothy A. Palmer	Nuveen Asset Management — Taxable Fixed Income Team	Managing Director, Portfolio Manager	Portfolio Manager — Currency and Government Securities	26	9

Steve Lee	Nuveen Asset Management — Taxable Fixed Income Team	Senior Vice President, Portfolio Manager	Portfolio Manager — Currency, Short-Term U.S. Government Securities	16	5

Jonathan Spencer	Gresham	President, Portfolio Manager	Portfolio Manager — Commodities	26	25

Darren T. Peers	NWQ	Managing Director, Portfolio Manager and Equity Analyst	Portfolio Manager — Energy Equity	14	9

Gunther Stein	Symphony	Chief Investment Officer, Chief Executive Officer	Portfolio Manager — Adjustable Rate Loans	25+	13

Scott Caraher	Symphony	Co-Portfolio Manager	Portfolio Manager — Adjustable Rate Loans	13	10

James J. Cunnane Jr.	FAMCO MLP, a division of ARI	Managing Director, Chief Investment Officer	Portfolio Manager — Energy MLPs	20	16

Quinn T. Kiley	FAMCO MLP, a division of ARI	Managing Director, Senior Portfolio Manager	Portfolio Manager — Energy MLPs	12	6

Additional Portfolio Manager Information

•	Keith Hembre, CFA

Keith Hembre is responsible for the Fund’s asset allocation program. He is the chief economist, chief investment strategist and chief of quantitative strategies for Nuveen Advisory Solutions. He joined FAF Advisors, INC. (“FAF”) in 1997, which was acquired by Nuveen Investments on January 1, 2011. Mr. Hembre earned a B.S. from Baylor University with a master’s degree in economics, completed the program on investment decisions and behavioral finance at Harvard University, and is a Chartered Financial Analyst (CFA) charterholder.

•	James A. Colon, CFA

James A. Colon is responsible for the Fund’s asset allocation program. He is a Vice President and Portfolio Manager of Nuveen Advisory Solutions. He joined Nuveen in 2006. Mr. Colon earned a B.A. in both economics and international relations from Michigan State University, an M.S. in financial mathematics from the University of Chicago, and is a CFA charterholder.

•	Jay L. Rosenberg

Jay L. Rosenberg is responsible for managing the Fund’s real estate and infrastructure allocations. He is a Managing Director and Portfolio Manager of Nuveen Asset Management. He joined FAF Advisors, Inc. (“FAF”) in 2005, which was acquired by Nuveen Investments on January 1, 2011. Mr. Rosenberg earned a B.S. from the University of Wisconsin — Madison, and a master’s degree in urban planning and public policy from the University of Illinois — Chicago.

•	John G. Wenker

John G. Wenker is responsible for managing the Fund’s real estate and infrastructure allocations. He is a Managing Director and Head of Real Assets of Nuveen Asset Management. He joined FAF Advisors, Inc. in 1992. Mr. Wenker earned a B.A. in public administration from Metropolitan State University, and an MBA in finance from the University of St. Thomas.

•	Timothy A. Palmer, CFA

Timothy A. Palmer is responsible for managing the Fund’s currencies and inflation protected debt securities allocation. He is a Managing Director of Nuveen Asset Management. He joined FAF Advisors, Inc. in 2003. Mr. Palmer earned a B.A. in economics from the University of St. Thomas, an MBA in finance from Columbia University’s Graduate School of Business and is a CFA charterholder.

•	Steve Lee, CFA

Steve Lee is a Senior Vice President and Portfolio Manager responsible for leading Nuveen Asset Management’s foreign currency sector team. He joined Nuveen in 2007. Mr. Lee earned a B.A. in Economics and Mathematics from Yale University, an MBA in Finance from New York University, Stern School of Business and is a CFA charterholder.

•	Jonathan Spencer

Jonathan Spencer is responsible for managing Gresham’s commodities allocation. He is the President and Portfolio Manager for Gresham. He joined Gresham in 1987. Mr. Spencer received a B.S. Degree in Management Information Systems from the State University of New York at Buffalo in 1986.

•	Gunther Stein

Gunther Stein is responsible for managing the Fund’s adjustable rate loans allocation. He is the Chief Investment Officer and Chief Executive Officer of Symphony. He joined Symphony in 1999. Mr. Stein earned a B.A. in economics from the University of California, Berkeley and an MBA from the University of Texas at Austin.

•	Scott Caraher

Scott Caraher is responsible for managing the Fund’s adjustable rate loans allocation. Mr. Caraher is a Co-Portfolio Manager of Symphony. He joined Symphony in 2002. Mr. Caraher received a B.S. in finance from Georgetown University.

•	Darren T. Peers

Darren T. Peers is responsible for managing part of the Fund’s energy equity allocation. He is a Managing Director, Portfolio Manager and Equity Analyst of NWQ. He joined NWQ in 2003. Mr. Peers earned a B.A. in Economics from Dartmouth College and an MBA from the Tuck School of Business at Dartmouth.

•	James J. Cunnane Jr., CFA

James J. Cunnane is responsible for managing the Fund’s energy MLP allocation. He is a Managing Director and Chief Investment Officer of FAMCO MLP, a division of ARI. He joined the FAMCO MLP team in 1996. Mr. Cunnane earned a B.S. in finance from Indiana University and is a CFA charterholder.

•	Quinn T. Kiley

Quinn T. Kiley is responsible for managing the Fund’s energy MLP allocation. He is a Managing Director and Senior Portfolio Manager of FAMCO MLP, a division of ARI. He joined the FAMCO MLP team in 2005. Mr. Kiley earned a B.S. with Honors in Geology from Washington & Lee University, an M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and an MBA from the Kelley School of Business at Indiana University.

Investment Management and Subadvisory Agreements

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee

The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
Up to $500 million	[	]%
$500 million to $1 billion	[	]%
$1 billion to $1.5 billion	[	]%
$1.5 billion to $2 billion	[	]%
Over $2 billion	[	]%

Complex-Level Fee

The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicated in the following table:

Complex-Level Asset Breakpoint Level(2)	Effective Rate At Breakpoint Level
$55 billion		%
$56 billion		%
$57 billion		%
$60 billion		%
$63 billion		%
$66 billion		%
$71 billion		%
$76 billion		%
$80 billion		%
$91 billion		%
$125 billion		%
$200 billion		%
$250 billion		%
$300 billion		%

(1)	For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating structural leverage).
(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets for determining eligible assets in certain circumstances.

Based on eligible assets as of [                    ], the complex-level fee would be [    ]% of Managed Assets, and the total fee to Nuveen Fund Advisors would be [    ]% of Managed Assets (assuming Managed Assets of $500 million or less).

Pursuant to investment subadvisory agreements between Nuveen Fund Advisors and each subadviser, Nuveen Fund Advisors will pay each subadviser an annual portfolio management fee equal to [    ]% of each subadviser’s allocation of the Fund’s average daily Managed Assets, payable on a monthly basis, although Nuveen Fund Advisors will pay Gresham an annual portfolio management fee equal to [    ]% of the notional value of the Subsidiary’s commodity investments, payable on a monthly basis. Nuveen Fund Advisors will also pay a fee to Nuveen Advisory Solutions for its active asset allocation program equal to [    ]% of the Fund’s average daily Managed Assets, payable on a monthly basis.

In addition to Nuveen Fund Advisors’ management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment distributions to shareholders.

The basis for the Board’s initial approval of the Fund’s investment management agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the NYSE is open for business. Exceptions may occur in certain circumstances, such as when the NYSE is closed other than on normal closing days or when trading is restricted, or during emergencies, when it is not reasonably practicable for the Fund to calculate its net asset value. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its designee.

In determining the net asset value of the Fund, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or the subadvisers.

With respect to equity securities, readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined, as provided by the pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Stock Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in a U.S. OTC market, including listed securities whose primary market is believed by the pricing service to be a U.S. OTC market, but excluding securities admitted to trading on the Nasdaq, are valued at the last reported sales price on the valuation date in the U.S. OTC market in which the security primarily trades, as provided by the pricing service.

When the Fund writes (sells) an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in a U.S. OTC market, the last asked price. Options purchased by the Fund are generally valued at the mean between the closing bid and closing ask price on the valuation date on the principal exchange, as provided by the pricing service, in the case of exchange-traded options or, in the case of options traded in a U.S. OTC market, at an evaluated price provided by the pricing service. The value of swaps, including interest rate swaps, will be determined utilizing evaluated prices obtained from the pricing service. Other investments, including futures contracts and related options, are stated at market value. Repurchase agreements generally will be valued at the repurchase price. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined at such times.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by the Fund at is fair value as determined in good faith by the Board or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation. The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

Risks associated with investing in adjustable rate corporate debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. It is expected that the Fund’s net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund’s net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income instruments. Because non-U.S. instruments may trade on days when Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

Independent pricing services typically value adjustable rate corporate debt instruments utilizing readily available market quotations obtained from broker-dealers making markets in such instruments. Other debt instruments and derivative instruments held by the Funds may be valued by the pricing services utilizing a range of market-based inputs and assumptions, cash flows, transactions for comparable instruments and correlations between instruments for normal, institutional-size trading units when determining market value.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will seek to pay regular monthly cash distributions to Common Shareholders stated in terms of a fixed amount per Common Share distribution rate that may be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gain or, possibly, returns of capital representing either unrealized capital gains or a return of your original investment. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund expects to declare its initial Common Share distribution approximately 30 to 60 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

The Fund will seek to establish a distribution rate that roughly corresponds to Nuveen Fund Advisors’ projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. Nuveen Fund Advisors, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and accrued dividends to preferred shareholders, if any. So long as the Fund is solvent, and has monies legally available, it intends to pay such interest and dividends in full in a timely manner.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets as a return of capital. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate may either exceed or be less than the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders.

For U.S. federal income tax purposes, a return of capital will reduce a Common Shareholder’s adjusted tax basis in his or her Common Shares, with any amount distributed in excess of basis treated as capital gain. A reduction in tax basis can result in a greater amount of gain or a smaller amount of loss when a Common Shareholder sells such Common Shares. It is possible that a return of capital could cause a Common Shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. See “Tax Matters.” The exact U.S. federal income tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

At the same time that it pays a monthly distribution, the Fund will post on its website (www.nuveen.com/cef), and provide to Common Shareholders, a written notice of the estimated sources and tax characteristics of the Fund’s distribution on a year-to-date basis, in compliance with a federal securities law. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain, and will be entitled to a U.S. federal income tax credit for the U.S. federal income tax deemed paid on their behalf by the Fund. Under the Fund’s distribution policy (but not for U.S. federal income tax purposes), the Fund may treat the cash value of tax credit amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would generally be treated by Common Shareholders as return of capital for tax purposes.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters.”

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new Common Shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new Common Shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole Common Shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your Common Shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

DESCRIPTION OF SHARES AND DEBT

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “Description of Shares and Debt — Preferred Shares.”

It is anticipated that the Common Shares will be approved for listing on the NYSE, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional [0.20]% as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.06. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional shares or sell Common Shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such Common Shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” below and in the SAI.

Borrowings

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a RIC under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the debt. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary emergency purposes. See “Investment Restrictions” in the SAI.

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of the Fund, by action of the Board without the approval of the Common Shareholders. The terms of any preferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration. The Fund has no current intent to issue Preferred Shares.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. Any preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of preferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of preferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of preferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding preferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding preferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the preferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class or series vote of holders of preferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s preferred shares if, at or prior to the time when a vote was required, such preferred shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares. The terms of the preferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any preferred shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such preferred shares by the Fund would increase such leverage.

For more information on preferred shares, see “Description of Shares and Debt — Preferred Shares” in the SAI.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board be divided into three classes with staggered terms. See “Management of the Fund” in the SAI. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board. If preferred shares are issued, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Common Shares and, if issued, preferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares are higher than those required by the 1940 Act. The Board believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The Declaration provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Board in its discretion may determine. As of the date of this Prospectus, no preemptive rights have been granted by the Board.

Reference should be made to the Declaration and By-laws on file with the SEC for the full text of these provisions.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, special counsel to the Fund.

The discussions below and certain disclosure in the SAI provide general U.S. federal income tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following U.S. federal income tax discussion assumes that you are a U.S. Common Shareholder (as defined under “Tax Matters” in the SAI) and that you hold the Common Shares as a capital asset (generally, property held for investment).

The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gain over net short-term capital loss). The Fund primarily invests in securities whose income is subject to U.S. federal income tax. Thus, substantially all of the Fund’s dividends paid to you should be treated as taxable dividends (which are taxable as ordinary income), and you should not be subject to the federal alternative minimum tax as a result of your investment in Common Shares. In addition to dividends, the Fund also may distribute to its Common Shareholder amounts that are treated as long-term capital gain. Dividend distributions may be subject to state and local taxation, depending on a Common Shareholder’s situation. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a

Common Shareholder has held his or her Common Shares. Long-term capital gains are currently taxable at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will increase to 20%, and the maximum rate applicable to ordinary income will increase to 39.6%, in both cases for taxable years beginning after December 31, 2012. For taxable years beginning on or before December 31, 2012, distributions derived from “qualified dividend income” and received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Common Shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the Common Shareholder must meet holding period and other requirements with respect to the Common shares. A portion of the Fund’s distributions to Common Shareholders may qualify for the dividends-received deduction available to corporate Common Shareholders.

For taxable years beginning after December 31, 2012, recently enacted legislation imposes an additional tax at a rate of 3.8% on the lesser of (1) an individual’s “net investment income” or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” generally includes dividends, taxable interest, and net gain from the disposition of investment property, reduced by any deductions properly allocable to such income or net gain. This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Common Shareholders are advised to consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Common Shares.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Common Shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its Common Shareholders at least annually substantially all of its investment company taxable income and net capital gains (except for net capital gains credited to them but retained by the Fund).

Dividends and other taxable distributions declared by the Fund in October, November or December to Common Shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by Common Shareholders in the year the distributions were declared.

If, for any calendar year, the Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a Common Shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. Upon a sale of Common Shares, the amount, if any, by which the sales price exceeds the basis in the Common Shares is gain subject to tax. Because a return of capital reduces basis in the Common Shares, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the Common Shares.

Each Common Shareholder will receive an annual statement summarizing the Common Shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund’s taxable year.

The redemption, sale, exchange or other disposition (including at termination of the Fund) of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally a Common Shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains are currently taxed at ordinary income rates. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gains distributed to the Common Shareholder (including any net capital gains credited to them but retained by the Fund). Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

If the Fund acquires stock in a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any “excess distribution” the Fund receives on the stock or any gain realized by the Fund from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its Common Shareholders. Fund distributions of PFIC income will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above. The Fund anticipates that its holdings will include stock interests in PFICs.

The Fund may avoid the tax and interest on PFIC income if it elects to treat the PFIC as a “qualified electing fund;” however, the requirements for that election are difficult to satisfy. In the alternative, the Fund intends to elect to “mark-to-market” the securities associated with a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC security, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

Taxable income and realized gains arising from the types of commodity-linked derivative instruments in which the Subsidiary will invest would not constitute qualifying income were it earned directly by the Fund. Consequently, the Fund’s investment in the Subsidiary is intended to provide exposure to commodities while allowing the Fund to satisfy the requirements applicable to regulated investment companies. The Internal Revenue Service has previously issued private letter rulings to mutual funds to the effect that income deemed to be received from their wholly-owned subsidiaries was qualifying income without regard to whether it is paid to the parent mutual fund in the form of a cash dividend. In 2011, the Internal Revenue Service suspended the issuance of such rulings while it considers the release of published guidance on the issue, but it is unclear when or if such guidance will be forthcoming. In the absence of a private letter ruling or published guidance, the Fund will seek other means of ensuring that the requirements applicable to regulated investment companies are satisfied, including but not limited to collecting a distribution from the Subsidiary out of the Subsidiary’s earnings and profits at least once during every taxable year. It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiary and distributed to the Fund and their shareholders will be considered a distribution of net investment income generally taxable to shareholders as ordinary income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest in MLPs only if such MLPs are taxed as partnerships for United States federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

In addition, for purposes of alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such tax preference items will be allocated to Common Shareholders in proportion to the amount of the Fund’s taxable income (other than capital gain dividends) distributed to Common Shareholders as dividends. Common Shareholders should consult their tax advisors concerning the application of the alternative minimum tax to them.

The Fund may be subject to foreign taxes, which could reduce the amount of its distributions. If more than 50% of the Fund’s assets were invested in foreign securities at the end of a year, the Fund would be eligible to make an election permitting Common Shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund. If it made this election, the Fund might report more taxable income to Common Shareholders than it actually distributes. It is unlikely that the Fund will be eligible to pass through foreign tax credits in any given year.

The Fund may be required to “backup” withhold U.S. federal income tax (currently, at a rate of 28%) from all taxable distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this Prospectus, the Underwriters named below, for whom [            ] and [            ] are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Underwriters	Number of Common Shares
Nuveen Securities, LLC

Total

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $             per Common Share under the initial offering price. The underwriting discounts and commissions (sales load) of $             per Common Share are equal to            % of the initial offering price. Investors must pay for any Common Shares purchased on or before , 2012.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of             Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total public offering price would be $            , the total sales load would be $            , the estimated offering expenses would be $            and the total proceeds, after expenses, to the Fund would be $            .

The following table summarizes the estimated expenses (assuming the Fund issues approximately Common Shares) and compensation that the Fund will pay:

	Per Common Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Estimated offering expenses	$	$	$	$
Proceeds, after expenses, to the Fund	$	$	$	$

The fees described below under “Additional Compensation to be Paid by Nuveen Fund Advisors” are not reimbursable to Nuveen Fund Advisors by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $[0.04] per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, Nuveen Fund Advisors will pay the excess. The aggregate offering expenses (excluding the sales load) are estimated to be $             in total, $             of which will be borne by the Fund (or $             if the Underwriters exercise their over-allotment option in full). See “Summary of Fund Expenses.”

The Underwriters have informed the Fund that they do not intend for sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements of the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners. The minimum investment requirement is 100 Common Shares ($             ).

It is anticipated that the Common Shares will be approved for listing on the NYSE, under the ticker symbol “NRR,” subject to notice of issuance.

The Fund has agreed that, without the prior written consent of the representatives (excluding Nuveen Securities, LLC) on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Fund issues an earnings release or material news or a material event relating to the Fund occurs or (y) prior to the expiration of such 180-day period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. This lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriter under the over-allotment option (exercisable for 45 days from the date of this Prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Any of these activities may raise or maintain the market price of the

Common Shares above independent market levels or prevent, limit or slow a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, Nuveen Fund Advisors and the representatives of the Underwriters. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that certain of the Underwriters may, from time to time, act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, Nuveen Fund Advisors, Nuveen Asset Management and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and Nuveen Fund Advisors, Nuveen Asset Management and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Prior to the public offering of Common Shares, Nuveen Fund Advisors or an affiliate will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. [As of the date of this Prospectus, Nuveen Fund Advisors owned 100% of the outstanding Common Shares.] Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of [            ] is [            ]. The principal business address of [            ] is [            ]. The principal business address of Nuveen Securities, LLC is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Compensation to be Paid by Nuveen Fund Advisors

Nuveen Fund Advisors (and not the Fund) has agreed to pay             from its own assets, upfront structuring and syndication fees in the amount of $             for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor, market, distribution and syndication perspective on

(i) marketing issues with respect to the Fund’s investment polices and proposed investments, (ii) the overall marketing and positioning thesis for the offering of the Fund’s Common Shares, (iii) securing participants in the Fund’s initial public offering, (iv) preparation of the marketing and diligence materials for the Underwriters, (v) conveying information and market updates to the Underwriters, and (vi) coordinating syndicate orders in this offering. The upfront structuring and syndication fees paid to             will not exceed             % of the total public offering price of the Common Shares. These services provided by             are unrelated to the Investment Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

Nuveen Fund Advisors (and not the Fund) also may pay certain qualifying Underwriters a structuring fee, additional compensation or a sales incentive fee in connection with this offering. The total amounts of these payments paid to any qualifying Underwriter, excluding the Underwriters named above but including those named below, will not exceed             % of the total price of the Common Shares sold by that Underwriter in this offering.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $             per share is equal to             % of gross proceeds. The Fund has agreed to reimburse the Underwriters the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, in an amount not to exceed $             in the aggregate, which amount will not exceed             % of the total public offering price of the Fund’s Common Shares. Nuveen Fund Advisors (and not the Fund) will pay a structuring and/or syndication fee to             , which in the aggregate will not exceed $            . Total compensation to the Underwriters will not exceed             % of gross proceeds.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholders services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Chicago, Illinois, and for the Underwriters by             . Each of K&L Gates LLP and              may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.             , an independent registered public accounting firm, provides auditing services to the Fund.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Shares

Nuveen Active Allocation Real Return Fund

Common Stock

$20.00 per Share

PROSPECTUS

            , 2012

Nuveen Securities

Until         , 2012 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION, DATED            , 2012

NUVEEN ACTIVE ALLOCATION REAL RETURN FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Active Allocation Real Return Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Upon its formation, the Fund was named “Nuveen Real Return Active Allocation Fund”; however, the Fund’s name was changed on July 5, 2012, to “Nuveen Active Allocation Real Return Fund” pursuant to the Amended and Restated Declaration of Trust, filed as an exhibit hereto.

This Statement of Additional Information (the “SAI”) relating to common shares of the Fund (“Common Shares”) does not constitute a Prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated         , 2012 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 257-8787. You also may obtain a copy of the Fund’s Prospectus on the U.S. Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated [            ], 2012.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to provide high current income. As a secondary investment objective, the Fund will seek to maximize real return over the market cycle. Real return is defined as total return less the rate of inflation for a given period of time. The Fund cannot assure you that it will achieve its investment objectives.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Investment Adviser”) will be responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. Five subadvisers will be responsible for investing the Fund’s assets in its six component investment categories. Gresham Investment Management LLC (“Gresham”) will manage the Fund’s investments in commodity futures and options contracts. Nuveen Asset Management’s Real Assets Team will manage the Fund’s investments in equity and debt securities of real estate and infrastructure companies. Symphony Asset Management, LLC (“Symphony”) will manage the Fund’s investments in adjustable rate loans. FAMCO MLP, a division of Advisory Research, Inc. (“FAMCO MLP”), and NWQ Investment Management Company, LLC (“NWQ”) will manage the Fund’s investments in equity and debt securities of energy companies. Nuveen Asset Management’s Taxable Fixed Income Team will manage the Fund’s investments in currencies and inflation protected debt securities. Each subadviser except FAMCO MLP is an affiliate of Nuveen Investments.

FUND STRATEGY

The Fund seeks to achieve its investment objectives by investing in a range of investment categories that could be expected to positively correlate with the rate of inflation. The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodity futures and options contracts, (ii) equity and debt securities of real estate companies, which will consist primarily of real estate investment trusts (“REITs”), (iii) equity and debt securities of infrastructure companies, (iv) adjustable rate loans, (v) equity and debt securities of energy companies and (vi) currencies and inflation protected debt securities. The Fund will make strategic allocations to these investment categories initially and actively manage these allocations over time to optimize the differences in correlations between asset classes, recognizing that no single investment performs in all inflationary environments. The Fund’s active asset allocation program seeks to capture additional total return and manage volatility consistent with the Fund’s real return objective. The Fund’s active asset allocation program combines quantitative and qualitative methods used to project future returns, risks and other factors across investment categories. The Fund employs proprietary portfolio construction methods to determine the optimal allocation to each of the Fund’s principal investment categories .

INVESTMENT POLICIES

Under normal circumstances:

•

The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodity futures and options contracts (ii) equity and debt securities of real estate companies, which will consist primarily of REITs, (iii) equity and debt securities of infrastructure companies, (iv) adjustable rate loans, (v) equity and debt securities of energy companies and (vi) currencies and inflation protected debt securities. The Fund’s investments in each of these investment categories are described in more detail below.

•

The Fund may invest up to 100% of its Managed Assets in equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities (which have characteristics of both equity and debt securities), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities) issued by companies of any market capitalization. The Fund’s equity investments also may include exchange-traded notes (“ETNs”), other investment companies (including ETFs), publicly traded commodity pools and equity interests in

1

REITs and master limited partnerships (“MLPs”). Debt securities in which the Fund may invest include adjustable rate loans, corporate debt instruments, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and debt securities issued by REITs and MLPs.

•

The Fund may invest without limit in debt securities that are, at the time of investment, rated below investment grade quality or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or high yield debt. No more than 10% of the Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower.

•

The Fund may invest without limit in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or over-the-counter in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries. The Fund may invest up to 25% of its Managed Assets in securities of issuers located in emerging markets. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

•

The Fund may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its Managed Assets in equity or debt securities of MLPs and publicly traded commodity pools that are treated as publicly traded partnerships for federal income tax purposes.

•

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly; provided that this limit does not apply to investments in ETFs in which the Fund may invest in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission.

•

In implementing its global real return strategy, the Fund may invest in companies located anywhere in the world. The Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Fund will not hedge such non-U.S. currency exposures, unless Nuveen Advisory Solutions determines that it is in the best interest of shareholders to hedge.

•

The Fund may use derivatives to gain investment exposure, to manage risks and/or to hedge the Fund’s portfolio. The Fund may utilize derivatives, including options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts.

The preceding investment policies describe the Fund’s investments under normal market conditions. For purposes of investment rating limitations in this SAI, a security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. For purposes of the investment policies provided above: (i) such policies only apply at the time of investment; (ii) the Fund is under no obligation to sell securities as a result of changes in market values; (iii) the Board of Trustees of the Fund may change a policy without a shareholder vote.

2

LEVERAGE

The Fund anticipates using leverage, including both structural and effective leverage, to seek to enhance its potential for a high level of current income. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. See “Special Risk Considerations—Leverage Risk” in the Prospectus.

This section provides additional information regarding leverage, specifically, restrictions on leverage, and should be read in conjunction with the section titled “Leverage” in the Fund’s Prospectus.

The Fund may be subject to certain restrictions imposed by lenders, with respect to Borrowings, or by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, or any Preferred Shares. These restrictions or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the lenders or rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the desired rating on debt securities or Preferred Shares, the Fund will not issue debt securities or Preferred Shares. In addition, if the Fund enters into a credit facility or otherwise incurs Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility or other Borrowings would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Any senior securities issued by the Fund, including Preferred Shares, commercial paper or notes, will have seniority over the Common Shares. The use of senior securities will leverage the Common Shares.

The use of structural and effective leverage creates special risks for Common Shareholders. See “Risks—Leverage Risk” in the Prospectus. There is no assurance that the Fund will use leverage. The Fund’s leverage strategy may not work as planned or achieve its goals.

OTHER POLICIES

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. In addition, upon a subadviser’s recommendation that a change would be in the best interests of the Fund and upon concurrence by Nuveen Advisory Solutions, each subadviser may deviate from its investment guidelines. There can be no assurance that such measures will be successful.

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI. All of the Fund’s other investment policies, including as noted below, are not considered to be fundamental by the Fund and can be changed by the Board without a vote of the Common Shareholders.

The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

3

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as permitted by the 1940 Act1;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act1,2;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

(5) Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act3; and

(8) with respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

The Fund will generally use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry.

[1]

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

[3]

Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

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For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. However, the Fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will also remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders. The Fund may not:

(1) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(2) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines will impede the Fund’s Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

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PORTFOLIO COMPOSITION

The following provides additional information about certain portfolio investments of the Fund, and should be read in conjunction with “Fund Portfolio Composition and Other Information” in the Fund’s Prospectus.

Equity Securities

Preferred Stock. Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Nuveen Asset Management would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Preferred stocks that have predominantly fixed-income characteristics are typically issued by corporations or by an affiliated business trust of a corporation. The market for these preferred stocks consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. These preferred stocks are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, these types of preferred stocks typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

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Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Investment Trust Securities. REITs are typically publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in the common stock and preferred stock of Equity REITs.

Because the Fund invests in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Because the Fund invests its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act.

Master Limited Partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”).

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These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxides. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors. For a further discussion of the U.S. federal income tax consequences relating to the MLPs, see [“Tax Matters.”]

MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the minimum quarterly distributions (“MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units as described more fully below.

MLP Common Units. MLP common units are typically listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ Stock Market (the “NASDAQ”). The Fund will purchase MLP common units through open market transactions and underwritten offerings. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

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MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP Industries. MLPs in the energy sector can generally be classified into the following categories:

Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its contract structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Gathering and Processing MLPs. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream MLPs. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production MLPs (“E&P MLPs”). E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

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Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the Clean Air Act or other laws, regulations or trends have on coal end-users.

Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions. MLPs also may achieve external growth due to higher commodity prices.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

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MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Exchange-Traded Funds (ETFs). The Fund may invest in ETFs, which are typically investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. See also “—Other Investment Companies.”

Debt Securities

Corporate Debt Securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities. Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore

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tend to be more volatile than securities which pay interest currently and in cash. The Fund’s subadvisers seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Fund’s subadvisers’ research and analysis when investing in below investment grade securities. The Fund’s subadvisers seek to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

The Fund’s subadvisers do not rely solely on credit ratings when selecting securities for the Fund, and develops their own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or the Fund’s subadvisers downgrade their assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Fund’s subadvisers may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt instruments.

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from

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their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Variable Rate Obligations. The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Fund’s subadvisers will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Exchange-Traded Notes (ETNs). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable

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market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Derivatives

The Fund may use derivative instruments as described below.

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Fund may use include options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts, all of which are described in more detail below.

The Fund may use derivatives for a variety of reasons, including to manage market or business risk, to enhance the Fund’s return or to hedge against adverse movements in currency exchange rates, or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. As discussed below under “Segregation of Assets,” the Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives.

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The particular derivative instruments the Fund can use are described below. The Fund’s subadvisers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objectives and are permissible under applicable regulations governing the Fund.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See [“—Segregation of Assets”] below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Commodity Futures. The Fund, through the Subsidiary, may invest in commodity futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock.

If commodity futures contracts and options on commodity futures contracts are exchange listed, the Fund will, under normal circumstances, consider investment in contracts with sufficient liquidity as measured by dollar volume traded in those contracts.

Gresham may also invest in other commodity-related instruments. These instruments may include, but are not limited to, derivatives including commodity forward contracts, notes, swap agreements and other derivative instruments that are presently, or may hereafter become, the subject of commodity investing.

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Other Futures and Options on Futures. The Fund may also buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5) stock indices and (6) individual stocks. The Fund also may buy and write options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Fund will only write futures options and straddles which are “covered.” This means that, when writing a call option, the Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

Limitations on the Use of Futures and Futures Options. Nuveen Fund Advisors has claimed, with respect to the Fund, an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act (“CEA”) and therefore, neither Nuveen Fund Advisors nor its officers and directors currently are subject to registration or regulation under the CEA. However, the Commodities Futures Trading Commission (“CFTC”) has adopted rule amendments which would require operators of registered investment companies (such as Nuveen Fund Advisors) to either limit such investment companies’ use of futures, options on futures and swaps or submit to dual regulation by the CFTC and the SEC in accordance with certain proposed rules intended to “harmonize” compliance obligations of the two different regulatory regimes. Upon the effective compliance date of the amended rules, Nuveen Fund Advisors intends to either claim an exclusion from the definition of a “commodity pool operator” with respect to the Fund under the amended rules or, if required, register as a commodity pool operator with the CFTC. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company (“RIC”) may limit the extent to which the Fund may enter into futures transactions or engage in options transactions.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Fund also is subject to the ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position

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is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked derivative instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.

Commodity Options. Pursuant to the options program, the Fund, through the Subsidiary, writes out-of-the-money call options on individual futures contracts held by it, and may write out-of-the-money call options on baskets of commodities or on broad-based commodity indices, such as the DJ-UBSCI or the S&P GSCI® (“GSCI”), whose prices are expected to closely correspond to at least a substantial portion of the commodity futures contracts held by the Fund. A call option gives its owner (buyer) the right but not the obligation to buy the underlying futures contract at a particular price, known as the strike price, at any time between the purchase date and the expiration date of the option. The person who writes (sells) the option to the buyer is thus required to fulfill the contractual obligation (by selling the underlying futures contract to the buyer at the strike price) should the option be exercised. If the option is covered, the writer (seller) has an offsetting futures position. The Fund writes commodity call options that are U.S. exchange-traded and that are typically “American-style” (exercisable at any time prior to expiration). The Fund also writes commodity call options that are non-U.S. exchange traded and that are typically “European-style” (exercisable only at the time of expiration). The Fund may write commodity call options on a continual basis on up to approximately 50% of the notional

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value of each of its commodity futures contract positions that, in Gresham’s determination, have sufficient option trading volume and liquidity. The Fund may write commodity call options with terms up to one year and with strike prices that may be up to 20% out-of-the-money. Generally, the Fund expects to write commodity call options with terms of one to three months. Subject to the foregoing limitations, the implementation of the options program is within Gresham’s discretion. Over extended periods of time, the term and out-of-the-moneyness of the commodity options may vary significantly. While generating option premiums for the Fund, the call options will cause the Fund to forego the right to any appreciation above the exercise price of the call options on the percentage of the notional value of the Fund’s long commodity positions covered by the call options. The Fund’s risk-adjusted return over any particular period may be positive or negative.

Risks Associated with Commodities Options. The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its options strategy. There can be no assurance that the options strategy will be successful. Risks that may adversely affect the ability of the Fund to successfully implement the options strategy include the following:

The Fund uses options on commodity futures contracts to seek to enhance the Fund’s risk-adjusted total returns. The Fund may seek to protect its commodity futures contracts positions in the event of a market decline in those positions by purchasing commodity put options that are “out-of-the money.” The Fund’s use of options, however, may not provide any, or only partial, protection from adverse commodity price changes. Specific price movements of the commodities or futures contracts underlying an option cannot be accurately predicted. There may be imperfect correlation between the changes in the market value of the futures contracts and the corresponding options contracts held by the Fund. Accordingly, the return performance of the Fund’s commodity futures contracts may not parallel the performance of the commodities or indices that serve as the basis for the options bought or sold by the Fund; this basis risk may reduce the Fund’s overall returns. Investing in options is volatile and requires an accurate assessment of the market and the underlying instrument. Factors such as increased or reduced volatility, limited dollar value traded and timing of placing and executing orders may preclude the Fund from achieving the desired results of the options strategy and could affect the Fund’s ability to generate income and gains and limit losses. Because of the volatile nature of the commodities markets, the writing (selling) of commodity options involves a high degree of risk.

The Fund may forego gains (i.e. capital appreciation) above the option exercise price on up to approximately 50% of its commodity futures contracts as a result of selling “out-of-the-money” commodity call options. The Fund will write commodity call options with terms up to one year that may be up to 20% “out-ofthe- money” on a continual basis on up to approximately 50% of the notional value of each of its commodity futures contract positions that, in Gresham’s determination, have sufficient option trading volume and liquidity. As the writer of a call option, the Fund sells, in exchange for receipt of a premium, the right to any appreciation in the value of the futures or forward contract over a fixed price on or before a certain date in the future. Accordingly, the Fund is effectively limiting its potential for appreciation to the amount the option is “out-of-the-money” during the option term on up to approximately 50% of the notional value of its portfolio invested in commodity futures contract positions. As commodity prices change, an option that was “out-of-the money” when written may subsequently become “in-the-money.”

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

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The following summarizes the principal currency management strategies involving forward contracts that may be used by the Fund. The Fund also may use currency futures contracts and options thereon (see “—Other Futures and Options on Futures” above) for the same purposes.

Transaction Hedges. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the subadviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions. Nuveen Asset Management’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the subadviser’s view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Swap Transactions. The Fund may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

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Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the subadviser. See [“—Segregation of Assets”] below.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event

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occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the subadviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Other Portfolio Components

The Fund may invest in other securities as described below:

Non-U.S. Securities. The Fund may invest without limit in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or over-the-counter in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

The Fund’s investments in foreign securities may include investments in securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers,

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preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange-traded funds and other investment companies that provide exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets Investments. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders. Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasigovernmental authority act as custodian of the Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

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Depositary Receipts. The Fund’s investments in non-U.S. issuers may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

Mortgage-Backed Securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property. Mortgage-backed securities and CMBS in which the Fund may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the fund’s portfolio managers.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/

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servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

[Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments the Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.]

[In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.]

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The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

[Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.]

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities

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are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Royalty Trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Structured Notes and Other Structured Products. The Fund may invest in structured notes issued by a financial institution. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or

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interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Symphony may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt instruments, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, Nuveen Fund Advisors believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by Symphony, principal and/or interest payments received on the structured notes may be substantially less than expected.

The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to the structured product trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. For structured products that are registered under the 1940 Act, please also see “Portfolio Composition—Other Investment Companies.”

Debtor-In-Possession Loans (DIPs). The Fund may invest in debtor-in-possession loans (“DIPs”), which are newly issued loans in connection with “special situation” restructuring and refinancing transactions. DIPs are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIPs are typically adjustable rate and fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIPs are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of [commodity futures contracts] that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to [commodity futures contracts] that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

For purposes of the Fund’s [commodity call options program], when Gresham writes a custom basket call option, such an option is considered “covered” if the Fund maintains with its custodian assets determined to be

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liquid by [Nuveen Fund Advisors] (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. Additionally, a call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration or, if additional cash consideration is required, cash or other assets determined to be liquid by [Nuveen Fund Advisors] (in accordance with procedures established by the Board) in such amount are segregated or earmarked by the Fund’s custodian.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. [Nuveen Fund Advisors] will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

ILLIQUID SECURITIES

The Fund may invest in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to Nuveen Fund Advisors the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Nuveen Fund Advisors, when making liquidity determinations, to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Fund Advisors, if any, to protect liquidity.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or

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instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt instruments. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.

If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Fund Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

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(5) Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6) Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7) Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

The Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly; provided that this limit does not apply to investments in ETFs in which the Fund may invest in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission.

The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities available in the market. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would also remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. [Nuveen Advisory Solutions] will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to risks related to leverage. Market value of leveraged shares will tend to fluctuate more than the market value of unleveraged shares.

DEFENSIVE POSITION; INITIAL INVESTMENT

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-

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term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. In addition, upon a subadviser’s recommendation that a change would be in the best interests of the Fund and upon concurrence by Nuveen Advisory Solutions, each subadviser may deviate from its investment guidelines. There can be no assurance that such measures will be successful.

[LENDING OF PORTFOLIO SECURITIES]

The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral.

The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans.

The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in [Nuveen Asset Management’s] judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what [the responsible subadviser] believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

A security also may be sold when [the responsible subadviser] anticipates a change in the price of such security, [the subadviser] believes the price of a security has reached or is near a realistic maximum, or there are other securities that the subadviser believes are more attractive given the Fund’s investment objectives. The Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed [            ]%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed [            ]% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (the “management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, Nuveen Fund Advisors, Nuveen Asset Management, or their respective affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2013 annual meeting, the Class II trustees serving until the 2014 annual meeting and the Class III trustees serving until the 2015 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner, Jack B. Evans and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 102 Nuveen Investments-sponsored open-end funds (the “Nuveen Mutual Funds”) and 123 Nuveen Investments-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board member, Independent Directors Council affiliated with the Investment Company Institute.	225	None

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	225	Director and Chairman, United Fire Group, a Publicly held Company

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Class I Length of service— Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005); Beta Gamma Sigma International Honor Society; Director (since 2009) of Wellmark, Inc.; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	225	Director (since 2004) of Xerox Corporation

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Class II Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member of the Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	225	None

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Class III Length of service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health Systems Board; Member, University of Dayton Business School Advisory Council; formerly member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	225	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Class I Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	225	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Class I Length of service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	225	Director, Chicago Board Options Exchange (since 2006)

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Trustee	Term—Class I Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	225	Previously, Independent Director, (1987-2010), Chair (1997-2010), First American Fund Complex

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Class II Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	225	None

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee :
John P. Amboian* 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Class II Length of service— Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007), Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	225	None

*	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until August 2012— Length of Service— Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	225

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term—Until August 2012— Length of Service—Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President, (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	225

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term—Until August 2012— Length of Service—Since 2007	Managing Director of Nuveen Securities, LLC.	225

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2012— Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	225

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2012— Length of Service— Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	225

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2012— Length of Service— Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	225

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2012— Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	225

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until August 2012— Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors, Inc.	225

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2012— Length of Service— Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	225

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2012— Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	225

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2012— Length of Service— Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	225

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board”) oversees the operations and management of the Nuveen Funds (the “Funds”), including the duties performed for the Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees.

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The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board also may from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance

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and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee also may consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Funds.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen Investments regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of

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Trustees. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Virginia L. Stringer and Judith M. Stockdale, Chair.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including suggestions from Fund security holders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from Nuveen Fund Advisors, subadvisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

Board Diversification and Trustee Qualifications

Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current trustee should serve as a trustee of the Funds.

John P. Amboian. Mr. Amboian, an interested trustee of the Fund, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative

46

activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a M.B.A. from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner. Mr. Bremner, the Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a B.S. from Yale University and received his M.B.A. from Harvard University.

Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System and a Life Trustee of Coe College. He has a B.A. from Coe College and an M.B.A. from the University of Iowa.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa in July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently,

47

Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his B.A. from Luther College, and his J.D. from Valparaiso University.

William J. Schneider. Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a B.S. in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale. Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a B.S. in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and was formerly a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a B.A. from Skidmore College in Business Administration.

Virginia L. Stringer. Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined the Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth. Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative

48

Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre and Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a B.S. from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

INDEPENDENT CHAIRMAN

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in 2013; Class II trustees will serve until the annual meeting of shareholders in 2014; and Class III trustees will serve until the annual meeting of shareholders in 2015. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus.

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Amboian	None	Over $	100,000
Robert P. Bremner	None	Over $	100,000
Jack B. Evans	None	Over $	100,000
William C. Hunter	None	Over $	100,000
David J. Kundert	None	Over $	100,000
William S. Schneider	None	Over $	100,000
Judith M. Stockdale	None	Over $	100,000
Carole E. Stone	None	Over $	100,000
Virginia L. Stringer	None	Over $	100,000
Terence J. Toth	None	Over $	100,000

No trustee who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by Nuveen Fund Advisors, Nuveen Investments, Nuveen Asset Management, Gresham, Symphony, FAMCO MLP, NWQ or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Investments, Nuveen Asset Management, Gresham, Symphony, FAMCO MLP or NWQ.

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COMPENSATION

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Fund(1)			Amount of Total Compensation That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	[$	923		—	[$	329,731
Jack B. Evans		706		—		260,124
William C. Hunter		665		—		218,576
David J. Kundert		718		—		244,966
William J. Schneider		735		—		259,415
Judith M. Stockdale		706		—		248,033
Carole E. Stone		688		—		245,650
Virginia L. Stringer		665		—		175,000
Terence J. Toth		700	]	—		263,891	]

(1)	Based on the estimated compensation to be earned by the independent trustees for the period ending [ , 2012], representing the Fund’s first full fiscal year, for services to the Fund.
(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2011 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Independent trustees receive a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $3,000 per meeting for attendance in person where such in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,500 per meeting for attendance at an Audit Committee meeting where in-person attendance is required and $2,000 per meeting by telephone where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $2,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case,

50

expenses incurred in attending such meetings, provided that no fees are received for meetings held on days in which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER AND SUBADVISERS

NUVEEN FUND ADVISORS—INVESTMENT ADVISER

Nuveen Fund Advisors will be responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. Nuveen Fund Advisors also is responsible for [managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund]. For additional information regarding the management services performed by Nuveen Fund Advisors, see “Management of the Fund—Investment Adviser and Subadvisers” in the Fund’s Prospectus. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $227 billion of assets under management as of Mach 31, 2012.

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all Nuveen Fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, the Fund’s management agreement with Nuveen Fund Advisors will remain in effect until [        ]. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such

51

approval. The management agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Nuveen Advisory Solutions—Asset Allocation

Nuveen Fund Advisors has selected Nuveen Advisory Solutions, a division of Nuveen Asset Management, to implement the Fund’s active asset allocation program. Keith Hembre and James A. Colon are responsible for the day-to-day management of the Fund’s active asset allocation program.

•	Keith Hembre, CFA

Keith Hembre is the chief economist, chief investment strategist and chief of quantitative strategies for Nuveen Advisory Solutions. He joined FAF Advisors, INC. (“FAF”) in 1997, which was acquired by Nuveen Investments on January 1, 2011. Mr. Hembre earned a B.S. from Baylor University with a master’s degree in economics, completed the program on investment decisions and behavioral finance at Harvard University, and is a Chartered Financial Analyst (CFA) charterholder.

•	James A. Colon, CFA

James A. Colon is a Vice President and Portfolio Manager of Nuveen Advisory Solutions. He joined Nuveen in 2006. Mr. Colon earned a B.A. in both economics and international relations from Michigan State University, an M.S. in financial mathematics from the University of Chicago, and is a CFA charterholder.

NUVEEN ASSET MANAGEMENT—SUBADVISER, REAL ESTATE, INFRASTRUCTURE, CURRENCIES AND INFLATION PROTECTED DEBT SECURITIES

Nuveen Asset Management, a registered investment adviser, is a subsidiary of Nuveen Fund Advisors.

Real Estate and Infrastructure Program. The Nuveen Asset Management Real Assets Team is responsible for the Fund’s real estate and infrastructure program. Jay L. Rosenberg and John G. Wenker are the portfolio managers responsible for the day-to-day management of the Fund’s real estate and infrastructure investments.

•

Jay L. Rosenberg is a Managing Director and Portfolio Manager of Nuveen Asset Management. He joined FAF Advisors, Inc. (“FAF”) in 2005, which was acquired by Nuveen Investments on January 1, 2011. Mr. Rosenberg earned a B.S. from the University of Wisconsin—Madison, and a master’s degree in urban planning and public policy from the University of Illinois—Chicago.

•

John G. Wenker is a Managing Director and Head of Real Assets of Nuveen Asset Management. He joined FAF Advisors, Inc. in 1992. Mr. Wenker earned a B.A. in public administration from Metropolitan State University, and an MBA in finance from the University of St. Thomas.

Currencies and Inflation Protected Debt Securities Program. The Taxable Fixed Income Team is responsible for the Fund’s currencies and inflation protected debt securities program. Timothy A. Palmer and Steve Lee are the portfolio managers responsible for the day-to-day management of the Fund’s currencies and inflation protected debt securities investments.

•

Timothy A. Palmer is a Managing Director of Nuveen Asset Management. He joined FAF Advisors, Inc. in 2003. Mr. Palmer earned a B.A. in economics from the University of St. Thomas, an MBA in finance from Columbia University’s Graduate School of Business and is a CFA charterholder.

•

Steve Lee is a Senior Vice President and Portfolio Manager responsible for leading Nuveen Asset Management’s foreign currency sector team. He joined Nuveen in 2007. Mr. Lee earned a B.A. in Economics and Mathematics from Yale University, an MBA in Finance from New York University, Stern School of Business and is a CFA charterholder.

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GRESHAM—SUBADVISER, COMMODITIES

Gresham, a registered investment adviser, is a subsidiary of Nuveen Investments. Gresham is registered with the Commodity Futures Trading Commission as a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the National Futures Association. Jonathan S. Spencer is the portfolio manager responsible for the day-to-day management of Gresham’s commodities investments.

•

Jonathan Spencer is the President and Portfolio Manager for Gresham. He joined Gresham in 1987. Mr. Spencer received a B.S. Degree in Management Information Systems from the State University of New York at Buffalo in 1986.

SYMPHONY—SUBADVISER, ADJUSTABLE RATE LOANS

Symphony, a registered investment adviser, is a subsidiary of Nuveen Investments. Gunther Stein and Scott Caraher are the portfolio managers responsible for the day-to-day management of the Fund’s adjustable rate loan investments.

•

Gunther Stein is the Chief Investment Officer and Chief Executive Officer of Symphony. He joined Symphony in 1999. Mr. Stein earned a B.A. in economics from the University of California, Berkeley and an MBA from the University of Texas at Austin.

•	Scott Caraher is a Co-Portfolio Manager of Symphony. He joined Symphony in 2002. Mr. Caraher received a B.S. in finance from Georgetown University.

NWQ—SUBADVISER, EQUITY AND DEBT SECURITIES OF ENERGY COMPANIES

NWQ, a registered investment adviser, is a subsidiary of Nuveen Investments. Daniel T. Peers is the portfolio manager responsible for the day-to-day management of a portion of the Fund’s energy equity investments.

•

Darren T. Peers is a Managing Director, Portfolio Manager and Equity Analyst of NWQ. He joined NWQ in 2003. Mr. Peers earned a B.A. in Economics from Dartmouth College and an MBA from the Tuck School of Business at Dartmouth.

FAMCO MLP—SUBADVISER, ENERGY MLPs

FAMCO MLP, a registered investment adviser, is a division of Advisory Research, Inc. FAMCO MLP is a Delaware corporation and has is a wholly owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr. and Quinn T. Kiley are the portfolio managers responsible for the day-to-day management of the Fund’s energy MLP investments.

•	James J. Cunnane is a Managing Director and Chief Investment Officer of FAMCO MLP. He joined FAMCO MLP in 1996. Mr. Cunnane earned a B.S. in finance from Indiana University and is a CFA charterholder.

•

Quinn T. Kiley is a Managing Director and Senior Portfolio Manager of FAMCO MLP. He joined FAMCO MLP in 2005. Mr. Kiley earned a B.S. with Honors in Geology from Washington & Lee University, an M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and an MBA from the Kelley School of Business at Indiana University.

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At [June 30, 2012], the portfolio managers each beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Keith Hembre	None
James A. Colon	None
Jay L. Rosenberg	None
John G. Wenker	None
Timothy A. Palmer	None
Steve Lee	None
Jonathan Spencer	None
Darren T. Peers	None
Gunther Stein	None
Scott Caraher	None
James J. Cunnane, Jr.	None
Quinn T. Kiley	None

NUVEEN INVESTMENTS

Certain Underwriters, their affiliates or employees, including [                    ], have, [and other underwriters participating in this offering or their affiliates may have,] a minority ownership interest in Nuveen Investments.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its specialized investment solutions under the high quality brands of Hyde Park, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. The Fund’s portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

NUVEEN ADVISORY SOLUTIONS

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF [June 30, 2012]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ Billions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ Millions)
Keith Hembre
James A. Colon

NUVEEN ASSET MANAGEMENT

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF [June 30, 2012]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ Billions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ Millions)
Jay L. Rosenberg
John G. Wenker
Timothy A. Palmer
Steve Lee

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GRESHAM

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF [June 30, 2012]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ Billions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ Millions)
Jonathan S. Spencer

SYMPHONY

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF [June 30, 2012]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ Billions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ Millions)
Gunther Stein
Scott Caraher

NWQ

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF [June 30, 2012]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ Billions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ Millions)
Darren T. Peers

FAMCO MLP

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF [June 30, 2012]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ Billions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ Millions)
James J. Cunnane, Jr.
Quinn T. Kiley

[None of the Fund’s portfolio managers manage accounts that are subject to an advisory fee based on performance.]

The Fund’s portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

As shown in the above tables, the Fund’s portfolio managers may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

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PORTFOLIO MANAGER COMPENSATION

Nuveen Asset Management. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Fund’s portfolio managers are eligible for an annual cash bonus determined based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Gresham. As compensation for his responsibilities at Gresham, including responsibilities in connection with his role as portfolio manager of the Fund, Mr. Spencer receives a base salary and an annual discretionary bonus. The amount of the portfolio manager’s bonus is determined based on numerous quantitative and qualitative factors, including but not limited to: (i) the amount of Gresham’s total assets under management; (ii) the performance of the subadviser relative to the performance of the Dow Jones UBS Commodity Index; (iii) the portfolio manager’s individual contribution to Gresham’s investment activities, as well as to Gresham’s business development and marketing efforts and (iv) the overall profitability of Gresham and its affiliates. Mr. Spencer also receives certain retirement, insurance and other benefits that are broadly available to all employees of Gresham.

Symphony. Symphony investment professionals receive compensation based on three elements: fixed base salary, participation in a bonus pool and certain long-term incentives.

The fixed base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio managers are also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies. The portfolio managers also receive long-term incentives tied to the performance and growth of Symphony and Nuveen.

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The Fund’s portfolio managers are paid a base salary that is set at a level determined by Symphony in accordance with its overall compensation strategy discussed above. Symphony is not under any current contractual obligation to increase a portfolio manager’s base salary.

The Fund’s portfolio managers are also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to Symphony’s investment team, the performance of the accounts for which he or she serves as portfolio manager relative to any benchmarks established for those accounts, his or her effectiveness in communicating investment performance to stockholders and their representatives, and his or her contribution to Symphony’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

NWQ. NWQ’s portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Each portfolio manager’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

Additionally, certain portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. Finally, certain key employees of NWQ, including the portfolio managers, have received profits interests in NWQ which entitle their holders to participate in the firm’s growth over time.

FAMCO MLP. As of [            ], the portfolio managers’ compensation consisted of the following elements:

The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

The portfolio managers’ annual bonus is determined by the CEO of the Subadviser pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts.

The monies paid are directly derived from a “pool” created from the Subadviser’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

CONFLICTS OF INTEREST

Nuveen Fund Advisors. Responsibility for managing Nuveen Fund Advisors clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the

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same objective, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

Nuveen Fund Advisors may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Fund’s portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

Nuveen Fund Advisors has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Nuveen Fund Advisors’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Nuveen Asset Management. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Gresham. Gresham manages both commingled investment vehicles and separate client accounts consisting of long-only investments in futures, forward and other derivative contracts. Accounts and funds that Gresham manages employing the “Near-Term Active” implementation methodology, which seek to generate additional returns through rolling futures contracts, pay only a management fee based on a percentage of net asset value. Accounts and funds that Gresham manages employing the “Term Structure Monetization” implementation methodology, involving more active, opportunistic trading to take advantage of perceived anomalies along the term structure curve, pay both a management fee and a performance-based fee calculated on the outperformance of the relevant investment strategy versus an associated benchmark. There may be a conflict of interest because of the incentive to favor those accounts and funds on which Gresham earns an incentive fee over those on which it does not. The conflict is largely mitigated by the fact that (with the exception of the “Flex” strategies discussed below), discrete, independent groups of portfolio managers are typically responsible for the day-to-day trading decisions related to accounts and funds that pay a management fee only, and those that pay a performance-based fee (in addition to a management fee). In the case of the Flex strategies, which consist of a combination of Near-Term Active implementation and Term Structure Monetization, and pay both a management and performance-based fee, the trading group associated with Near-Term Active implementation is responsible for that portion of the Flex portfolio pursuing this methodology, and the trading group associated with Term Structure Monetization is responsible for that portion of the Flex portfolio pursuing this methodology. As each portfolio management group is evaluated on the basis of the quality of their management of the accounts (or the Flex portfolio components) for which they are responsible, it is in their interest to ensure fair treatment of their portfolios (or their portfolio portions), irrespective of fee arrangements.

The transactions for client accounts managed pursuant to a particular strategy may be the same as, different than, or opposite to, trades for other strategies. Accordingly, the performance in some clients’ accounts may be materially different than the performance in other clients’ accounts that invest in different strategies. Moreover, Gresham, its affiliates, or principals may express views and/or effect transactions that are inconsistent with, or contrary to, the trading strategies that it undertakes on behalf of one or more clients.

Additionally, clients should be aware that a performance-based fee arrangement may create an incentive for Gresham to recommend a portfolio with a more active implementation methodology, which increases the possibility of tracking error vs. the benchmark and may entail increased liquidity risk, rather than implementation methodologies associated with portfolios that Gresham might recommend under a different fee arrangement. Gresham attempts to ensure that such strategies are consistent with the clients’ investment objectives and that they understand and are able to bear the potential risks.

Symphony. The portfolio managers’ simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. Symphony, however, believes that such potential conflicts are mitigated by the fact that Symphony has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Symphony has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

NWQ. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the

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time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

FAMCO MLP. Actual or apparent conflicts of interest may arise when the portfolio managers have day-to-day management responsibilities with respect to more than one fund or other account. More specifically, the portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. FAMCO MLP seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by the Fund’s portfolio managers are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, FAMCO MLP has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, FAMCO MLP determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), FAMCO MLP may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account involved.

FAMCO MLP has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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CODE OF ETHICS

The Fund, Nuveen Fund Advisors, Nuveen Investments, the Fund’s subadvisers and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personnel investment accounts, including securities that may be purchased or held by the Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors and Nuveen Asset Management can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Nuveen Fund Advisors has delegated the authority to vote proxies to the subadviser responsible for the assets to which the proxy relates, as applicable, in accordance with that subadviser’s proxy voting procedures.

Gresham. Although Gresham has discretion over client accounts, as of the date of this SAI, it does not manage client equity securities. Accordingly, Gresham does not exercise voting authority with respect to client securities. As a result, Gresham does not maintain proxy voting policies and procedures.

Nuveen Asset Management. Nuveen Fund Advisors has delegated to Nuveen Asset Management the authority to vote all proxies relating to the assets managed by Nuveen Asset Management. Nuveen Asset Management has adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Nuveen Asset Management’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS’s policies, Nuveen Asset Management maintains the fiduciary responsibility for all proxy voting decisions. Nuveen Asset Management votes proxies in the best interest of its clients regardless of real or perceived conflicts of interest. By adopting ISS’s policies, Nuveen Asset Management believes the risk related to conflicts is minimized. To further minimize this risk, Nuveen Asset Management reviews ISS’s conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face. In the event that ISS faces a material conflict of interest with respect to a specific vote, Nuveen Asset Management shall direct ISS how to vote.

Symphony. Nuveen Fund Advisors has delegated to Symphony the authority to vote all proxies relating to the assets managed by Symphony. Symphony votes proxies with the objective of maximizing shareholder value for its clients and in accordance with Symphony’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of Symphony’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.

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Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.

In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by Symphony’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.

NWQ. Nuveen Fund Advisors has delegated to NWQ the authority to vote all proxies relating to the assets managed by NWQ. A senior member of NWQ is responsible for oversight of the Fund’s proxy voting process. NWQ has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to NWQ on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. NWQ reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ’s clients hold any securities of that company, NWQ will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the client only if NWQ is not able to follow the client’s request.

NWQ has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ’s general voting policies. [NWQ votes proxies in the best interest of its clients regardless of real or perceived conflicts of interest. By adopting ISS’s policies, NWQ believes the risk related to conflicts is minimized. To further minimize this risk, NWQ reviews ISS’s conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face. In the event that ISS faces a material conflict of interest with respect to a specific vote, NWQ shall direct ISS how to vote.]

Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into the Prospectus.

FAMCO. [To come]

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees [and Nuveen Fund Advisors], each subadviser, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

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Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of any subadviser except in compliance with the 1940 Act.

It is the policy of each subadviser to seek the best execution under the circumstances of each trade. A subadviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each subadviser’s practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the subadviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to a subadviser’s own research efforts, the receipt of research information is not expected to reduce significantly a subadviser’s expenses. While the subadviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the subadvisers in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Each subadviser may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, a subadviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from each subadviser’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

In selecting a broker-dealer to execute securities transactions, the subadvisers consider the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by the subadvisers in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

With respect to commodity futures investments, Gresham executes all trades on behalf of its clients through a Futures Commission Merchant (“FCM”). An FCM clears all futures trades and holds all client funds deposited as margin in a segregated account. In the case of commingled investment vehicles managed by Gresham, including the Funds, Gresham selects the FCM. Gresham bases selection of an FCM on the following criteria:

Size (the FCM must rank among the top 10 firms in segregated funds held);

Competitiveness of commissions charged; and

Efficiency of operations.

Gresham reserves the right to direct all trades to any FCM or floor broker it chooses or to an electronic trading platform for execution with instructions to “give up” the transactions to the client’s clearing broker. The clearing broker will then pay floor brokerage and additional administrative or “give up” fees to the executing FCM, floor broker or electronic trading platform from the client’s account. Gresham’s choice of executing FCMs, floor brokers and electronic trading platforms is based on its assessments as to the quality and cost of executions.

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Gresham has no formal or informal arrangements or commitments to utilize research, research-related products or any other services obtained from FCMs, executing floor brokers, foreign exchange counterparties, or third parties, on a soft dollar commission basis. Gresham typically aggregates trades for clients pursuing a common implementation strategy whenever possible, consistent with its duty to seek best execution. In such cases, participating clients will receive an average trade price, and a pro-rata allocation of the contracts bought or sold as well as the associated transaction costs. In the event of a partial fill of a batched order, we will allocate the traded contracts pro-rata, at the average price.

With respect to interests in adjustable rate loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many adjustable rate securities. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management.

For certain transactions, a subadviser may cause the Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). The subadvisers may cause the Fund to pay up in recognition of the value of the brokerage and research products and services provided by the broker-dealer. The broker-dealer may directly provide such products or services to the Fund or purchase them from a third party for the Fund. In such cases, the subadviser is in effect paying for the brokerage and research products and services with client commissions—so-called “soft dollars.” A subadviser will only cause the Fund to pay up if the subadviser, subject to its overall duty to seek best execution, determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the subadviser with respect to the managing of its accounts.

The types of research products and services the subadvisers may receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer software and related consulting services and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons.

The brokerage and research products and services the subadvisers may receive from broker-dealers supplement the subadvisers’ own normal research activities. As a practical matter, the subadvisers could not, on their own, generate all of the research that broker-dealers provide without materially increasing expenses. The brokerage and research products and services subadvisers receive from broker-dealers may be put to a variety of uses and may be provided as part of a product that bundles research and brokerage products with other products into one package as further described below. The subadvisers reduce expenses through their use of soft dollars.

As a general matter, the brokerage and research products and services the subadvisers receive from broker-dealers may be used to service all of the subadvisers’ accounts, including the Fund. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions.

The subadvisers may receive brokerage or research products or services that they also use for business purposes unrelated to brokerage or research. For example, certain brokerage services are provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and

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recordkeeping services into one package. Market data services are a specific example of mixed use services that a subadviser might acquire because certain employees of the subadvier may use such services for marketing or administrative purposes while others use them for research purposes. The acquisition of mixed use products and services causes a conflict of interest for a subadviser, in that, clients pay up for this type of brokerage or research product or service while the product or service also directly benefits the subadviser. For this reason, and in accordance with general SEC guidance, the subadvisers make a good faith effort to determine what percentage of the product or service is used for non-brokerage or research purposes and pay cash (“hard dollars”) for such percentage of the total cost. To ensure that its practices are consistent with its fiduciary responsibilities to its clients and to address this conflict, the subadvisers make all determinations with regard to whether mixed use items may be acquired and, if so, what the appropriate allocations are between soft dollar and hard dollar payments for such products and services. These determinations themselves represent a conflict of interest as the subadvisers have a financial incentive to allocate a greater proportion of the cost of mixed use products to soft dollars.

The Fund’s portfolio transactions involve payment of a brokerage commission. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities in which the Fund may invest are generally traded in the over-the-counter markets.

[The Fund does not effect any brokerage transactions in its portfolio securities with any broker or dealer affiliated directly or indirectly with [the subadvisers] unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.]

[When two or more clients of the subadvisers are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the subadvisers to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.]

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DESCRIPTION OF SHARES AND DEBT

COMMON SHARES

For a description of Common Shares, See “Description of Shares and Debt—Common Shares” in the Prospectus.

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, and borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares have been approved for listing on the New York Stock Exchange and will trade under the ticker symbol “NRR.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.50% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional [0.20]% as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.06. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

DEBT

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements

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will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a RIC under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the debt. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary emergency purposes.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Furthermore, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a RIC under the Code, the Fund would repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund also may borrow money for repurchase of its shares as a temporary measure for extraordinary or emergency situations.

PREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund currently does not have any preferred shares outstanding. The decision to issue preferred shares is subject to market conditions and to the Board of Trustees’ belief that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half (50%) of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The Fund intends to purchase or redeem preferred shares, if necessary, to keep that percentage below 50%.

Distribution Preference. If issued in the future, preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, will be entitled to receive a

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preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, would be required, in addition to the single class vote of the holders of preferred shares and Common Shares.

Redemption, Purchase and Sale of Preferred Shares. The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund would reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

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Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a RIC under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Common Shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the preferred shares, if issued in the future, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Fund’s Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the

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Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of the Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Common Shareholder (as defined below) and that you hold your Common Shares as a capital asset (generally, for investment). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. We have not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of the Common Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

A U.S. Common Shareholder means a person (other than a partnership) that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a regulated investment company, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must, at the close of each quarter of the taxable year, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income each taxable year. If the Fund failed to meet the asset diversification test described above with respect to any quarter, the Fund would nevertheless be considered to have satisfied the requirements for such quarter if the Fund cured such failure within 6 months and either (i) such failure was de minimis or

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(ii) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the Fund reported the failure under Treasury Regulations to be adopted and paid an excise tax.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Common Shareholders. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Common Shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its Common Shareholders at least annually, substantially all of its investment company taxable income and net capital gains (except for net capital gains credited to them but retained by the Fund).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Common Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Common Shareholders) and all distributions out of earnings and profits would be taxed to Common Shareholders as ordinary dividends. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” (as defined below) in the case of individual and other noncorporate Common Shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to the Common Shareholders.

Distributions

At least monthly, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income, if any, or, alternatively, the Fund may retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, if the Fund elects to report such retained gain as undistributed capital gain,

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Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by the amount of the allocated gain in excess of the tax that is deemed to have been paid on their behalf. Distributions of the Fund’s net capital gain that are properly reported by the Fund (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s taxable ordinary income and net realized short-term capital gains will be taxable as ordinary income (subject to the discussion below of “qualified dividend income”). The long-term capital gain tax rate applicable to individuals is currently 15%, and it is scheduled to increase to 20% for tax years beginning after December 31, 2012.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing the potential gain or reducing the potential loss on the subsequent sale or other disposition of the Common Shares. A corporation that owns Common Shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund reports the eligible portion and the corporate Common Shareholder satisfies certain holding period and other requirements. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the DRD.

Distributions of “qualified dividend income” to individual taxpayers are taxed at rates applicable to long-term capital gains under current law. This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, the dividends are attributable to qualified dividend income received by the Fund itself and the Fund properly reports such distributions as qualified dividend income. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2012. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose an additional tax at a rate of 3.8% on some or all of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Shareholders are advised to consult their own tax advisors regarding the taxation of net investment income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new Common Shares that

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are trading at or above net asset value, in which case, such Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares. Common Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the net asset value of those Common Shares.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, it intends each year to allocate each type of its income between its Common Shares and Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and Preferred Shares. Since the Fund’s current and accumulated earnings and profits in the event of the issuance of Preferred Shares will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Sale or Exchange of Common Shares

Upon the sale or other disposition of Common Shares (including at termination of the Fund), which a Common Shareholder holds as a capital asset, such a Common Shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the Common Shareholder’s holding period for the Common Shares. Generally, a Common Shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent that Common Shares disposed of are replaced (including through reinvestment of dividends) with substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Common Shares. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Common Shareholder on a disposition of Common Shares held by the Common Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the Common Shareholder (including net capital gain retained by the Fund but deemed distributed to the Common Shareholders) with respect to such Common Shares.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to regulated investment companies. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investments in custom OTC options (or in options with respect to individual stocks) generally will be treated as equity options governed by Section 1234 of the Code. Under that section, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund is

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cash settled, any resulting gain or loss will be short-term. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise. Any gain or loss resulting from the sale of an option purchased by the Fund will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option.

If the Fund invests in options that qualify as “section 1256 contracts,” Section 1256 of the Code generally requires any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss (except for any foreign currency gain or loss, which may be treated as ordinary income). In addition, the Fund generally would be required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange traded index options, section 1256 contracts under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts. It cannot be predicted whether the Fund will invest to any significant extent in section 1256 contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

Investment by the Fund in “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from such a company or on the proceeds from the sale of its investment in such a company. A “passive foreign investment company” is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally measured by value on a quarterly basis, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally,

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passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active businesses and certain income received from related persons. The tax on PFIC distributions and the sale of interests in PFICs cannot be eliminated by making distributions to Common Shareholders; however, it can be avoided by making an election to mark such investments to market annually (treating gains as ordinary income) or to treat the passive foreign investment company as a “qualified electing fund” (a “QEF election”). In the case of a QEF election, the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

The Fund may be subject to foreign taxes, which could reduce the amount of its distributions. If more than 50% of the Fund’s assets were invested in foreign securities at the end of a year, the Fund would be eligible to make an election permitting Common Shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund. If it made this election, the Fund might report more taxable income to Common Shareholders than it actually distributes. It is unlikely that the Fund will be eligible to pass through foreign tax credits in any given year.

Investment in the Subsidiary

The Fund’s ability to make direct investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued guidance to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). The IRS recently suspended the issuance of such rulings, while it considers the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will seek other means of ensuring that the requirements applicable to RICs are satisfied. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

MLP Equity Securities

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership satisfies specific requirements, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. The Fund intends to invest in MLPs that satisfy (and references in this discussion to MLPs include only those MLPs that satisfy) these requirements. Under these requirements, an MLP is required to derive at least 90% of its gross income for each taxable year from specified sources of qualifying income, such as interest, dividends, real property rents, gain from the sale or disposition of real property, gains on sales of certain capital assets, and in certain limited circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Qualifying income also includes income and gains derived from mineral or natural

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resources (including energy related) activities, including the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels (including alcohol, biodiesel and alternative fuels).

If the MLPs are taxed as partnerships, the MLPs will be taxed differently from corporations for United States federal income tax purposes. A corporation is required to pay United States federal income tax on its income, and, to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay United States federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. MLPs, in contrast, are generally taxed as partnerships for United States federal income tax purposes if they meet the income requirements discussed above. In such case, no United States federal income tax would be imposed at the MLP entity level. A partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level—at the partner level.

Although distributions from MLPs resemble corporate dividends, they are treated differently for United States federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest. When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.

The Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of the alternative minimum taxable income. Such tax preference items will be allocated to Common Shareholders in proportion to the amount of the Fund’s taxable income (other than capital gain dividends) distributed to Common Shareholders as dividends. Common Shareholders should consult their tax advisors concerning the application of the alternative minimum tax to them.

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The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

The Fund may be required to “backup” withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is currently 28% until December 31, 2012, at which time the percentage will revert to 31%. Corporate Common Shareholders and certain other Common Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Common Shareholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a Common Shareholder who is neither a U.S. Common Shareholder nor a partnership for U.S. federal income tax purposes (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding Common Shares should consult its tax advisors with respect to the purchase, ownership and disposition of Common Shares.

Income not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Under current law, this withholding tax will apply even to the extent that the dividends are paid out of “portfolio interest” income or short-term capital gains that would not have been subject to such withholding tax had they been received directly by the foreign shareholder. For dividends paid by regulated investment companies in taxable years beginning before January 1, 2012, such “interest-related dividends” and “short-term capital gain dividends” that satisfied certain requirements were exempt from this withholding tax. There can be no assurance as to whether or not this exemption will be extended to future taxable years.

Distributions of capital gain dividends (including any amounts retained by the Fund which are reported as undistributed capital gains) and gains recognized on the sale or other disposition of our Common Shares may be subject to U.S. tax at the rate of 30% (or lower treaty rate) if the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold

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U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters—Backup Withholding.”

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported as undistributed capital gains and any gains realized upon the sale or exchange of Common Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders also may be subject to the branch profits tax imposed by the Code. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Withholding Rules

After December 31, 2013, withholding at a rate of 30% will be required on dividends in respect of, and, after December 31, 2014, on gross proceeds from the sale of, Common Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which Common Shares is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, Common Shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Shareholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in Common Shares.

Other Tax Considerations

Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Common Shares should consult their own tax advisors as to the tax consequences of investing in such Common Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above.

EXPERTS

The financial statements of the Fund as of                    , 2012 appearing in the Statement of Additional Information have been audited by                    , an independent registered public accounting firm, as set forth in their report thereon, appearing elsewhere herein. Such financial statements are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.                    provides auditing services to the Fund. The principal business address of                     is                    ,                    .

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CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street (the “Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder

Nuveen Active Allocation Real Return Fund

[To come.]

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NUVEEN ACTIVE ALLOCATION REAL RETURN FUND

Statement of Assets and Liabilities

, 2012

Assets:
Cash	$
Offering costs
Receivable from Adviser

Total assets

Liabilities:
Accrued offering costs
Payable for organization expenses

Total liabilities

Net assets applicable to Common shares	$

Common shares outstanding

Net asset value per Common share outstanding ($ divided by Common shares outstanding)	$

Net assets applicable to Common shares consist of:
Common shares, $.01 par value; unlimited number of Common shares authorized, Common shares outstanding	$
Paid-in surplus

Net assets applicable to Common shares	$

See Accompanying Notes to Financial Statements.

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NUVEEN ACTIVE ALLOCATION REAL RETURN FUND

Statement of Operations

Period from                 , 2012 (date of organization) through                 , 2012

Investment income	$—

Expenses:
Organization expenses
Expense reimbursement

Total expenses	—

Net investment income	$—

See Accompanying Notes to Financial Statements.

(1) The Fund

The Nuveen Active Allocation Real Return Fund (the “Fund”) was organized as a Massachusetts business trust on April 2, 2012. Upon its formation, the Fund was named “Nuveen Real Return Active Allocation Fund”; however, the Fund’s name was changed on July 5, 2012, to “Nuveen Active Allocation Real Return Fund” pursuant to the Amended and Restated Declaration of Trust. The Fund has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of             shares to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the Fund’s investment adviser, a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The Fund’s primary investment objective is to provide high current income. As a secondary investment objective, the Fund will seek to maximize real return over the market cycle. Real return is defined as total return adjusted for the effects of inflation. The Fund cannot assure you that it will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing in a range of investment categories that could be expected to positively correlate with the rate of inflation. The Fund will allocate its assets primarily among U.S. and non-U.S. investments in the following six investment categories: (i) commodities, (ii) real estate, (iii) infrastructure, (iv) adjustable rate loans, (v) energy and (vi) currencies and inflation protected debt securities. The Fund will make strategic allocations to these investment categories initially and actively manage these allocations over time to optimize the differences in correlations between asset classes, recognizing that no single investment performs in all inflationary environments. The Fund’s active asset allocation program seeks to capture additional total return and manage volatility consistent with the Fund’s real return objective. The Fund’s active asset allocation program combines quantitative and qualitative methods used to project future returns, risks and other factors across investment categories. The Fund employs proprietary portfolio construction methods to determine the optimal allocation to each of the Fund’s principal investment categories .

(2) Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum

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exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(3) Organization Expenses and Offering Costs

Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund (approximately $          ) and (ii) pay offering costs of the Fund (other than sales load) that exceed $0.04 per share. Based on an estimated offering size of $                (approximately                 shares), the Fund would pay a maximum of $            of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $            , which is currently estimated to be $            . The Fund’s share of offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations.

(4) Investment Management Agreement

The Fund has agreed to pay a total annual management fee to Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below:

Fund-Level Fee: The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million
For the next $500 million
For the next $500 million
For the next $500 million
Over $2 billion

Complex-Level Fee: The annual complex-level fee, payable monthly, shall be applied according to the following schedule:

Complex-Level Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion		%
$56 billion		%
$57 billion		%
$60 billion		%
$63 billion		%
$66 billion		%
$71 billion		%
$76 billion		%
$80 billion		%
$91 billion		%
$125 billion		%
$200 billion		%
$250 billion		%
$300 billion		%

(1)	For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage).

83

(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets for determining eligible assets in certain circumstances.

The management fee compensates Nuveen Fund Advisors for overall investment advisory and administrative services and general office facilities. Nuveen Fund Advisors is responsible for the Fund’s ongoing management, including the use of leverage, and for overseeing the investment activities of Nuveen Advisory Solutions and the Fund’s subadvisers. Nuveen Advisory Solutions, a division of Nuveen Asset Management, LLC (“Nuveen Asset Management”) will be responsible for managing the Fund’s overall global real return investment strategy and determining the portion of the Fund’s Managed Assets invested in each of the Fund’s principal investment categories pursuant to the Fund’s active asset allocation program. Nuveen Fund Advisors has entered into subadvisory agreements with Nuveen Asset Management, LLC (“Nuveen Asset Management”), a subsidiary of Nuveen Investments; Gresham Asset Management LLC (“Gresham”), a subsidiary of Nuveen Investments; Symphony Asset Management, LLC (“Symphony”), a subsidiary of Nuveen Investments; FAMCO MLP, a division of Advisory Research, Inc. (“FAMCO MLP”) and NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen Fund Advisors.

The Nuveen Asset Management Real Assets Team will manage the Fund’s investments in equity and debt securities of real estate and infrastructure companies. The Nuveen Asset Management Taxable Fixed Income Team will manage the Fund’s investments in currencies and inflation protected debt securities. Gresham will manage the Fund’s investments in commodity futures and options contracts. Symphony will manage the Fund’s investments in adjustable rate loans. FAMCO MLP will manage the Fund’s investments in energy MLPs. NWQ will manage the Fund’s investments in equity and debt securities of energy companies.

(5) Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholder or, alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains.

84

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk developing, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non- payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving. Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings database.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’

Nuveen Active Allocation Real Return Fund

STATEMENT OF ADDITIONAL INFORMATION

                , 2012

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to this Registration Statement on Form N-2.

2.	Exhibits:

a.1	Declaration of Trust dated April 2, 2012.

a.2	Amended and Restated Declaration of Trust dated July 5, 2012.

b.	By-laws of Registrant.

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement dated , 2012.*

g.2	Form of Nuveen Asset Management, LLC Subadvisory Agreement dated , 2012.*

g.3	Form of Gresham Investment Management LLC Subadvisory Agreement dated , 2012*

g.4	Form of Symphony Asset Management, LLC Subadvisory Agreement dated , 2012*

g.5	Form of Fiduciary Asset Management, Inc. Subadvisory Agreement dated , 2012*

g.6	Form of NWQ Investment Management Company, LLC Subadvisory Agreement dated , 2012*

h.1	Form of Underwriting Agreement.*

h.2	Form of Dealer Letter Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Selected Dealers Agreement.*

h.5	Form of Master Agreement Among Underwriters.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustee.*

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated (the “Custodian Agreement”).*

j.2	Appendix A to Custodian Agreement dated , 2012.*

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”).*

k.2	Amendment dated July 1, 2011 to the Transfer Agency Agreement.*

k.3	Schedule A to the Transfer Agency Agreement.*

l.1	Opinion and Consent of K&L Gates LLP.*

1

l.2	Opinion and Consent of Bingham McCutchen LLP.*

m.	Not Applicable.

n.	Consent of .*

o.	None.

p.	Subscription Agreement of Nuveen Fund Advisors dated , 2012.*

q.	None.

r.1	Code of Ethics of Nuveen Investments, Nuveen Fund Advisors, Inc., Nuveen Asset Management, LLC, Symphony Asset Management LLC and NWQ Investment Management Company, LLC.

r.2	Code of Ethics of Gresham Investment Management LLC.*

r.3	Code of Ethics of Fiduciary Asset Management, LLC.*

s.	Power of Attorney.

*	To be filed by amendment

Item 26:	Marketing Arrangements

Reference is made to the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

Reference is made to the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See the Introductory Paragraph and Paragraphs     ,      and      of Form of Master Selected Dealers Agreement, filed as Exhibit h.4 to this Registration Statement.

See the Introductory Paragraph and Sections     ,     ,     ,     ,     ,     ,      and      of the Form of                     . LLC Agreement Among Underwriters filed as Exhibit h.5 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees		$2.29
Financial Industry Regulatory Authority fees		$503.00
Promotion	$	*
Printing and engraving expenses	$	*
Legal fees	$	*
Exchange listing fees	$	*
Audit	$	*
Miscellaneous expenses	$	*
*

Total	$	*

*	To be filed by amendment

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

2

Item 29:	Number of Holders of Securities

At July 2, 2012:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	0

Item 30:	Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

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(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Section      of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Nuveen Fund Advisors manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee

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appears under “Management of the Fund” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr., Co-President	Vice Chairman, Wealth Management of Nuveen Investments, Inc.; Chairman of Nuveen Asset Management, LLC; Co-CEO of Nuveen Securities, LLC; formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors; formerly, President of First American Funds.

Sherri A. Hlavacek, Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Securities, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of Nuveen Investment Solutions, Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC and Symphony Asset Management LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Securities, LLC, Nuveen Asset Management, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Winslow Capital Management, Inc. and NWQ Holdings, LLC.

John L. MacCarthy, Director, Executive Vice President and Secretary	Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc. and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Executive Vice President and Secretary (since 2011) of Nuveen Asset Management, LLC; Director, Vice President and Secretary of Winslow Capital Management, Inc.

Glenn R. Richter, Director	Executive Vice President, Chief Operating Officer of Nuveen Investments, Inc. (since 2006); Co-CEO and COO of Nuveen Securities, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

Item 32:	Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-laws, minutes of trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Item 33:	Management Services

Not applicable.

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Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 13th day of July, 2012.

NUVEEN ACTIVE ALLOCATION REAL RETURN FUND /s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	July 13, 2012

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	July 13, 2012

John P. Amboian*	Sole Trustee

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-In-Fact
July 13, 2012

*	The original power of attorney authorizing Kevin J. McCarthy, Gifford R. Zimmerman and Eric Fess, among others, to execute this Registration Statement, and Amendments thereto, for the sole trustee of the Registrant on whose behalf this Registration Statement is filed, has been executed and is filed herewith as an Exhibit.

INDEX TO EXHIBITS

a.1	Declaration of Trust dated April 2, 2012.

a.2	Amended and Restated Declaration of Trust dated July 5, 2012.

b.	By-laws of Registrant.

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement dated , 2012.*

g.2	Form of Nuveen Asset Management, LLC Subadvisory Agreement dated , 2012.*

g.3	Form of Nuveen Asset Management, LLC Subadvisory Agreement dated , 2012.*

g.4	Form of Gresham Investment Management LLC Subadvisory Agreement dated , 2012*

g.5	Form of Symphony Asset Management, LLC Subadvisory Agreement dated , 2012*

g.6	Form of Fiduciary Asset Management, Inc. Subadvisory Agreement dated , 2012*

g.7	Form of NWQ Investment Management Company, LLC Subadvisory Agreement dated , 2012*

h.1	Form of Underwriting Agreement.*

h.2	Form of Dealer Letter Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Selected Dealers Agreement.*

h.5	Form of Master Agreement Among Underwriters.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).*

j.2	Appendix A to Custodian Agreement dated , 2012.*

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”).*

k.2	Amendment dated July 1, 2011 to the Transfer Agency Agreement.*

k.3	Schedule A to the Transfer Agency Agreement.*

l.1	Opinion and Consent of K&L Gates LLP.*

l.2	Opinion and Consent of Bingham McCutchen LLP.*

m.	Not Applicable.

n.	Consent of .*

o.	None.

p.	Subscription Agreement of Nuveen Fund Advisors dated , 2012.*

q.	None.

r.1	Code of Ethics of Nuveen Investments, Nuveen Fund Advisors, Inc., Nuveen Asset Management, LLC, Symphony Asset Management LLC and NWQ Investment Management Company, LLC.

r.2	Code of Ethics of Gresham Investment Management LLC.*

r.3	Code of Ethics of Fiduciary Asset Management, LLC.*

s.	Power of Attorney.

*	To be filed by amendment.